UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: January 31, 2019

Date of reporting period: January 31, 2019

Item 1. Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

ANNUAL REPORT

HANCOCK HORIZON FAMILY OF FUNDS

JANUARY 31, 2019

Burkenroad Small Cap Fund

Diversified Income Fund

Diversified International Fund

Dynamic Asset Allocation Fund

International Small Cap Fund

Louisiana Tax-Free Income Fund

Microcap Fund

Mississippi Tax-Free Income Fund

Quantitative Long/Short Fund

U.S. Small Cap Fund

The Advisors’ Inner Circle Fund II

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary, or, if you are a direct investor, by calling 1-800-990-2434.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-990-2434. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all Hancock Horizon Funds if you invest directly with the Funds.

Hancock Horizon Family of Funds	January 31, 2019

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that The Advisors’ Inner Circle Fund II uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-990-2434; and (ii) on the Commission’s website at http://www.sec.gov.

Shareholder Letter

Dear Shareholder,

2018 was a very challenging year that saw the return of volatility. The U.S. economy accelerated to some of the best, sustained growth since 2008; yet concerns mounted over global growth and market volatility returned. Almost all asset classes ended the year in negative territory with the best performing major asset class being intermediate bonds, with the Bloomberg Barclays Aggregate Index finishing the year at 0.0%. U.S. stocks faced three significant drawdowns during the year. (January — February, October, and December). As measured by the NASDAQ, the U.S. Small Cap Stocks entered bear market territory (down more than 20%) near the end of December. International stocks of both developed and emerging markets (EM) as measured by the MSCI EAFE and MSCI EM indices respectively peaked near the end of January and never recovered. Both indices were down more than 20% from their highs in January and finished the year with returns of -13.3% and -14.5%. Thankfully January of 2019 saw the markets return to rally mode with small caps leading the way and the Russell 2000 having a 1 month return of 11.25%. Let’s hope this trend continues throughout 2019.

10 Year Anniversaries

On September 30, 2018, both the Hancock Horizon Quantitative Long/Short Fund and the Hancock Horizon Diversified International Fund celebrated their 10 year anniversaries. Coincidentally, both funds had identical annualized 10 year return of 5.92% for this time period.

Four Star Funds

As of January 31, 2019 the Hancock Horizon Diversified International Fund, the Hancock Horizon Quantitative Long/Short Fund, the Hancock Horizon Louisiana Tax-Free Fund, and the Hancock Horizon Mississippi Tax-Free Fund Institutional Share Classes all received an overall 4-star rating from Morningstar based on risk adjusted returns. The Diversified International Fund was rated among 642 foreign large blend funds, the Quantitative Long/Short Fund was rated among 199 long-short equity funds, the Louisiana Tax-Free Income Fund was rated among 178 municipal single state long funds, and the Mississippi Tax-Free Income was rated among 138 municipal single state intermediate funds.

As of January 31, 2019, the Hancock Horizon Diversified International Fund and the Hancock Horizon Louisiana Tax-Free Fund Investor Share Classes received an overall 4-star rating from Morningstar based on risk adjusted returns. The Hancock Horizon Quantitative Long/Short Fund and the Hancock Horizon Mississippi Tax-Free Fund Investor Share Classes received an overall 3-star rating from Morningstar based on risk adjusted returns.

Fund Managers Added

In the May 31, 2018 prospectus update we announced that Nathan Grant, CFA would be added as a fund manager to the Hancock Horizon Louisiana and Hancock Horizon Mississippi Tax-Free Income Funds, and Austin Zaunbrecher, CFA would be added as a fund manager to the Hancock Horizon Burkenroad Small Cap Fund. Nathan Grant joined Horizon Advisers in 2009 and has over 20 years of experience in analyzing, trading, and investing across a wide variety of fixed income asset classes. Austin joined Horizon Advisers in 2013 and is the fund manager for the Hancock Horizon Dynamic Asset Allocation Fund. He also works as the lead equity analyst for the energy and utility sectors for the fund family and has over 10 years experience in asset management.

We would like to take this opportunity to thank you for your investment in the Hancock Horizon Funds. We appreciate your support and confidence in our management team, and we look forward to serving your future investment needs.

Sincerely,

David Lundgren, CFA

Chief Investment Officer

January 31, 2019

Disclosures

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please visit www.hancockhorizonfunds.com

Mutual fund investing involves risk including loss of principal.

Smaller companies typically exhibit higher volatility. Products of companies in which Funds invest may be subject to severe competition and rapid obsolescence. With short sales, you risk paying more for a security than you received from its sale. Short sales losses are potentially unlimited and the expense involved with the shorting strategy may negatively impact the performance of the fund.

Hancock Horizon Funds are advised by Horizon Advisers, a registered investment adviser and a wholly owned subsidiary of Hancock Whitney Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Hancock Whitney Bank or any of its affiliates.

This information must be preceded or accompanied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing. To determine if this Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risks, charges, expenses and performance before investing.

About Morningstar

© 2019 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is not guarantee of future results.

The Morningstar Rating™ for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The Morningstar Rating does not include any adjustment for sales loads The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The weights are: 100% three- year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods. As of 1/31/2019, the Hancock Horizon Quantitative Long/Short Fund received an overall Morningstar Rating of 4 stars for the Institutional Class Shares and 3 stars for the Investor Class Shares and was rated against 199 Long-Short Equity Funds over a three-year period, 120 over a five-year period, and 33 over a 10-year period and received 3, 4 and 4 stars for the Institutional Class Shares, and 3, 4 and 3 stars for the Investor Class Shares. As of 1/31/2019, the Hancock Horizon Louisiana Tax-Free Income Fund received an overall Morningstar Rating of 4 stars for the Institutional Class Shares and Investor Class Shares, and was rated against 178 Muni Single State Long Funds over a three-year period and 162 over a five-year period. The Fund received 3 and 5 stars for the Institutional Class Shares and 3 and 4 stars for the Investor Class Shares for these respective time periods. As of 1/31/2019, the Hancock Horizon Mississippi Tax-Free Income Fund received an overall Morningstar Rating of 4 stars for the Institutional Class Shares and 3 stars for the Investor Class Shares and was rated against 138 Muni Single State Intermediate Funds over a three-year period and 136 over a five-year period. The Fund received 3 and 5 stars for the Institutional Class Shares and 2 and 4 stars for the Investor Class Shares for these respective time periods.

The Quantitative Long/Short Fund Investor Class Shares one-year, five-year and ten-year inception to date return as of December 31, 2018 was -5.72%, 2.67% and 6.92%, respectively. Institutional Class Shares one-year, five-year and ten-year return as of December 31, 2018 was -5.61%, 2.84% and 7.14%, respectively. Gross expense ratio for the Investor Class Shares from the most recent prospectus is 1.44%, Institutional Class Shares is 1.19%.

Shareholder Letter (concluded)

The Diversified International Fund Investor Class Shares one-year, five-year and ten-year annualized return as of December 31, 2018 was -16.01%, -0.87% and 6.93%, respectively. Institutional Class Shares one-year, five-year and ten-year annualized return as of December 31, 2018 was -15.98%, -0.64% and 7.18%, respectively. Gross expense ratio for the Investor Class Shares from the most recent prospectus is 1.53%, Institutional Class Shares is 1.28%.

The Louisiana Fund Investor Class Shares one-year, five-year and annualized inception to date return as of December 31, 2018 was -0.04%, 4.76% and 4.28%, respectively. Institutional Class Shares one-year, five-year and annualized inception to date return as of December 31, 2018 was 0.18%, 5.02% and 4.53%, respectively. Gross expense ratio for the Investor Class Shares from the most recent prospectus is 1.78%, Institutional Class Shares is 1.53%.

The Mississippi Fund Investor Class Shares one-year, five-year and annualized inception to date return as of December 31, 2018 was -0.40%, 3.97% and 3.80%, respectively. Institutional Class Shares one-year, five-year and annualized inception to date return as of December 31, 2018 was -0.20%, 4.22% and 4.05%, respectively. Gross expense ratio for the Investor Class Shares from the most recent prospectus is 1.42%, Institutional Class Shares is 1.17%.

The performance quoted herein represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please visit www.hancockhorizonfunds.com.

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents the manager’s opinion and is an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as investment research.

Holdings are subject to change. Current and future holdings are subject to risk.

Economic Overview and Investment Outlook	January 31, 2019

2018 Review

2018 was a challenging year of volatility and paradox. The U.S. economy accelerated to some of the best, sustained growth since 2008; yet concerns mounted over global growth. Corporate profits were boosted substantially by tax reform to some of the strongest growth of the cycle, which led to widespread concern over peak earnings. Strong earnings growth drove equity valuations down to reasonable levels but market fears of over-valuation drove a sharp correction in stock prices in the 4th quarter. The markets were in sync with the Fed’s normalization agenda, taking three Fed Funds rate increases in stride through September, but the prospect of a 4th increase in December turned the market gloomy. Despite the economic cycle being 10 years down the road from the Great Recession and the Unemployment Rate at a 50-year low, core inflation remains low and stable. Interest rates rose substantially during the year but the 10-year Treasury at 3% hardly seemed indicative of a liquidity squeeze until the yield curve began to invert. Riding the wave of a strong economy, U.S. credit spreads cruised low and compressed most of the year until they abruptly widened in the fall. And finally, the European Central Bank terminated its quantitative easing program at year-end, leading us to wonder, with Italian 10-year government bonds yielding a mere 25 bps over U.S. Treasuries, how much longer European government bonds can continue such an amazing act of levitation.

2018 was one of the best years for economic growth and corporate earnings this cycle:

The 2nd and 3rd quarter real GDP of 4.2% and 3.4% were the strongest back-to-back quarters since 2014.1

2018 real GDP is expected to be at or near 3.0% and very likely will be the best year over year economic growth rate since 2005.1

Employment attained multi-year and in some cases multi-decades bests in many categories:2

•	The unemployment rate reached 3.7% — the lowest unemployment rate since 1969.

•	U.S. average hourly earnings grew at more than 3% for the first time since 2009

•	U.S. initial jobless claims averaged 220,000 for 2018 marking the lowest average since 1967.

•	Non-farm payrolls grew at a healthy average of 200,000 per month.

The ISM Manufacturing survey spent most of 2018 in the high 50s with three readings above 60 which were levels not experienced since 2004. (The ISM manufacturing survey is a survey that tracks sentiment amongst purchasing managers that historically has been a pretty reliable indicator of business conditions. Scores above 50 generally indicate a healthy economy. The survey is released monthly).

Lower taxes and the job market helped raise consumer confidence which translated into healthy spending. Consumer confidence readings as measured by the Conference Board Consumer Confidence Index reflected readings not experienced since 2000-01. (Consumer spending is a major component of GDP and was a big driver of the improved economic activity in the U.S. in 2018.)

S&P 500 earnings for 2018 are expected to grow at an estimated 25% over 2017 earnings.

Economic Overview and Investment Outlook (continued)

But the market was disappointed and focused elsewhere:

Of the 20 asset classes we may include in a portfolio (excluding cash), almost all finished the year in negative territory. Such broad based negative performance is a rarity in our experience. The best performing major asset class was intermediate bonds, as the Bloomberg Barclays U.S. Aggregate Index finished the year unchanged at 0.0%. It is quite rare for bonds to experience negative or in the case of 2018, no returns, but a tightening Fed, rising long term interest rates and widening credit spreads were headwinds for bond indices.

U.S. stocks faced three significant drawdowns during the year. (January — February, October, and December). As measured by the NASDAQ, the U.S. Small Cap Stocks entered bear market territory (down more than 20%) near the end of December. The S&P 500’s December drawdown reached 19% so technically did not enter a bear market.1

International stocks of both developed and emerging markets as measured by the MSCI EAFE and MSCI EM indices respectively peaked near the end of January and never recovered. Both indices were down more than 20% from their highs in January and finished the year with returns of -13.3% and -14.5%.1

2018 Asset Class Index Performance (Select Indices)
Bloomberg Barclays U.S. Aggregate Bond	0.01%
Russell 1000 Growth	-1.51%
Bloomberg Barclays US High Yield 2% Issuer Cap	-2.08%
JPM Emerging Market Bond Index Global Diversified	-4.26%
S&P 500	-4.38%
Russell 1000	-4.78%
FTSE EPRA/NAREIT Developed NR (REITS)	-5.60%
Russell 1000 Value	-8.27%
Russell 2000	-11.01%
S&P 400 Midcap	-11.08%
Bloomberg Commodity TR USD	-11.25%
Alerian MLP	-12.42%
Russell Microcap	-13.08%
MSCI EAFE	-13.79%
MSCI ACWI Ex USA NR USD	-14.20%
MSCI Emerging Markets NR	-14.58%
S&P Developed ex US SmallCap	-18.41%
Source: Morningstar

Performance quoted is past performance. Past performance does not guarantee future results.

Why the Disconnect?

There was no shortage of issues for market participants to fret about in 2018 despite much improved economic activity. Markets were mostly focused on the risks of policy mistakes on several fronts.

China — Shortly after Donald Trump was elected we penned, “Trump’s campaign rhetoric regarding trade seems to be discounted by many in the market. The executive branch has significant powers regarding trade policy and the risk that Trump imposes tariffs, taxes or other barriers to trade is a significant risk to the global economy and should be

January 31, 2019

monitored.” 2017 and to a certain extent most of the first half of 2018 saw U.S. markets celebrate lower taxes and regulatory relief. Many stated some of the tough talk out of Washington regarding trade was just talk and “this is how negotiations take place”. As time passed it became more and more evident that President Trump and his administration were prepared for a long protracted negotiation with China that was bigger than just trade. The U.S. has significant concerns regarding many inappropriate business policies by China involving corporate espionage, technology transfer and intellectual property. The unresolved trade argument weighed on markets and if one were to rank the greatest issues markets faced in 2018, we believe this would be number one.

Higher Interest Rates — After China, market concerns became acute in the Fall that U.S. monetary policy was tighter than it appeared. Market concerns focused on simultaneous rate increases and quantitative tightening, which became known as double-barreled tightening. We have been calling attention to the likely impact of quantitative tightening as the main event in global liquidity and the market began to appreciate the potential negative impact on global growth in October. Slower growth is the signal of rising credit risk and corporate bond risk premiums gapped wider in the fall, both investment grade and high-yield.

Disarray in Europe — Europe is in a separate class of policy confusion and political disintegration. The Euro continued to be a source friction in the European Union and political instability surfaced in Germany, France, Italy and Spain. The UK never adopted the Euro and now wants to leave the EU entirely, however it has not succeeded in defining a mutually agreeable exit strategy that will limit disruption to the European economy. March 29 is the hard date for BREXIT and it increasingly appears that the exit will be a rocky one. The EU conundrum is that the UK runs a large trade deficit with the EU, meaning that Britain is one of Europe’s best customers. The rational course of easing the exit and maintaining a strong trade relationship with the UK has been superseded by EU fears that BREXIT may encourage similar behavior elsewhere if it is too easy. The EU seems willing to take a hit over BREXIT and many in the UK are in agreement. With growth slowing and inflation flat-lining in Europe the risk of costly policy error is high.

Political Uncertainty — Political atmospherics were a source of heightened risk uncertainty in the U.S. President Trump’s unconventional leadership has contributed to political polarization and, despite several notable achievements in his term so far, has failed to broaden support or advance approval, and has brought us to a partial government shut-down over the year-end holidays. The nomination hearings in September for Supreme Court Justice Kavanaugh shocked the country with its nasty tone and brought the extent of partisan polarization in Congress into plain view. The Democratic Party ascendance in the House of Representatives following the mid-term elections is confirmation that President Trump, while perhaps still working from a viable Electoral College playbook, is lacking in broad-based popular support. The stock market has priced in a political risk premium that the Trump growth agenda has stalled at best and is now subject to a conceivably high level of interference over the balance of his term.

Economic Overview and Investment Outlook (continued)

While all of these uncertainties weighed on markets, it is also worth noting that markets are forward and it is possible that all of the good news of 2018 was priced into markets in 2017. However, the difficulties of 2018, particularly in December, would assume the market is expecting a pretty dire 2019 that frankly we just don’t see.

1 Source: Bloomberg

2 Source: Bureau of Labor Statistics

2019 Outlook

U.S. Economy

Economic growth in the U.S. isn’t expected to reach last year’s production, but all things considered, the U.S. economy appears to be headed for a solid 2019. The tax-cut law that helped drive robust U.S. economic performance in 2018 should continue to help economic activity in 2019. Tax refunds in early 2019 are expected to reach record numbers and should provide consumer spending a boost. Capital spending was somewhat restrained and disappointing in the U.S. in 2018. However, the trade war with China could disrupt the global supply chain and alter that trend in a significant way: some production of sensitive internet and network technology might start migrating from China back to the U.S., setting up the possibility of better-than-expected capital spending in 2019.

There are several potentially destabilizing situations that require caution. The U.S. economy has been growing since mid-2009, and all expansions eventually end. With a global slowdown already underway, an unresolved trade war with China and a volatile stock market, among other concerns, some are starting to talk about the possibility of a recession in 2019. But such speculation seems premature.

While a recession is possible, we believe the probability of recession remains quite low. We continue to expect only minor deceleration in GDP growth and generally healthy economic performance for the year. Our view is consistent with the consensus outlook of real economic growth trends around 2.5%.

Federal Reserve

In December, the Federal Reserve raised the federal funds rate by 0.25%, taking the rate to 2.5%. There was considerable discussion around a policy mistake by the Fed that was likely a contributing factor to the stock market volatility experienced at the end of 2018. We have been of the view that quantitative tightening would proceed until it interfered with the Fed’s interest rate tactics and growth mandate. We appear to be at that point. We expect the Fed will conclude, if not already, that market confidence would benefit from some assurance that the Fed does not intend to continue tightening without regard to the health of the U.S. economy. There are signals of such messaging from the Fed and Chairman Powell’s public comments on January 4th were clearly designed to reassure the markets that the Fed would adjust policy as necessary to support the economy. Our expectation is that future rate hikes will only occur if there is a confident growth outlook and an absence of pronounced risk aversion in the financial markets.

Interest Rates

In spite of global tensions and the expectation for moderating economic growth, in 2019 interest rates are likely to rise modestly from present levels. The reason for this is that as the Federal Reserve has moved away from exceptional accommodation and as other central banks follow, money will begin to

January 31, 2019

have a cost assigned to it in the form of positive real interest rates. A real yield is the yield that is left over after subtracting an estimate of inflation expectations appropriate for the term considered. Prior to the 2008 financial crisis the real federal funds rate did not spend time under 0% except for relatively short periods of time after recessions. After the 2008 financial crisis, the Federal Reserve’s exceptional intervention kept the real federal funds rate negative for a period of nearly 10 years. The natural consequence of the Federal Reserve moving away from exceptional accommodation is that the laws of rational economics reassert themselves. One of these laws is that money should have a cost. Our view is that the real federal funds rate will rise from its current approximate 0.5% towards 1.00% in 2019. We believe that this will translate to 2-year Treasury rates moving slightly above 3.0% in 2019, from about 2.5% presently. The 10-year Treasury rate will also rise and likely end 2019 in the 3.25 — 3.5% range.

Trade with China

Arguably, trade frictions with China were the most significant cause of the market difficulties during 2018. And some form of resolution (or not) will likely play a major role in how 2019 develops. Any further escalation of the trade war with China looms as a potentially destabilizing factor for the Chinese economy, one that could have a ripple effect globally, impacting Europe in particular because it’s such a major Chinese trading partner. Given the integrated nature of the global economy, the U.S. ultimately could feel a negative impact as well. If the economy is disrupted, financial markets will be further impacted and our forecast for rising interest rates would likely need a downward revision.

However, there are numerous signals from the negotiations with the Chinese that they desire to deliver enough agreement to defer the tariff escalation that could come after the pause expires March 1. The cyber-theft and industrial espionage issues are complex and difficult to resolve quickly; but the likely scenario seems to be an appraisal that the Chinese are negotiating in good faith, with enough progress to justify a further delay in tariff escalation, pending more fundamental reform of trade practices. Markets would likely be encouraged by such a scenario.

Europe

The potential for Europe to be a source of market disruption in 2019 is immediately located in a possible messy and disruptive BREXIT. However, a more fundamental and globally relevant risk is whether the European Central Bank will follow through with its projected policy tightening targeted for this summer. Markets have been handicapping the likelihood of ECB tightening this summer as roughly a toss-up, which is down from high likelihood a year ago and why the Dollar rallied 10% in 2018. If the ECB backs off the tightening schedule the markets will deduce negative interpretations for the European economy and the Dollar will likely rally further. A stronger Dollar in 2019 would constitute a significant head-wind for U.S. manufacturers.

Equities

In previous discussions, we opined that stocks were ‘priced for perfection’ — meaning that the valuation of U.S. stocks were above long term averages and that market participants were pricing in a very optimistic environment. So if there is any good news following the difficulties of 2018, it is that valuations now seem

Economic Overview and Investment Outlook (concluded)

reasonable. The math is pretty simple. S&P 500 2018 earnings are likely to grow at 25% from 2017 earnings, while the price of the S&P fell 6%. This led to a pretty significant decline in the P/E ratio of the market as evidenced by the chart below. It’s also worth highlighting and as illustrated below that other markets have also experienced a similar contraction in market multiples (P/E).

Source: Evercore ISI

While corporate earnings grew at an extraordinary rate in 2018, earnings for 2019 should fall back to a still quite healthy range of around 5-10% growth. Given improved valuations, much more cautious sentiment, and reasonable expectations for growth, we are fairly bullish on equities particularly in the U.S., but cognizant of the risks that could impact our outlook. Two of the big issues of 2018 will remain pressing issues of 2019 — a trade agreement with China and the Fed. If a deal is reached with China which we think is likely and the Fed doesn’t tighten too quickly, growth could accelerate and our bullish outlook should be on target. Fed Chairman Powell’s recent assurances that the Fed is paying close attention to the interaction of rate policy and portfolio roll-off, and would be quick to adjust tactics as conditions warrant, were well-received and, with some reinforcement, should alleviate immediate Fed risks to the U.S. growth outlook. But If a China deal doesn’t happen and tensions remain heightened and/or the Fed tightens too much then we could remain in a very difficult environment for stocks.

Politics

Positive market reaction to favorable updates on both of the primary concerns relating to the Fed and China are plausible and possibly even likely in the near term. Political concerns will fade away with improved outlooks on growth, trade and monetary policy. By summertime though, the maneuvering for the 2020 Democratic Presidential nomination will be in full swing and the political noise level will escalate accordingly. In the near term however, it remains a

January 31, 2019

risk that the Democratic House will prove opportunistic in seeking conflict with the Administration through budget policies designed to sharpen differences in priorities, resulting in repeat episodes of fiscal chaos such as we have seen recently. The markets are not likely to be amused by such antics.

A Disciplined Approach is Key

Markets clearly have many hurdles to overcome and political risks remain elevated. While this environment can be volatile and stressful for many in the short term, successful investors can remove emotion from the process and stay disciplined in their approach. We hope 2019 proves to be prosperous year for all!

David Lundgren, CFA

Chief Investment Officer

The Hancock Horizon Funds Investment Philosophy (unaudited)

High quality standards are an integral part of our investment approach. We do not believe that it is necessary to speculate in low quality securities to be able to produce good returns. To us, the most desirable investment program is one that utilizes high quality securities within a disciplined management process. Our quality standards are evident in the security holdings of all the Hancock Horizon Funds.

Discipline is an important key to long-term investment success. It means sticking to your investment approach for the long haul, provided that your approach recognizes real fundamental values that could ultimately be reflected in satisfactory investment returns. Value to us means determining the relative attractiveness of individual securities and asset classes using analytical methods that are unemotional and fundamentally driven. We continually analyze results to confirm or challenge the value added by our process. Occasionally, enhancements have been warranted, but over time the core decision-making process has remained intact. No significant changes are anticipated. We believe our approach will remain valuable and effective for the coming year.

With a high-quality, value-conscious and disciplined investment approach, it naturally follows that risk management is an integral part of our process as well. Some investors and fund managers focus on returns while neglecting risk. We believe that risk and return are equally important considerations. As a shareholder in the Hancock Horizon Funds, you can expect us to maintain our quality controls and investment disciplines. We will not reach for yield or attempt to enhance return by using securities or methods that are not compatible with the stated objectives of each fund. Our primary goal is to provide a way for investors to participate in the financial markets according to their particular needs. We do so by offering a diversified family of mutual funds that is truly representative of the expected risk and return characteristics of each asset class or investment category.

Management’s Discussion of Fund Performance (unaudited)	January 31, 2019

The Hancock Horizon Burkenroad Small Cap Fund seeks long-term capital appreciation by investing in small capitalization stocks and other equity securities of companies located or doing business in Alabama, Florida, Georgia, Louisiana, Mississippi, and Texas.

Horizon Advisers intends to utilize Tulane University’s Burkenroad Reports as a source of investment research, but also employs its own fundamental research and analysis in its investment decision-making. In selecting securities, Horizon Advisers primarily considers sales and expense trends, market position, historic and expected earnings and dividends.

At January 31, 2019, common stocks represented 98.1% of the Fund’s assets. The Burkenroad Fund’s largest holdings were in Industrial and Financial stocks, while Consumer Staples and Utilities stocks accounted for minimal exposure.

The Burkenroad Fund’s return for the past year for the period ended January 31, 2019 was -7.97%, -8.10% and -7.79% for Institutional Class, Investor Class and Class D, respectively. These results lagged the Fund’s benchmark, the Russell 2000 Index, which returned -3.52% for that same period. Long term performance remains outstanding. According to Lipper, there are 249 small cap core funds that have performance history back to December 31, 2001, the Fund’s inception date. Of those Funds, Burkenroad Small Cap Investor Class ranks #3 and Class D ranks #8 for that time period.

For the most recent 12 months, difficult performance in small cap Energy stocks continued to hamper the Fund’s performance. Small cap Energy stocks were down over 30% for that time period, the largest sector decline in the Russell 2000. The Fund’s overweight for Energy was a major drag on the return relative to its benchmark. An underweight in Information Technology was also detrimental to relative performance. Despite the difficult 12 month relative performance, stock selection provided a boost. Stock selection was particularly good in Healthcare and Industrials. Selection within Consumer Discretionary and Information Technology proved difficult.

Our unique regional approach to investing produced recent relative performance below our expectations and less appealing than our longer-term results. However, we remain confident that our approach is sound and that the demographics and economics of the Gulf South remain attractive for investment. We continue to enhance and refine our investment approach with the aim to deliver strong returns for our investors.

We have seen tremendous growth in assets over the years and have also achieved great success in investment performance. We appreciate our shareholders confidence in us to manage their assets and look forward to many more years of shared success.

Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice. Holdings are subject to change.

Management’s Discussion of Fund Performance (unaudited) (continued)

In addition to the normal risks associated with equity investing, smaller companies typically exhibit higher volatility. Products of companies in which the Fund invests may be subject to severe competition and rapid obsolescence.

The Hancock Horizon Burkenroad Small Cap Fund Investor Class Shares and Class D Shares were ranked by Lipper on the basis of total returns in the Small-Cap Core category for 1, 5, 10 and 15 year periods ended January 31, 2019. The Investor Class Shares ranked 719 out of 968 for 1 year, 546 out of 681 for 5 years, 251 out of 497 for 10 years, and 19 out of 308 for 15 years. Class D Shares ranked 695 out of 968 for 1 year, 555 out of 681 for 5 years, 277 out of 497 for 10 years, and 27 out of 308 for 15 years.

Past performance is no guarantee of future results.

Performance quoted is past performance. Past performance does not guarantee future results.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice.

Holdings are subject to change. Current and future holdings are subject to risk. There is no guarantee the Fund will achieve its stated objective.

January 31, 2019

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Burkenroad Small Cap Fund, Institutional Class Shares, Investor Class Shares or Class D Shares, versus the Russell 2000 Index and the Lipper Small-Cap Core Funds Classification

Russell 2000 Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

Lipper Small-Cap Core Funds Classification Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-Cap Core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

Sector Weightings

% of Total Portfolio Investments

	One-Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Institutional Class Shares*	-7.97%	n/a	n/a	n/a	7.33%
Investor Class Shares	-8.10%	9.99%	4.95%	13.97%	10.48%
Class D Shares	-7.79%	9.95%	4.82%	13.76%	10.27%
Russell 2000 Index	-3.52%	14.71%	7.26%	14.52%	8.21%

For periods ended January 31, 2019. Past performance is not predictive of future performance. Fund commenced operations on December 31, 2001.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

* Institutional Class Shares commenced operations on May 31, 2016. Returns shown on the graph, prior to inception date, are based on Investor Class Shares.

Management’s Discussion of Fund Performance (unaudited) (continued)

Top Ten Equity Holdings

Percentage of Total Investments

Luminex	1.9%

Amedisys	1.9%

Alamo Group	1.8%

Integer Holdings	1.8%

American National Insurance	1.8%

HEICO	1.8%

Kforce	1.8%

Tech Data	1.8%

United Community Banks	1.8%

Encompass Health	1.8%

January 31, 2019

The Hancock Horizon Diversified Income Fund (the “Fund”) seeks to maximize current income, and secondarily long-term capital appreciation using a multi-asset class portfolio structure. As of January 31, 2018, stocks and income producing securities represented 94% of the Fund’s Net Assets. The fund was invested in five asset categories chosen for their ability to help produce consistent levels of income.

In descending order the asset class weights at year-end were High Yield Bonds 37%, Dividend Stocks 30%, Preferred Stocks 16%, REITs 11%, Cash 6%, and lastly Variable Rate Loans 1%.

The Hancock Horizon Diversified Income Fund’s performance for the past year ending January 31, 2019 was -0.62% for the Institutional Class Shares, -0.89% for the Investor Class Shares, and -1.61% for the Class C Shares. The Fund continues to focus on income generation investing in a mix of equity and fixed income asset that can produce income. The Fund fell short of a benchmark portfolio consisting of a 50% weighting in the Dow Jones U.S. Select Dividend Index and 50% Bloomberg Barclays Intermediate Aggregate Bond Index, which returned 0.79%.

Previously the fund had exposure to MLPs (Master Limited Partnerships) but exited that asset class early in the year with the expectation that oil prices would continue to remain volatile. Proceeds were diverted to other asset classes but primarily to the Dividend Stocks asset class in an effort to capture some of the stock market appreciation.

In spite of the increased volatility and three stock market pullbacks in 2018, primarily because of geopolitical fears and worries of a potential global economic slowdown, the fund held up well because the only direct stock market exposure is the Dividend Paying stock asset class.

All asset classes held at year-end were positive except for the common stocks held in the Dividend Stock asset class sleeve which was down several percent. The fund continued to produce a dividend yield superior to the stated benchmark.

Dividend Yield is a financial ratio that shows how much a company pays out in dividends each year relative to its share price. A company may reduce or eliminate its dividend, causing losses to the fund.

Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice. Holdings are subject to change. Current and future holdings are subject to risk.

A company may reduce or eliminate its dividend, causing losses to the fund.

Mutual fund investing involves risk, including possible loss of principal. In addition to the normal risks associated with investing, REIT investments are subject to changes in economic conditions, credit risk and interest rate fluctuations. Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise.

Mortgage-backed securities are subject to prepayment and extension risk and therefore react differently to changes in interest rates than other bonds. Small movements in interest rates may quickly and significantly reduce the value of certain mortgage-backed securities. High yield bonds involve greater risks of default or downgrade and

Management’s Discussion of Fund Performance (unaudited) (continued)

are more volatile than investment grade securities, due to the speculative nature of their investments.

International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principals or from social, economic or political instability in other nations. In addition to international investments, securities focusing on a single country may be subject to higher volatility. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume.

Investments in smaller companies typically exhibit higher volatility.

There is no guarantee the Fund will achieve its stated objective.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in other Fund(s) are subject to the risks of the underlying Fund(s). MLP’s interests are all in a particular industry and the MLP will be negatively impacted by economic events adversely impacting that industry. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation, such as a limited control of management, limited voting rights and tax risks.

MLP’s may be subject to state taxation in certain jurisdictions, which will have the effect of reducing the amount of income paid by the MLP to its investors. The potential benefits of investing in MLPs depend on them being treated as partnerships for federal income tax purposes. Further, if the MLP is deemed to be a corporation then its income would be subject to federal taxation at the entity level, reducing the amount of cash available for distribution to the fund which could result in a reduction of the fund’s value.

January 31, 2019

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Diversified Income Fund, Institutional Class Shares, Investor Class Shares or Class C Shares, versus a 50/50 Hybrid of the Dow Jones U.S. Select Dividend Index & Bloomberg Barclays U.S. Intermediate Aggregate Bond Index, the Dow Jones U.S. Select Dividend Index, the Bloomberg Barclays U.S. Intermediate Aggregate Bond Index, and the Lipper Flexible Portfolio Funds Classification

The Dow Jones U.S. Select Dividend Index represents U.S. dividend paying companies that have non-negative historical dividend per share growth rate, a five year dividend to earnings-per-share ratio of less than or equal to 60%, paid dividends in each of the previous five years, and a three month average daily trading volume of 200,000 shares.

The Bloomberg Barclays U.S. Intermediate Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Lipper Flexible Portfolio Funds Classification is an equal dollar weighted index of the largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

Sector Weightings

% of Total Portfolio Investments

	One-Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized Inception to Date
Institutional Class Shares	-0.62%	4.74%	0.97%	2.25%
Investor Class Shares	-0.89%	4.47%	0.71%	2.00%
Class C Shares	-1.61%	3.71%	-0.03%	1.25%
50/50 Hybrid of the Dow Jones U.S. Select Dividend Index and Bloomberg Barclays Intermediate U.S. Aggregate Bond Index	0.79%	7.08%	6.30%	6.93%

For periods ended January 31, 2019. Past performance is not predictive of future performance. Fund commenced operations on September 26, 2012.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

Management’s Discussion of Fund Performance (unaudited) (continued)

Top Ten Equity Holdings

Percentage of Total Investments

WR Berkley	0.9%

Duke Energy	0.9%

AT&T	0.9%

Qwest	0.8%

Xerox	0.8%

EPR Properties	0.7%

Omnicom Group	0.7%

Universal	0.7%

FirstEnergy	0.7%

Kimberly-Clark	0.7%

January 31, 2019

At January 31, 2019, the Hancock Horizon Diversified International Fund’s (the “Fund”) largest geographic concentrations were in Europe (ex-UK), which represents roughly 40% of the fund’s allocation, and Asia (ex-Japan), which represents just under a quarter of the fund’s overall common stock investments. The Fund’s largest sector exposures were in Financials, Health Care, and Consumer Discretionary. The Fund’s returns for the year ended January 31, 2019 were -13.48% for the Institutional Class, -13.50% for the Investor Class, and -14.19% for the C Class. The Fund’s results underperformed its benchmark, the MSCI ACWI ex-U.S. Index, which returned -12.58% during this time period.

International trade policy continued to be a major focus of equity markets as investors analyzed the impact of both pending and potential tariffs between the U.S. and its trade partners. As trade talks between the U.S. and China progressed, previously-planned further tariff increases of up to 25% on $200 billion of Chinese goods were postponed. Previously, in the second quarter of the year, the U.S. imposed 25% tariffs on approximately $50 billion of Chinese imports. Last year, the U.S. imported just over $500 billion of goods from China while China imported about $130 billion of goods from the U.S. Within the European Union, fourth quarter GDP growth increased by 1.4%, compared to the same quarter a year earlier. Germany, the largest country in the EU detracted from the Union’s growth and barely escaped recession (marked by two consecutive quarters of negative GDP growth). The European Central Bank (ECB) maintained its deposit facility at -0.40% and noted that it expects rates to remain near their present levels through the summer of 2019. The

ECB Governing council also confirmed that it will end its €30 billion asset purchasing program in December. Chinese economic growth cooled slightly, as the world’s second largest economy grew at an annual rate of 6.5%. The government pointed to weaker domestic demand, real estate investment, and deteriorated trade relations with the United States as catalysts for the reduced pace of growth. Chinese equities declined despite the fact that MSCI recently integrated more than 200 Chinese-listed companies into its indexes, thereby providing a new source of investment for those shares.

The greatest impact on the Fund’s performance for the year was the Fund’s relative underweight to Utilities, REITs, and Consumer Staples. These sectors held up better than the rest as they have less exposure to cross-border trade and generally provide a healthy dividend. These characteristics were attractive to investors toward the end of 2018 as global markets fell sharply. From a country allocation perspective, the fund’s underweight to the Americas (ex US) provided a tailwind to performance during the period while a relative underweight to Japan detracted from performance.

Contributing to performance, headquartered in Brazil, JBS is one of the largest meat processing companies in the world. The company has an extensive product portfolio focusing mainly on beef, poultry and pork as well as high value-added prepared and processed foods. JBS’s products are distributed under well-known brand names and it sells to restaurant chains, hotels, and supermarkets in more than 20 different countries. During the period, JBS reported revenue that grew in excess of analyst expectations on the back of strong beef sales. The

Management’s Discussion of Fund Performance (unaudited) (continued)

company saw an increase in both volumes and sales prices, which contributed to the robust results. As a result of the improved fundamentals, the stock finished the period up over 30%. While headquartered in Sao Paulo, the company generates more than half of its revenue in the U.S. where beef consumption is nearly quadruple the world average and growing faster than the overall economy. With a forward price-to-earnings ratio in the single digits, we believe it continues to represent a compelling opportunity from a valuation standpoint compared to peers. Detracting from performance, headquartered in Taiwan, Advanced Semiconductor Engineering (ASE) is the world’s largest provider of semiconductor packaging and testing services, offering a broad and comprehensive variety of semiconductor chip packaging solutions found principally in mobile applications. In the most recent period, the company continued to show strength supported by the firm’s Electronic Manufacturing Services (EMS) division. These types of services are in ever increasing demand, growing mid-single digits year-over-year as more applications for semiconductors inhabit everyday life. However, the company missed consensus earnings expectations which prompted downward pressure on the stock price, which finished off by 29% during the period. As technology becomes more advanced and widely adopted, companies are increasingly outsourcing chip packaging capabilities and EMS. Given ASE’s established position as the world’s leading provider of packaging solutions, the firm should be a net beneficiary of this trend over our investment horizon. Additionally, trading at a P/E ratio in the low teens represents a discount to industry peers.

A company may reduce or eliminate its dividend, causing losses to the Fund.

Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice. Holdings are subject to change. Current and future holdings are subject to risk.

Mutual fund investing involves risk, including possible loss of principal. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, or from social, economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume.

Diversification may not protect against market risk.

There is no guarantee the Fund will achieve its stated objective.

January 31, 2019

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Diversified International Fund, Institutional Class Shares, Investor Class Shares or Class C Shares, versus the MSCI ACWI ex-U.S. Index, and the Lipper International Multi-Cap Growth Classification

The MSCI ACWI ex-U.S. Index is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S. based companies. It includes both developed and emerging markets.

Lipper International Multi-Cap Growth Classification invests in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. International multi-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to MSCI EAFE Index.

The MSCI Emerging Markets Index is designed to measure equity market performance in global emerging markets. It is a float-adjusted market capitalization index that consists of indices in 23 emerging economies: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates.

The MSCI EAFE Index is a stock market index serves as a benchmark of the performance in major international equity markets as represented by 21 major MSCI indexes from Europe, Australia and Southeast Asia.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

Sector Weightings

% of Total Portfolio Investments

	One-Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Institutional Class Shares	-13.48%	9.92%	2.05%	9.13%	5.05%
Investor Class Shares	-13.50%	9.71%	1.82%	8.87%	4.80%
Class C Shares	-14.19%	8.89%	1.07%	8.06%	4.02%
MSCI ACWI ex-U.S. Index	-12.58%	9.59%	3.11%	8.35%	4.51%

For periods ended January 31, 2019. Past performance is not predictive of future performance. Fund commenced operations on September 30, 2008.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

Management’s Discussion of Fund Performance (unaudited) (continued)

Country Weightings(1)

United Kingdom	9.1%
United States	8.8%
Japan	8.6%
France	6.7%
Switzerland	6.1%
Norway	5.6%
Netherlands	5.0%
Taiwan	4.9%
Hong Kong	4.6%
Germany	4.2%
Brazil	4.1%
China	3.8%
Austria	3.7%
India	3.5%
Spain	3.1%
Canada	2.9%
Singapore	2.6%
Panama	2.2%
South Korea	1.9%
Colombia	1.6%
Mexico	1.5%
Italy	1.4%
Chile	1.2%
Australia	1.2%
Czech Republic	0.9%
Indonesia	0.8%
100.0%

(1) % of Total Portfolio Investments (excluding the Dreyfus Government Cash Management holding and the Federated Government Obligations Fund).

Top Ten Equity Holdings

Percentage of Total Investments

ICON	3.9%

Amadeus IT Group	3.0%

Diageo	2.7%

Safran	2.7%

Novartis	2.6%

Taiwan Semiconductor Manufacturing	2.4%

DNB	2.3%

Secom	2.2%

Roche Holding	2.1%

Carnival	2.1%

January 31, 2019

The Hancock Horizon Dynamic Asset Allocation Fund (the “Fund”) seeks long-term capital appreciation. The Fund aims to manage volatility and enhance total portfolio returns by identifying and investing in trends of at least 20 asset classes. The strategy follows a systematic approach that rebalances periodically by purchasing exchange traded securities displaying positive trends and selling assets that exhibit negative trends.

As of January 31, 2019, the Fund had a below average risk relative allocation with roughly 20% in equities, 17% in alternative investments, 60% in fixed income, and the remaining in money markets. The largest holdings included the iShares Aggregate Bond ETF (18.9%) and the iShares Long-Term Treasuries ETF (14.1%), based on Net Assets as of January 31, 2019.

The Fund’s Institutional Class Shares had a difficult 12 months ended January 31, 2019 returning -7.78%. The Investor Class Shares returned -8.04% and the Class C Shares returned -8.71%. A balanced index of 50% MSCI ACWI Index and 50% Bloomberg Barclays U.S. Aggregate Bond Index returned -2.48% over the same time period. The Fund’s allocation moved considerably from an aggressive allocation to a conservative allocation as market volatility increased in the fourth quarter of 2018.

The aggressive allocation, to equities as well as commodities and MLPs, entering the fourth quarter was the major cause of the underperformance for the year. The largest detractors to performance occurred in October in US equities, both large cap and small cap, as well as US REITs. Additionally, MLPs and commodities sold off sharply as when oil prices declined nearly 40% from their late summer highs.

For the year, exposure to fixed income and ultra-short term bonds helped mitigate the decline during the major “risk-off” period in late 2018. In addition, large US equity exposure during the first half of the year, helped the fund have positive returns until the selloff later in the year.

The rapid flight to safety late in 2018, weighed on performance and the Fund lagged the balanced index for the year ended January 31, 2019. The strategy will continue to invest across the asset class spectrum in an effort to meet its long-term investment objectives.

Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice. Holdings are subject to change.

Diversification does not ensure a profit or guarantee against a loss.

Holdings are subject to change. Current and future holdings are subject to risk.

Mutual fund investing involves risk, including possible loss of principal. Capital gains, if any, are subject to capital gains tax. In addition to the normal risks associated with investing, REIT investments are subject to changes in economic conditions, credit risk and interest rate fluctuations. Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise.

Mortgage-backed securities are subject to prepayment and extension risk and therefore react differently to changes in interest rates than other bonds. Small movements in interest rates may quickly and significantly reduce

Management’s Discussion of Fund Performance (unaudited) (continued)

the value of certain mortgage-backed securities. High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities, due to the speculative nature of their investments. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principals or from social, economic or political instability in other nations. In addition to international investments, securities focusing on a single country may be subject to higher volatility. In emerging markets, these risks are heightened. The Fund’s investments in Underlying ETFs will subject it to substantially the same risks as those associated with the direct ownership of the securities held by such Underlying ETFs, and the Fund’s investments in Underlying ETNs will subject it to credit risk. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MLP’s interests are all in a particular industry and the MLP will be negatively impacted by economic events adversely impacting that industry. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation, such as a limited control of management, limited voting rights and tax risks. MLP’s may be subject to state taxation in certain jurisdictions, which will have the effect of reducing the amount of income paid by the MLP to its investors. Further, if the MLP is deemed to be a corporation then its income would be subject to federal taxation at the entity level, reducing the amount of cash available for distribution to the fund which could result in a reduction of the fund’s value. The potential benefits of investing in MLPs depend on them being treated as partnerships for federal income tax purposes.

The Fund may invest in derivatives, which are often more volatile than other investments and may magnify the Fund’s gains or losses. Diversification may not protect against market risk. Investments in commodities are subject to higher volatility than more traditional investments. Please read the prospectus carefully to obtain a complete understanding of the risks. There is no guarantee the Fund will achieve its stated objective.

January 31, 2019

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Dynamic Asset Allocation Fund, Institutional Class Shares, Investor Class Shares or Class C Shares versus a 50/50 Hybrid of the MSCI ACWI Index and the Bloomberg Barclays U.S. Aggregate Bond Index, MSCI ACWI Index, Bloomberg Barclays U.S. Aggregate Bond Index and the Lipper Flexible Portfolio Funds Classification

The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The Bloomberg Barclays U.S. Aggregate Bond Index is made up of the Bloomberg Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

The Lipper Flexible Portfolio Funds Classification is an equal dollar weighted index of the largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

Sector Weightings

% of Total Portfolio Investments

	One-Year Return	Annualized 3-Year Return	Annualized Inception to Date
Institutional Class Shares	-7.78%	6.57%	1.00%
Investor Class Shares	-8.04%	6.31%	0.72%
Class C Shares	-8.71%	5.52%	0.01%
50/50 Hybrid of MSCI ACWI Index and Bloomberg Barclays U.S. Aggregate Bond Index	-2.48%	6.84%	3.80%

For periods ended January 31, 2019. Past performance is not predictive of future performance. Fund commenced operations on May 29, 2015.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

Management’s Discussion of Fund Performance (unaudited) (continued)

Top Ten Equity Holdings

Percentage of Total Investments

iShares Core U.S. Aggregate Bond ETF	16.6%

iShares 20+ Year Treasury Bond ETF	13.7%

Vanguard Real Estate ETF	12.7%

iShares Core S&P 500 ETF	10.7%

VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	7.3%

iShares iBoxx $ Investment Grade Corporate Bond ETF	5.8%

SPDR Bloomberg Barclays International Treasury Bond ETF	5.8%

iShares MSCI Global Gold Miners ETF	5.0%

iShares MSCI Frontier 100 ETF	4.9%

iShares Russell 2000 ETF	4.9%

January 31, 2019

At January 31, 2019, the Hancock Horizon International Small Cap Fund’s (the “Fund”) largest geographic concentrations were in Europe (ex-U.K.), Asia (Ex-Japan), and Japan, which combined represents 70% of the Fund’s common stock investments. The Fund’s largest sector exposures were in Industrials, Consumer Discretionary, Materials, and Real Estate. The Institutional Class Share’s return for the year ending January 31, 2019, was -18.93%. The Investor Class Share’s return for the year ending January 31, 2019 was -19.10% and the Class C Share’s return for the year ending January 31, 2019 was -19.02%. The Fund underperformed its benchmark, the S&P Developed Ex-U.S. SmallCap Index (the “Index”), which returned -15.86% during this period.

Multiple political and economic concerns buffeted international markets in 2018, including Brexit, trade wars, and a general economic deceleration. Our approach was generally able to withstand these headwinds through the bulk of the year as a result of good stock selection.

The challenge for our approach and the Fund came in October and November when global equity markets generated significant negative returns. The areas that did better during the fourth quarter, albeit still negative, were larger cap companies, lower volatility stocks, and expensive stocks. As counter-intuitive as that may read, expensive stocks held up better, in part because ‘low vol’ names and defensive areas of the market were already expensive at the start of the fourth quarter. The focus of our approach is more on accelerating fundamentals, capital efficiency, and relative valuations, and it was an extremely challenging environment for our time-tested criteria.

The global cyclical slowdown became a larger issue for the markets in the fourth quarter. During the first nine months of the year, the slowdown was a known issue, as evidenced by data we watch closely, namely the international Purchasing Managers Indices (PMI) and a few other key indicators. Cyclical slowdowns do occur from time to time and have occurred a half dozen or so times since the founding of our firm in 1994. When this happens, “recession” becomes a popular topic of discussion and then a trigger arrives to spark a “fear” moment in the market. This is what happened in October and November. The U.S. appeared to join the international slowdown in economic growth at the same moment our Federal Reserve (the Fed) telegraphed that it would continue to raise rates. Fear that the Fed might go too far and push the U.S. into a recession led to an exaggerated, sentiment-based pullback.

During the fourth quarter, we watched as stock prices dropped more than earnings expectations. To be clear, forward earnings were revised downward — and, mainly in cyclical areas — but not enough to justify the dramatic fall in stock prices. This created a bit of a value opportunity in the market, which led to the rebound we are seeing here in 2019. Of note, our specific definitions of growth, quality, and value all have traction again, and the Fund has benefitted from these effects. The more cyclical areas of the market, which dramatically suffered in the fourth quarter, have rebounded, namely energy, materials, and semiconductors. Also of note, the six worst performing markets in the Fund in the fourth quarter, ordered by benchmark return, were Norway, Germany, Finland, France, Canada, and Switzerland. The six best-performing markets in January, ordered by benchmark return, were Canada, Portugal, Finland, Germany, the U.K., and Australia. Three

Management’s Discussion of Fund Performance (unaudited) (continued)

countries overlap on those two lists, indicating a strong reversal. We would suggest that the stocks that were punished the most in the fourth quarter had little, if any, fundamental change vs. negative speculation. This speculation created a fundamental dislocation, which is now being corrected.

For the twelve-months ending January 31, 2019, the Institutional Class Shares and the Investor Class Shares underperformed the benchmark by -3.07% and -3.24%, respectively. On the sector level, our process struggled in Industrials, Materials, Information Technology, and Consumer Staples, but gained some traction in Consumer Discretionary, Health Care, Financials, and Real Estate. From a country perspective, the primary detractors were Japan, South Korea, Canada, Belgium, and Portugal, while we did well in Germany, Australia, Norway, Spain, and Italy.

We will continue to stick with our disciplined, bottom-up stock selection process, confident that it can add value over longer time periods. However, we are not overly excited about the general state of economic growth and continue to watch every name in the Fund.

Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice. Holdings are subject to change. Current and future holdings are subject to risk.

In addition to the normal risks associated with equity investing, smaller companies typically exhibit higher volatility. Products of companies in which the Fund invests may be subject to severe competition and rapid obsolescence.

Mutual fund investing involves risk, including possible loss of principal. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, or from social, economic or political instability in other nations. There are specific risks inherent in investing in small-cap and micro-cap companies. Small-cap and micro-cap companies have a higher risk of failure and typically experience a greater degree of volatility. Investing in micro-cap companies may not be appropriate for all investors. Please read the prospectus carefully to obtain a complete understanding of the risks.

Diversification may not protect against market risk. There is no guarantee the Fund will achieve its stated objective.

January 31, 2019

Comparison of Change in the Value of a $10,000 Investment in the Hancock International Small Cap Fund, Institutional Class Shares, Investor Class Shares or Class C Shares, versus the S&P Developed ex-U.S. Small Cap Index and the Lipper International Small/Mid-Cap Growth Funds Classification

The S&P Developed ex-U.S. Small Cap Index comprises the stocks representing the lowest 15% of float-adjusted market cap in each developed country. It is a subset of the S&P Global BMI, a comprehensive, rules-based index measuring global stock market performance.

The Lipper International Small/Mid-Cap Growth Funds Classification invests at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) below Lipper’s international large-cap floor.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

Sector Weightings

% of Total Portfolio Investments

	One-Year Return	Annualized 3-Year Return	Annualized Inception to Date
Institutional Class Shares	-18.93%	4.87%	0.99%
Investor Class Shares	-19.10%	4.61%	0.74%
Class C Shares	-19.02%	4.42%	0.44%
S&P Developed ex-U.S. Small Cap Index	-15.86%	9.36%	4.07%

For periods ended January 31, 2019. Past performance is not predictive of future performance. Fund commenced operations on May 29, 2015.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

Management’s Discussion of Fund Performance (unaudited) (continued)

Country Weightings(1)

Japan	18.9%
United Kingdom	15.1%
Italy	7.5%
Australia	7.3%
Canada	6.5%
Israel	6.5%
Germany	6.1%
Singapore	5.3%
South Korea	4.9%
Sweden	4.7%
Norway	4.4%
France	2.7%
Netherlands	2.3%
Finland	1.9%
Spain	1.4%
United States	1.4%
Hong Kong	1.3%
Switzerland	1.3%
Portugal	0.5%
100.0%

(1) % of Total Portfolio Investments (excluding the Dreyfus Government Cash Management holding and Federated Government Obligations Fund).

Top Ten Equity Holdings

Percentage of Total Investments

Mapletree Industrial Trust	2.6%

Charter Hall Group	2.2%

BlueScope Steel	1.9%

Eckert & Ziegler	1.8%

DiaSorin	1.7%

Games Workshop Group	1.6%

Ferrexpo	1.6%

Yanlord Land Group	1.6%

Aecon Group	1.5%

AF Gruppen	1.5%

January 31, 2019

The Hancock Horizon Louisiana Tax Free Income Fund (the “Fund”) seeks current income exempt from both federal income tax and Louisiana personal income tax by investing primarily in municipal bonds of Louisiana issuers.

For the period ending January 31, 2019, the Fund generated a total return of +2.31% for the Institutional Class Shares, +2.10% for the Investor Class Shares, and +1.55% for the Class C Shares. This compares to +3.26% for the Bloomberg Barclays Municipal Bond Index and +2.33% for the Lipper Other States Municipal Debt Index. Fund performance was generally in line with the overall municipal market and the Lipper peer group despite a very volatile year for interest rates and a sluggish Louisiana economy.

During this fiscal period, the Fund’s sector allocation continued to emphasize higher yielding revenue bonds with notable positions in the Education and Sales Tax sectors. General Obligation bonds, both state and local government represented a minority position. At the fiscal year end total Revenue bonds represented 55% of the portfolio while General Obligation bonds comprised 36% of the Fund. The period ended with the Fund’s average effective maturity at 13.38 years and a weighted average effective duration of 7.34 years. The average quality of the fund remained steady at AA-.

The fiscal year ended January 31, 2019 was a period of rollercoaster interest rates. Despite the volatility municipal interest rates ended the 12 month period largely unchanged. The dominant factors influencing the interest rate markets were U.S. China trade concerns, hawkish Federal Reserve action, Brexit, and slowing growth around the world. In Louisiana it was another period of good but not great economic growth. The price of oil again proved volatile but managed to average over $60 per barrel for the 12 month period which was a welcome surprise for a state fiscal budget based on oil at $53 per barrel. The fourth quarter of calendar 2018 did create budget concerns however as fears of a slowing domestic U.S. economy pushed oil prices down into the mid $40’s before rallying back to $53 per barrel by 1/31/2019. The uncertainty around the price of crude over the next several years has kept a lid on deep water drilling in the Gulf of Mexico. Offshore drilling is an important component of employment in the Louisiana and remains a drag on the economy. On the positive side cheap domestic oil and gas has fueled a dramatic multiyear expansion in our U.S. petrochemical manufacturing capacity with a great deal of the construction projects located in Louisiana. A temporary lull in this industrial construction megaprojects in 2018 led to the softer economic growth. Unemployment in Louisiana remains considerably higher than the overall U.S. economy at 4.9% as of 1/31/2019. Overall state and local budgets remain sound. Lawmakers in Louisiana passed several tax increases in 2017 and 2018 which when combined with modest spending increases have generated small surpluses.

Looking ahead we believe the Louisiana economy has turned the corner on the oil and gas downturn. Louisiana state budgets are based on an average oil price around $53 which appears reasonable for the foreseeable future. Employment continues to improve but will likely continue to lag the overall U.S. economy. The state of Louisiana will need to remain vigilant on general fund spending as Medicare spending will likely grow over the next several years. The Louisiana constitution requires a balanced budget so no doubt the solution will once

Management’s Discussion of Fund Performance (unaudited) (continued)

again rely on additional sales tax revenue in conjunction with some minor trimming of the budget. We continue to closely monitor our credit exposure in order to maintain our overall portfolio quality.

Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice. Holdings are subject to change. Current and future holdings are subject to risk.

Mutual fund investing involves risk, including possible loss of principal. Bonds and bond funds generally decrease in value as interest rates rise. High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities, due to the speculative nature of their investments. In addition to the normal risks associated with investing, because the Fund primarily invests in Louisiana securities, it may be more volatile and susceptible to a single adverse economic or regulatory occurrence affecting those obligations. The Fund is not diversified. There is no guarantee that dividends will be paid, nor that the Fund’s income will be exempt from federal or state income taxes or alternative minimum tax.

There is no guarantee the Fund will achieve its stated objective.

Average effective maturity is a weighted average of all the maturities of the bonds in a portfolio, computed by weighting each bond’s effective maturity by the market value of the security.

Average effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates.

January 31, 2019

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Louisiana Tax-Free Income Fund, Institutional Class Shares or Investor Class Shares versus the Bloomberg Barclays Municipal Bond Index, and the Lipper Other States Municipal Funds Classification

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Louisiana Tax-Free Income Fund, Class C Shares, versus the Bloomberg Barclays Municipal Bond Index, and the Lipper Other States Municipal Funds Classification

The Bloomberg Barclays Municipal Bond Index is a widely-recognized index of municipal bonds with maturities of at least one year.

Lipper Other States Municipal Funds Classification: Funds that invest in municipal debt issues with dollar weighted average maturities of five to ten years and are exempt from taxation on a specified city or state basis.

The performance data quoted represents past performance and the investment return and principal value of an investment may fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

	One-Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized Inception to Date
Institutional Class Shares	2.31%	1.68%	4.29%	4.56%
Investor Class Shares	2.10%	1.45%	4.05%	4.31%
Class C Shares	1.55%	1.61%	4.13%	2.66%(1)
Bloomberg Barclays Municipal Bond Index	3.26%	2.15%	3.57%	4.40%(2)

For periods ended January 31, 2019. Past performance is not predictive of future performance. Fund commenced operations on February 1, 2011.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

(1)	Class C Shares commenced operations on May 31, 2013.

(2)	The annualized inception to date return for the Index, since May 31, 2013, is 3.00%.

Sector Weightings

% of Total Portfolio Investments

Management’s Discussion of Fund Performance (unaudited) (continued)

Credit Quality Ratings

Moody’s

S&P

Moody’s gradations of creditworthiness are indicated by rating symbols, with each symbol representing a group in which the credit characteristics are broadly the same. There are nine symbols as follows, from that used to designate least credit risk to that denoting greatest credit risk: Aaa, Aa, A, Baa, Ba, B, Caa, Ca and C. Moody’s Money Market Fund Ratings are opinions of the investment quality of shares in mutual funds and similar investment vehicles which principally invest in short-term fixed income obligations. As such, these ratings incorporate Moody’s assessment of a fund’s published investment objectives and policies, the creditworthiness of the assets held by the fund, the liquidity profile of the fund’s assets relative to the fund’s investor base, the assets’ susceptibility to market risk, as well as the management characteristics of the fund. There are six symbols as follows, from that used to designate least credit risk to that denoting greatest credit risk: Aaa-mf, Aa-mf, A-mf, Baa-mf and B-mf. For more information on Moody’s Ratings, please visit their website at www.moodys.com.

Standard & Poor’s (“S&P”) ratings are grades given to bonds that indicate their credit quality. S&P gives ratings after evaluating a bond issuer’s financial strength or the ability to pay a bond’s principal and interest in a timely fashion. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). S&P provides principal stability fund ratings on a money market fund’s capacity to maintain stable principal. S&P gives ratings after evaluating the credit worthiness of the Fund’s investments, counterparties and managements ability and policies to maintain the fund’s stable net asset value. Rating are measured on a scale that generally ranges from AAAm (highest) to Dm (lowest). For more information on S&P Ratings, please visit their website at www.standardandpoors.com.

January 31, 2019

The Hancock Horizon Microcap Fund (the “Fund”) seeks long-term capital appreciation by investing in stocks which the Advisor believes to have above average growth potential based on analysis. The Fund will attempt to achieve this objective by investing primarily in equity securities of U.S. companies with market capitalizations under $750 million.

As of January 31, 2019, common stocks represented 95.3% of the Fund’s Net Assets. The Fund’s largest holdings were in Financials, Industrials, and Consumer Discretionary, while Utilities, Communication Services, and Staples had the least exposure.

The Fund’s return for the past year ended January 31, 2019 was -14.55% for the Institutional Class Shares, -14.73% for the Investor Class Shares, and -15.36% for the Class C Shares, while the Fund’s benchmark, the Russell Microcap Index, returned -6.26% for the same period. For the 12 months ended January 31, 2019 microcap stocks significantly underperformed the S&P 500.

The Fund’s performance was negatively impacted by both overall stock selection and sector positioning. The largest detractors for the 12 month period were in Energy and Consumer Discretionary sectors. Stock selection in Energy and Consumer Discretion were both negative drags on performance. Additionally, the Fund held a significant overweight position in Energy and it was the worst performing sector during this time period. The Fund’s underweighting in Healthcare and stock selection in Consumer Staples were the largest positive contributors to performance.

Looking ahead global economies, including the US, undoubtedly slowed as we ended 2018. However,

we believe the US economy will continue to fare better than most. This should favor Microcaps which generally derive a higher percentage of their revenue from domestic sources. Additionally, the Fed appears to be on indefinite hold and with the sharp pullback in the fourth quarter equity valuations are much more reasonable. Potential headwinds for the market include a protracted trade war, Brexit uncertainty and continued dysfunction in Washington.

Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice. Holdings are subject to change. Current and future holdings are subject to risk.

In addition to the normal risks associated with equity investing, smaller companies typically exhibit higher volatility. Products of companies in which the Fund invests may be subject to severe competition and rapid obsolescence.

Mutual fund investing involves risk, including the possible loss of principal. In addition to the normal risks associated with investing, REIT investments are subject to changes in economic conditions, credit risk and interest rate fluctuations. There are specific risks inherent in investing in small-cap and micro-cap companies. Small-cap and micro-cap companies have a higher risk of failure and typically experience a greater degree of volatility. Investing in micro-cap companies may not be appropriate for all investors. Please read the prospectus carefully to obtain a complete understanding of the risks. Diversification may not protect against market risk.

There is no guarantee the Fund will achieve its stated objective.

Management’s Discussion of Fund Performance (unaudited) (continued)

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Microcap Fund, Institutional Class Shares, Investor Class Shares or Class C Shares, versus the Russell Microcap Index and the Lipper Small-Cap Core Funds Classification

The Russell Microcap Index is a capitalization weighted index of 2,000 small cap and micro cap stocks that captures the smallest 1,000 companies in the Russell 2000, plus 1,000 smaller U.S.-based listed stocks.

The Lipper Small-Cap Core Funds Classification: Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-Cap Core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, comparable to the S&P Small Cap 600 Index.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

Sector Weightings

% of Total Portfolio Investments

	One-Year Return	Annualized 3-Year Return	Annualized Inception to Date
Institutional Class Shares	-14.55%	7.03%	3.17%
Investor Class Shares	-14.73%	6.75%	2.91%
Class C Shares	-15.36%	5.96%	2.14%
Russell Microcap Index	-6.26%	13.42%	4.98%

For periods ended January 31, 2019. Past performance is not predictive of future performance. Fund commenced operations on May 29, 2015.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

January 31, 2019

Top Ten Equity Holdings

Percentage of Total Investments

Zumiez	1.8%

Regional Management	1.5%

On Deck Capital	1.5%

PCM	1.5%

Federal Agricultural Mortgage	1.5%

Transcat	1.4%

Enova International	1.4%

FONAR	1.4%

EZCORP	1.4%

W&T Offshore	1.4%

Management’s Discussion of Fund Performance (unaudited) (continued)

The Hancock Horizon Mississippi Tax-Free Income Fund (the “Fund”) seeks current income exempt from both federal income tax and Mississippi personal income tax by investing primarily in municipal bonds of Mississippi issuers.

For the period ending January 31, 2019, the Fund generated a total return of +2.03% for the Institutional Class Shares, +1.96% for the Investor Class Shares, and +1.06% for the Class C Shares. This compares to +3.26% for the Bloomberg Barclays Municipal Bond Index and +2.33% for the Lipper Other States Municipal Debt Index. Fund performance was generally in line with its Lipper peer group.

During this fiscal period, the Fund’s sector allocation emphasized higher yielding revenue bonds over general obligation securities, both state and local. Total revenue bonds represented 51% of the portfolio while general obligation bonds comprised 47% of the Fund. The period ended with the Fund’s average effective maturity at 12.43 years and a weighted average effective duration of 7.89 years. The average quality of the fund remained steady at AA-.

The fiscal year ended January 31, 2019 was a period of rollercoaster interest rates. Despite the volatility municipal interest rates generally ended the 12 month period largely unchanged. The dominant factors generally influencing the U. S. interest rate markets were U.S. / China trade worries, hawkish Federal Reserve action, Brexit, and slowing growth around the world. The past year was on balance a better year for the Mississippi economy. GDP growth for the Mississippi economy appears to be on track for a 1.5+% increase in 2018. While one of the best years for Mississippi since the Great Recession of 2008,

Mississippi still trails economically well behind the rest of the country. Most Mississippi leading and coincident economic indicators remain positive. As an agricultural state Mississippi still needs a positive U.S. trade agreement with China to maintain upward economic momentum. Assuming a prolonged trade dispute is avoided GDP growth in 2019 is projected to slow modestly to +1.2%. This slowdown is in keeping with the generally slower growth in the national economy. Statewide Mississippi unemployment continues to remain elevated at 4.7% compared to the rest of the country but is likely to drift lower as the national economy grows. Mississippi’s conservative spending policies and an ample rainy day fund combine to help ensure Mississippi bonds remain fiscally sound.

Looking ahead we believe the Mississippi economy should continue to record slow but steady growth in 2019. Mississippi state and local governments should generally experience stable finances over the coming year as agricultural exports improve and wages trend higher. In all the Mississippi tax exempt municipal market still offers fair value relative to other investment grade taxable fixed income alternatives. With few tax-advantaged options still available to high tax bracket investors municipal bonds remain one of the better options for income and quality.

Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended

January 31, 2019

to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice. Holdings are subject to change. Current and future holdings are subject to risk.

Mutual fund investing involves risk, including possible loss of principal. Capital gains, if any, are subject to capital gains tax. Bonds and bond funds generally decrease in value as interest rates rise. High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities, due to the speculative nature of their investments. In addition to the normal risks associated with investing, because the Fund primarily invests in Mississippi securities, it may be more volatile and susceptible to a single adverse economic or regulatory occurrence affecting those obligations. The Fund is not diversified. There is no guarantee that dividends will be paid, nor that the Fund’s income will be exempt from federal or state income taxes or alternative minimum tax.

There is no guarantee the Fund will achieve its stated objective.

Average effective maturity is a weighted average of all the maturities of the bonds in a portfolio, computed by weighting each bond’s effective maturity by the market value of the security.

Average effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates.

Management’s Discussion of Fund Performance (unaudited) (continued)

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Mississippi Tax-Free Income Fund, Institutional Class Shares or Investor Class Shares versus the Bloomberg Barclays Municipal Bond Index, and the Lipper Other States Municipal Funds Classification

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Mississippi Tax-Free Income Fund, Class C Shares, versus the Bloomberg Barclays Municipal Bond Index, and the Lipper Other States Municipal Funds Classification

The Bloomberg Barclays Municipal Bond Index is a widely-recognized index of municipal bonds with maturities of at least one year.

Lipper Other States Municipal Funds Classification: Funds that invest in municipal debt issues with dollar weighted average maturities of five to ten years and are exempt from taxation on a specified city or state basis.

The performance data quoted represents past performance and the investment return and principal value of an investment may fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

	One-Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized Inception to Date
Institutional Class Shares	2.03%	1.19%	3.66%	4.11%
Investor Class Shares	1.96%	0.98%	3.44%	3.87%
Class C Shares	1.06%	0.18%	2.85%	1.52%(1)
Bloomberg Barclays Municipal Bond Index	3.26%	2.15%	3.57%	4.40%(2)

For periods ended January 31, 2019. Past performance is not predictive of future performance. Fund commenced operations on February 1, 2011.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

(1)	Class C Shares commenced operations on May 31, 2013.
(2)	The annualized inception to date return for the Index, since May 31, 2013, is 3.00%.

Sector Weightings

% of Total Portfolio Investments

January 31, 2019

Credit Quality Ratings

Moody’s

S&P

Moody’s gradations of creditworthiness are indicated by rating symbols, with each symbol representing a group in which the credit characteristics are broadly the same. There are nine symbols as follows, from that used to designate least credit risk to that denoting greatest credit risk: Aaa, Aa, A, Baa, Ba, B, Caa, Ca and C. Moody’s Money Market Fund Ratings are opinions of the investment quality of shares in mutual funds and similar investment vehicles which principally invest in short-term fixed income obligations. As such, these ratings incorporate Moody’s assessment of a fund’s published investment objectives and policies, the creditworthiness of the assets held by the fund, the liquidity profile of the fund’s assets relative to the fund’s investor base, the assets’ susceptibility to market risk, as well as the management characteristics of the fund. There are six symbols as follows, from that used to designate least credit risk to that denoting greatest credit risk: Aaa-mf, Aa-mf ,A-mf, Baa-mf and B-mf. For more information on Moody’s Ratings, please visit their website at www.moodys.com.

Standard & Poor’s (“S&P”) ratings are grades given to bonds that indicate their credit quality. S&P gives ratings after evaluating a bond issuer’s financial strength or the ability to pay a bond’s principal and interest in a timely fashion. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). S&P provides principal stability fund ratings on a money market fund’s capacity to maintain stable principal. S&P gives ratings after evaluating the credit worthiness of the Fund’s investments, counterparties and managements ability and policies to maintain the fund’s stable net asset value. Rating are measured on a scale that generally ranges from AAAm (highest) to Dm (lowest). For more information on S&P Ratings, please visit their website at www.standardandpoors.com.

Management’s Discussion of Fund Performance (unaudited) (continued)

The Quantitative Long/Short Fund seeks long-term capital appreciation by taking long and short positions in equity securities of publicly-traded companies in the U.S.

Horizon Advisers establishes long positions in common stocks we believe to be “undervalued” and establishes short positions in common stocks we believe to be “overvalued” based on quantitative, fundamental and technical analyses. There are two aspects to our investment process. One involves a top down approach to the Fund’s net equity positioning by reviewing various forms of valuation and momentum indicators of the general US equity markets. The second relates to the bottom up approach to stock selection derived primarily using quantitative techniques. Our quantitative model ranks stocks according to their relative attractiveness based on valuation, earnings, and momentum factors.

On January 31, 2019, the Quantitative Long/Short Fund had a net long position of 60.9%, with 9.1% of the Fund’s value in short positions. The Fund’s largest holdings were in Information Technology, Consumer Discretionary, and Financials sectors while having the least exposure to Real Estate.

The Quantitative Long/Short Fund’s return for the year ended January 31, 2019 was -5.21% for Institutional Class, -5.42% for Class A, and -6.06% for Class C. This performance was unfavorable to the Fund’s Lipper benchmark, the Lipper Long-Short Equity Funds Index which returned -3.74% and below the S&P 1500 which returned -2.42% for the same period.

The Fund benefited from stock selection in Consumer Staples and Energy. Stock selection in

Information Technology and overweight allocations to small cap and mid cap stocks were the biggest detractors during the year.

Although 2018 is behind us, many of the issues that caused the market volatility such as a slowing global economy, central bank tightening, and slowing earnings growth have not been resolved and may continue to weigh on markets in 2019. Many U.S. leading indicators have weakened somewhat but still suggest a low probability of recession this year. We also must consider that we have been in one of the longest bull markets in history for U.S. equities with all-time highs reached as recently as last September. With the recent market downturn in the 4th quarter, trailing 12 month PE’s fell closer to their historical average, however long term valuation levels still look expensive suggesting below average U.S. equity returns for the next couple of years. With that in mind we anticipate that volatility will stay elevated for most of the year as investors will be hyper sensitive to Fed comments and earnings growth forecasts. Market dynamics could certainly change and become more positive as these issues get resolved, however we remain cautiously positioned until further evidence of more positive signals develop. We continue to monitor general market conditions for opportunities as this strategy remains flexible to adapt to changing market conditions.

Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended

January 31, 2019

to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice. Holdings are subject to change. Current and future holdings are subject to risk.

Mutual fund investing involves risk, including loss of principal. With short sales, you risk paying more for a security than you received from its sale. Short sale losses are potentially unlimited and the expenses involved with the shorting strategy may negatively impact the performance of the fund. Please read the prospectus carefully to obtain a complete understanding of the risks. In addition to the normal risks associated with investing, investments in smaller companies typically exhibit higher volatility. REIT investments are subject to changes in economic conditions, credit risk and interest rate fluctuations. The Fund may invest in derivatives, which are often more volatile than other investments and may magnify the Fund’s gains or losses.

There is no guarantee the Fund will achieve its stated objective.

Management’s Discussion of Fund Performance (unaudited) (continued)

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Quantitative Long/Short Fund, Institutional Class Shares, Investor Class Shares, or Class C Shares, versus the S&P Composite 1500 Index, and the Lipper Long/Short Equity Classification

The S&P Composite 1500 Index is a broad market portfolio representing the large cap, mid cap, and small cap segments of the U.S. Equity market.

Lipper Long/Short Equity Classification is comprised of funds that employ portfolio strategies combining long holdings of equities with short sales of equity, equity options, or equity index options. The funds may be either net long or net short, depending on the portfolio manager’s view of the market.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

Sector Weightings — Long

% of Total Portfolio Investments, which excludes Securities Sold Short

Sector Weightings — Short

Securities Sold Short, as a % of Total Portfolio Investments

January 31, 2019

	One-Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Institutional Class Shares	-5.21%	3.81%	4.02%	8.17%	5.01%
Investor Class Shares	-5.42%	3.69%	3.83%	7.93%	4.79%
Class C Shares	-6.06%	2.83%	3.01%	7.11%	3.98%
S&P Composite 1500 Index	-2.42%	14.05%	10.73%	15.12%	10.86%

For periods ended January 31, 2019. Past performance is not predictive of future performance. Fund commenced operations on September 30, 2008.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

Top Ten Equity Holdings — Long

Percentage of Total Investments

K12	1.1%

Integer Holdings	1.0%

Deckers Outdoor	1.0%

American Express	0.9%

Progressive	0.9%

Generac Holdings	0.9%

Visa	0.9%

Teradata	0.9%

NRG Energy	0.9%

Cisco Systems	0.9%

Top Ten Equity Holdings — Short

Percentage of Total Investments

Versum Materials	0.1%

LivePerson	0.1%

Radius Health	0.1%

Gencor Industries	0.1%

Teradyne	0.1%

BlueLinx Holdings	0.1%

Mr Cooper Group	0.1%

Flexion Therapeutics	0.1%

Atlas Air Worldwide Holdings	0.1%

Blueprint Medicines	0.1%

Management’s Discussion of Fund Performance (unaudited) (continued)

The Hancock Horizon U.S. Small Cap Fund (the “Fund”) seeks long-term capital appreciation. The Fund will attempt to achieve this objective by investing primarily in equity securities of U.S. Companies with small capitalizations.

As of January 31, 2019, common stocks represented 96.8% of the Fund’s Net Assets. The Fund’s largest holdings were in the Industrial, Consumer Discretionary, and Financial sectors. Minimal sector exposures were in the Utilities, Consumer Staples, and Real Estate sectors.

The Fund’s performance for the past year ended January 31, 2019 was -16.49% for the Institutional Class Shares, -16.67% for the Investor Class Shares, and -17.32% for the Class C Shares. The Fund underperformed its benchmark, the Russell 2000 Index, which returned -3.52% for the same period.

2018 turned out to be another challenging year in the equity markets with three different market pullbacks driven primarily by geopolitical fears and worries about the longevity of the current expansion and an increasing potential for a global economic slowdown. An additional factor that hurt the fund was the ongoing divergence between growth style stocks and value style stocks. Growth issues have dominated value stocks to a degree since the Financial Crisis ended in 2008-2009. The stock selection models used for the fund are distinctly value oriented, or simply said, looking for stocks that are trading at a discount. Revisions have been made over the course of the year to shift that bias to be more accepting of growth style stocks.

Needless to say with the market selling off in October and December not many sectors ended the year in positive territory. Two sectors in the fund ended positively for the year and that was Communication Services and Utilities, with Utilities being a defensive sector.

Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice. Holdings are subject to change. Current and future holdings are subject to risk.

In addition to the normal risks associated with equity investing, smaller companies typically exhibit higher volatility. Products of companies in which the Fund invests may be subject to severe competition and rapid obsolescence.

Mutual fund investing involves risk, including possible loss of principal. In addition to the normal risks associated with investing, REIT investments are subject to changes in economic conditions, credit risk and interest rate fluctuations. Please read the prospectus carefully to obtain a complete understanding of the risks.

There is no guarantee the Fund will achieve its stated objective.

January 31, 2019

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon U.S. Small Cap Fund, Institutional Class Shares, Investor Class Shares, or Class C Shares, versus the Russell 2000 Index, and the Lipper Small-Cap Core Funds Classification

Russell 2000 Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

Lipper Small-Cap Core Funds Classification: Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-Cap Core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, comparable to the S&P SmallCap 600 Index.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

Sector Weightings

% of Total Portfolio Investments

	One-Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized Inception to Date
Institutional Class Shares	-16.49%	4.51%	2.86%	1.88%
Investor Class Shares	-16.67%	4.27%	2.61%	1.64%
Class C Shares	-17.32%	3.48%	1.86%	0.90%
Russell 2000 Index	-3.52%	14.71%	7.26%	6.54%

For periods ended January 31, 2019. Past performance is not predictive of future performance. Fund commenced operations on December 31, 2013.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

Management’s Discussion of Fund Performance (unaudited) (concluded)

Top Ten Equity Holdings

Percentage of Total Investments

K12	2.0%

Ciena	1.7%

Crocs	1.6%

Denny’s	1.5%

PDL BioPharma	1.4%

Electro Scientific Industries	1.4%

Argo Group International Holdings	1.3%

On Deck Capital	1.3%

Care.com	1.3%

RH	1.3%

Disclosure of Fund Expenses (unaudited)	January 31, 2019

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, 12b-1 fees, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire period from August 1, 2018 to January 31, 2019.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund return — This section helps you to estimate the actual expenses that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses your Fund incurred over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under the “Expenses Paid During Period” column.

• Hypothetical 5% return — This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment. Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. If these transactional costs were included, your cost would have been higher.

Disclosure of Fund Expenses (unaudited) (concluded)

	Beginning Account Value 8/1/2018	Ending Account Value 1/31/2019	Annualized Expense Ratios	Expenses Paid During Period*
Burkenroad Small Cap Fund
Actual Fund Return
Institutional Class	$1,000.00	$880.90	1.14%	$5.40
Investor Class	1,000.00	880.40	1.34%	6.35
Class D	1,000.00	883.60	1.40%	6.65

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,019.50	1.14%	$5.80
Investor Class	1,000.00	1,018.50	1.34%	6.82
Class D	1,000.00	1,018.10	1.40%	7.12

Diversified Income Fund
Actual Fund Return
Institutional Class	$1,000.00	$990.30	0.90%	$4.51
Investor Class	1,000.00	988.20	1.15%	5.76
Class C	1,000.00	985.20	1.90%	9.51

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,020.70	0.90%	$4.58
Investor Class	1,000.00	1,019.41	1.15%	5.85
Class C	1,000.00	1,015.63	1.90%	9.65

Diversified International Fund
Actual Fund Return
Institutional Class	$1,000.00	$926.90	1.30%	$6.31
Investor Class	1,000.00	927.50	1.45%	7.04
Class C	1,000.00	923.80	2.29%	11.10

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,018.70	1.30%	$6.61
Investor Class	1,000.00	1,017.90	1.45%	7.38
Class C	1,000.00	1,013.70	2.29%	11.62

Dynamic Asset Allocation Fund
Actual Fund Return
Institutional Class	$1,000.00	$956.90	1.41%	$6.95
Investor Class	1,000.00	955.50	1.65%	8.13
Class C	1,000.00	952.30	2.41%	11.86

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,018.10	1.41%	$7.17
Investor Class	1,000.00	1,016.89	1.65%	8.39
Class C	1,000.00	1,013.06	2.41%	12.23

International Small Cap Fund
Actual Fund Return
Institutional Class	$1,000.00	$881.50	1.57%	$7.45
Investor Class	1,000.00	880.20	1.82%	8.63
Class C	1,000.00	880.70	1.82%	8.63

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,017.30	1.57%	$7.98
Investor Class	1,000.00	1,016.00	1.82%	9.25
Class C	1,000.00	1,016.00	1.82%	9.25

	Beginning Account Value 8/1/2018	Ending Account Value 1/31/2019	Annualized Expense Ratios	Expenses Paid During Period*
Louisiana Tax-Free Income Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,018.60	0.75%	$3.82
Investor Class	1,000.00	1,017.80	0.91%	4.63
Class C	1,000.00	1,016.20	1.65%	8.39

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,021.40	0.75%	$3.82
Investor Class	1,000.00	1,020.60	0.91%	4.63
Class C	1,000.00	1,016.90	1.65%	8.39

Microcap Fund
Actual Fund Return
Institutional Class	$1,000.00	$825.80	1.54%	$7.09
Investor Class	1,000.00	824.70	1.80%	8.28
Class C	1,000.00	821.90	2.55%	11.71

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,017.44	1.54%	$7.83
Investor Class	1,000.00	1,016.13	1.80%	9.15
Class C	1,000.00	1,012.35	2.55%	12.93

Mississippi Tax-Free Income Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,017.80	0.75%	$3.81
Investor Class	1,000.00	1,017.80	0.86%	4.37
Class C	1,000.00	1,012.60	1.75%	8.88

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,021.40	0.75%	$3.82
Investor Class	1,000.00	1,020.90	0.86%	4.38
Class C	1,000.00	1,016.40	1.75%	8.89

Quantitative Long/Short Fund
Actual Fund Return
Institutional Class	$1,000.00	$947.40	1.07%	$5.25
Investor Class	1,000.00	945.80	1.32%	6.47
Class C	1,000.00	943.60	1.97%	9.65

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,019.80	1.07%	$5.45
Investor Class	1,000.00	1,018.60	1.32%	6.72
Class C	1,000.00	1,015.30	1.97%	10.01

U.S. Small Cap Fund
Actual Fund Return
Institutional Class	$1,000.00	$862.90	1.09%	$5.12
Investor Class	1,000.00	862.50	1.34%	6.29
Class C	1,000.00	858.40	2.09%	9.79

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,019.71	1.09%	$5.55
Investor Class	1,000.00	1,018.45	1.34%	6.82
Class C	1,000.00	1,014.67	2.09%	10.61

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Schedules of Investments	January 31, 2019

Burkenroad Small Cap Fund

Description	Shares	Value (000)

Common Stock — 98.4%
Aerospace & Defense — 1.8%
HEICO	80,000	$6,760
Total Aerospace & Defense		6,760

Apparel & Textiles — 1.5%
Oxford Industries	75,000	5,744
Total Apparel & Textiles		5,744

Banks — 9.3%
International Bancshares	185,000	6,562
Prosperity Bancshares	80,000	5,691
Synovus Financial	160,000	5,667
Texas Capital Bancshares*	80,000	4,662
Trustmark	197,000	6,211
United Community Banks	260,000	6,687
Total Banks		35,480

Building & Construction — 2.9%
Taylor Morrison Home, Cl A*	300,000	5,670
TopBuild*	100,000	5,281
Total Building & Construction		10,951

Chemicals — 2.7%
Kraton*	170,000	4,794
Rayonier Advanced Materials	380,000	5,502
Total Chemicals		10,296

Commercial Services — 6.2%
ADT	580,000	4,188
Advanced Disposal Services*	250,000	6,300
Insperity	60,000	6,401
Kforce	205,000	6,726
Total Commercial Services		23,615

Computer Software — 3.0%
Ebix	100,000	5,712
RealPage*	100,000	5,577
Total Computer Software		11,289

Computers & Services — 1.2%
Lumentum Holdings*	90,000	4,402
Total Computers & Services		4,402

Electrical Utilities — 1.1%
El Paso Electric	80,000	4,201
Total Electrical Utilities		4,201

Description	Shares	Value (000)

Electronic Components & Equipment — 1.8%
Tech Data*	70,000	$6,694
Total Electronic Components & Equipment		6,694

Energy Equipment & Services — 1.3%
Archrock	530,000	5,003
Total Energy Equipment & Services		5,003

Entertainment — 1.3%
Penn National Gaming*	200,000	4,848
Total Entertainment		4,848

Financial Services — 2.9%
Blucora*	150,000	4,427
FirstCash	80,000	6,594
Total Financial Services		11,021

Food, Beverage & Tobacco — 3.1%
National Beverage*	70,000	5,869
Sanderson Farms	48,000	5,909
Total Food, Beverage & Tobacco		11,778

Gas & Natural Gas — 1.5%
Atmos Energy	57,000	5,565
Total Gas & Natural Gas		5,565

Hotels, Restaurants & Leisure — 1.2%
Brinker International	110,000	4,457
Total Hotels, Restaurants & Leisure		4,457

Insurance — 6.8%
American National Insurance	49,000	6,820
Amerisafe	110,000	6,535
Primerica	56,000	6,293
Universal Insurance Holdings	165,000	6,224
Total Insurance		25,872

Leasing & Renting — 1.7%
Aaron’s	129,000	6,458
Total Leasing & Renting		6,458

Machinery — 4.3%
Alamo Group	80,000	6,890
Chart Industries*	74,000	5,528
Mueller Water Products, Cl A	400,000	3,952
Total Machinery		16,370

Schedules of Investments

Burkenroad Small Cap Fund (concluded)

Description	Shares	Value (000)

Media — 3.3%
Gray Television*	380,000	$6,350
Match Group*	115,000	6,151
Total Media		12,501

Medical Products & Services — 9.9%
Amedisys*	54,000	7,083
Encompass Health	100,000	6,684
Integer Holdings*	85,000	6,884
Luminex	260,000	7,251
Mednax*	100,000	3,611
US Physical Therapy	60,000	6,354
Total Medical Products & Services		37,867

Metals & Mining — 1.1%
Commercial Metals	250,000	4,363
Total Metals & Mining		4,363

Paper & Paper Products — 1.4%
Neenah	75,000	5,225
Total Paper & Paper Products		5,225

Petroleum & Fuel Products — 7.2%
Cactus, Cl A*	120,000	3,938
Callon Petroleum*	450,000	3,663
Carrizo Oil & Gas*	270,000	3,316
Diamondback Energy	53,000	5,465
Exterran*	195,000	3,385
Matador Resources*	220,000	4,290
Oasis Petroleum*	550,000	3,311
Total Petroleum & Fuel Products		27,368

Petroleum Refining — 1.3%
HollyFrontier	90,000	5,071
Total Petroleum Refining		5,071

Real Estate Investment Trust — 7.3%
GEO Group	235,000	5,299
Lamar Advertising, Cl A	80,000	5,956
Medical Properties Trust	350,000	6,370
Preferred Apartment Communities, Cl A	310,000	4,929
Xenia Hotels & Resorts	290,000	5,444
Total Real Estate Investment Trust		27,998

Retail — 5.5%
GameStop, Cl A	300,000	3,402
Pool	37,000	5,546

Description	Shares	Value (000)

Retail (continued)
Ruth’s Hospitality Group	250,000	$5,775
Sally Beauty Holdings*	235,000	4,047
Tailored Brands	170,000	2,147
Total Retail		20,917

Semi-Conductors & Instruments — 2.8%
Cirrus Logic*	165,000	6,130
Diodes*	140,000	4,708
Total Semi-Conductors & Instruments		10,838

Transportation Services — 3.0%
Kirby*	75,000	5,618
Saia*	100,000	5,997
Total Transportation Services		11,615
Total Common Stock (Cost $271,212 (000))		374,567

Cash Equivalent (A) — 1.9%
Federated Government Obligations Fund, Cl I, 2.290%	7,341,683	7,342
Total Cash Equivalent (Cost $7,342 (000))		7,342
Total Investments — 100.3% (Cost $278,554 (000))		$381,909

Percentages are based on net assets of $380,747 (000).

*	Non-income producing security.
(A)	The rate reported is the 7-day effective yield as of January 31, 2019.

Cl — Class

As of January 31, 2019, all of the Fund’s investments are Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

During the year ended January 31, 2019, there have been no transfers between Level 1 and Level 2 assets and liabilities.

During the year ended January 31, 2019, there have been no transfers between Level 2 and Level 3 assets and liabilities.

During the year ended January 31, 2019, there were no Level 3 investments.

The accompanying notes are an integral part of the financial statements.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Schedules of Investments	January 31, 2019

Diversified Income Fund

Description	Face Amount (000)	Value (000)

Corporate Bonds — 43.9%
Automotive — 1.6%
General Motors Financial (A) 6.500%, VAR ICE LIBOR USD 3 Month+3.436%, 03/30/67	$250	$222
Goodyear Tire & Rubber
5.000%, 05/31/26	500	459
Total Automotive		681

Banks — 0.7%
Citizens Financial Group (A) 6.375%, VAR ICE LIBOR USD 3 Month+3.157%, 01/06/67	250	246
SunTrust Capital III 3.438%, VAR ICE LIBOR USD 3 Month+0.650%, 03/15/28	50	43
Total Banks		289

Building & Construction — 1.2%
Standard Industries (B)
5.375%, 11/15/24	500	496
Total Building & Construction		496

Cable/Media — 1.1%
CSC Holdings (B)
5.500%, 04/15/27	500	489
Total Cable/Media		489

Commercial Services — 1.0%
Global A&T Electronics
8.500%, 01/12/23	500	441
Total Commercial Services		441

Diversified Telecommunication Services — 1.6%
Frontier Communications
8.500%, 04/15/20	500	451
SoftBank Group (A) 6.000%, VAR USD ICE Swap 11:00 NY 5 Yr+4.226%, 12/31/49	250	223
Total Diversified Telecommunication Services		674

Electrical Utilities — 1.1%
Dominion Energy 5.103%, VAR ICE LIBOR USD 3 Month+2.300%, 09/30/66	250	227

Description	Face Amount (000)	Value (000)

Electrical Utilities (continued)
PPL Capital Funding 5.468%, VAR ICE LIBOR USD 3 Month+2.665%, 03/30/67	$250	$226
Total Electrical Utilities		453

Entertainment — 0.6%
Viacom 6.250%, VAR ICE LIBOR USD 3 Month+3.899%, 02/28/57	250	241
Total Entertainment		241

Financial Services — 3.0%
Ally Financial
5.750%, 11/20/25	500	524
American Express (A) 5.200%, VAR ICE LIBOR USD 3 Month+3.428%, 12/31/49	25	25
Capital One Financial (A) 5.550%, VAR ICE LIBOR USD 3 Month+3.800%, 12/29/49	250	252
Charles Schwab (A) 4.625%, VAR ICE LIBOR USD 3 Month+3.315%, 03/01/66	25	24
MMC Energy Escrow
9.250%, 10/15/20	500	—
Quicken Loans (B)
5.250%, 01/15/28	500	452
Total Financial Services		1,277

Food, Beverage & Tobacco — 1.2%
Land O’ Lakes (A) (B)
8.000%, 09/15/65	500	516
Total Food, Beverage & Tobacco		516

Health Care Providers & Services — 2.2%
CHS
7.125%, 07/15/20	500	426
Tenet Healthcare (B)
6.250%, 02/01/27	500	503
Total Health Care Providers & Services		929

Hotels, Restaurants & Leisure — 4.6%
Aramark Services (B)
5.000%, 02/01/28	500	488
International Game Technology (B)
6.500%, 02/15/25	500	521

Schedules of Investments

Diversified Income Fund (continued)

Description	Face Amount (000)	Value (000)

Hotels, Restaurants & Leisure (continued)
Scientific Games International (B)
5.000%, 10/15/25	$500	$474
Speedway Motorsports
5.125%, 02/01/23	500	496
Total Hotels, Restaurants & Leisure		1,979

Household Durables — 1.2%
PulteGroup
5.500%, 03/01/26	500	503
Total Household Durables		503

Industrials — 1.1%
BNSF Funding Trust I 6.613%, VAR ICE LIBOR USD 3 Month+2.350%, 12/15/55	250	270
General Electric (A) 5.000%, VAR ICE LIBOR USD 3 Month+3.330%, 12/29/49	250	219
Total Industrials		489

Insurance — 1.0%
Hartford Financial Services Group (B) 4.741%, VAR ICE LIBOR USD 3 Month+2.125%, 02/12/47	250	214
XLIT (A) 5.245%, VAR ICE LIBOR USD 3 Month+2.458%, 12/31/49	250	238
Total Insurance		452

IT Services — 2.4%
Unisys (B)
10.750%, 04/15/22	500	544
VeriSign
4.750%, 07/15/27	500	498
Total IT Services		1,042

Lodging — 1.2%
Hilton Domestic Operating (B)
5.125%, 05/01/26	500	504
Total Lodging		504

Media — 2.3%
AMC Networks
5.000%, 04/01/24	500	496
Sirius XM Radio (B)
5.000%, 08/01/27	500	483
Total Media		979

Description	Face Amount (000)	Value (000)

Metals & Mining — 0.6%
BHP Billiton Finance USA (B) 6.750%, VAR USD Swap Semi 30/360 5 Year Curr+5.093%, 10/19/75	$250	$271
Total Metals & Mining		271

Oil, Gas & Consumable Fuels — 5.7%
Antero Resources
5.000%, 03/01/25	500	482
Cheniere Corpus Christi Holdings
5.875%, 03/31/25	500	527
Energy Transfer Operating 5.754%, VAR ICE LIBOR USD 3 Month+3.018%, 11/01/66	250	200
Plains All American Pipeline (A) 6.125%, VAR ICE LIBOR USD 3 Month+4.110%, 11/15/22	250	224
Tallgrass Energy Partners (B)
5.500%, 01/15/28	500	487
Teekay
8.500%, 01/15/20	500	497
Total Oil, Gas & Consumable Fuels		2,417

Real Estate Investment Trust — 2.2%
CBL & Associates
5.250%, 12/01/23	500	420
GLP Capital
5.375%, 04/15/26	500	511
Total Real Estate Investment Trust		931

Retail — 2.2%
L Brands
5.250%, 02/01/28	500	439
Levi Strauss
5.000%, 05/01/25	500	502
Total Retail		941

Tobacco — 1.0%
Vector Group (B)
6.125%, 02/01/25	500	438
Total Tobacco		438

Trading Companies & Distributors — 1.7%
AerCap Global Aviation Trust (B) 6.500%, VAR ICE LIBOR USD 3 Month+4.300%, 06/15/45	250	243

Schedules of Investments	January 31, 2019

Diversified Income Fund (continued)

Description	Face Amount (000)/Shares	Value (000)

Trading Companies & Distributors (continued)
United Rentals North America
4.875%, 01/15/28	$500	$474
Total Trading Companies & Distributors		717

Wireless Telecommunication Services — 1.4%
United States Cellular
6.700%, 12/15/33	565	582
Total Wireless Telecommunication Services		582
Total Corporate Bonds (Cost $19,407 (000))		18,731

Common Stock — 40.3%
Automotive — 0.5%
Ford Motor	23,079	203
Total Automotive		203

Banks — 1.4%
PacWest Bancorp	4,917	190
People’s United Financial	12,903	211
Valley National Bancorp	20,216	205
Total Banks		606

Biotechnology — 0.6%
AbbVie	3,241	260
Total Biotechnology		260

Chemicals — 1.2%
Innophos Holdings	8,966	268
LyondellBasell Industries, Cl A	2,628	229
Total Chemicals		497

Containers & Packaging — 0.6%
WestRock	6,298	256
Total Containers & Packaging		256

Diversified Telecommunication Services — 1.8%
AT&T	7,496	225
Cogent Communications Holdings	5,838	283
Verizon Communications	5,120	282
Total Diversified Telecommunication Services		790

Electrical Utilities — 3.9%
Consolidated Edison	2,975	231
Duke Energy	3,365	296
Entergy	3,053	272
FirstEnergy	7,735	303
Hawaiian Electric Industries	6,930	258

Description	Shares	Value (000)

Electrical Utilities (continued)
PPL	9,483	$297
Total Electrical Utilities		1,657

Energy Equipment & Services — 1.0%
Archrock	18,872	178
Helmerich & Payne	4,180	234
Total Energy Equipment & Services		412

Health Care Providers & Services — 1.3%
Cardinal Health	5,836	292
Patterson	11,711	261
Total Health Care Providers & Services		553

Hotels, Restaurants & Leisure — 1.3%
Brinker International	6,763	274
Six Flags Entertainment	4,281	264
Total Hotels, Restaurants & Leisure		538

Household Durables — 0.4%
Tupperware Brands	5,514	150
Total Household Durables		150

Household Products — 0.7%
Kimberly-Clark	2,699	301
Total Household Products		301

Insurance — 1.3%
Old Republic International	12,462	251
Safety Insurance Group	3,491	287
Total Insurance		538

IT Services — 1.1%
International Business Machines	1,810	244
Western Union	12,508	228
Total IT Services		472

Media — 1.2%
New Media Investment Group	15,000	205
Omnicom Group	4,030	314
Total Media		519

Oil, Gas & Consumable Fuels — 0.6%
Chevron	2,283	262
Total Oil, Gas & Consumable Fuels		262

Schedules of Investments

Diversified Income Fund (continued)

Description	Shares	Value (000)

Paper & Paper Products — 1.1%
Domtar	6,103	$286
Schweitzer-Mauduit International	5,992	192
Total Paper & Paper Products		478

Real Estate Investment Trust — 14.0%
Alexandria Real Estate Equities	669	88
American Campus Communities	2,222	102
Apartment Investment & Management, Cl A	2,115	105
Armada Hoffler Properties	18,832	283
AvalonBay Communities	524	101
Boston Properties	676	89
Brandywine Realty Trust	5,281	79
Colony Capital	1	—
CoreCivic	11,750	233
Cousins Properties	9,897	88
CubeSmart	3,026	94
CyrusOne	1,629	88
DiamondRock Hospitality	7,992	81
Digital Realty Trust	802	87
Duke Realty	3,309	97
EastGroup Properties	1,008	104
EPR Properties	4,349	318
Equity Residential	1,427	104
Essex Property Trust	356	97
Extra Space Storage	964	95
Federal Realty Investment Trust	719	95
First Industrial Realty Trust	2,875	94
HCP	3,683	116
Highwoods Properties	1,938	86
Host Hotels & Resorts	4,530	82
Iron Mountain	2,550	95
Kimco Realty	5,771	98
Lamar Advertising, Cl A	1,267	94
Liberty Property Trust	2,107	99
Medical Properties Trust	6,418	117
Mid-America Apartment Communities	947	96
Monmouth Real Estate Investment, Cl A	5,682	78
National Retail Properties	2,187	115
Omega Healthcare Investors	3,103	125
Park Hotels & Resorts	3,136	94
Pebblebrook Hotel Trust	1,849	59
Pennsylvania Real Estate Investment Trust	32,437	239
Piedmont Office Realty Trust, Cl A	4,802	93
Public Storage	429	91
Realty Income	1,647	113
Ryman Hospitality Properties	1,096	88
Senior Housing Properties Trust	5,259	72

Description	Shares	Value (000)

Real Estate Investment Trust (continued)
Simon Property Group	538	$98
SL Green Realty	860	80
Starwood Property Trust	3,975	88
STORE Capital	3,401	110
Tanger Factory Outlet Centers	13,087	298
Terreno Realty	2,448	99
Uniti Group	5,001	100
Ventas	1,683	109
Vornado Realty Trust	1,242	87
Washington	3,172	80
Weingarten Realty Investors	3,044	87
Welltower	1,576	122
Weyerhaeuser	2,383	63
Total Real Estate Investment Trust		5,993

Retail — 1.5%
Buckle	11,741	204
Chico’s FAS	30,091	174
Kohl’s	3,740	257
Total Retail		635

Semiconductors & Semiconductor Equipment — 0.6%
QUALCOMM	4,989	247
Total Semiconductors & Semiconductor Equipment		247

Technology Hardware, Storage & Peripherals — 1.2%
Seagate Technology	4,730	209
Xerox	11,444	323
Total Technology Hardware, Storage & Peripherals		532

Thrifts & Mortgage Finance — 1.2%
New York Community Bancorp	21,193	246
Northwest Bancshares	16,139	285
Total Thrifts & Mortgage Finance		531

Tobacco — 1.8%
Altria Group	4,208	207
Philip Morris International	3,530	271
Universal	5,268	304
Total Tobacco		782
Total Common Stock (Cost $16,834 (000))		17,212

Schedules of Investments	January 31, 2019

Diversified Income Fund (continued)

Description	Face Amount (000)/Shares	Value (000)

Preferred Stock — 5.8%
Banks — 0.6%
JPMorgan Chase 6.000%*(A)	$10,000	$256
Total Banks		256

Diversified Telecommunication Services — 1.7%
AT&T 5.625%, 08/01/2067	15,000	373
Qwest 6.750%, 06/15/2057	15,000	328
Total Diversified Telecommunication Services		701

Electrical Utilities — 0.9%
Duke Energy 5.625%, 09/15/2078	15,000	375
Total Electrical Utilities		375

Insurance — 1.4%
RenaissanceRe Holdings 5.750% (A)	10,000	236
WR Berkley 5.700%, 03/30/2058	15,000	378
Total Insurance		614

Internet & Direct Marketing Retail — 0.6%
eBay 6.000%, 02/01/2056	10,000	270
Total Internet & Direct Marketing Retail		270

Oil, Gas & Consumable Fuels — 0.1%
NuStar Energy 9.000%, VAR ICE LIBOR USD 3 Month+6.880% (A)	1,000	24
Total Oil, Gas & Consumable Fuels		24

Real Estate Investment Trust — 0.5%
Vornado Realty Trust 5.700% (A)	9,000	227
Total Real Estate Investment Trust		227
Total Preferred Stock (Cost $2,493 (000))		2,467

Registered Investment Companies — 2.4%
Open-End Funds — 2.1%
BlackRock Floating Rate Income Portfolio, Cl Institutional	32,250	319
BlackRock High Yield Bond Portfolio, Cl Institutional	73,644	547
Total Open-End Funds		866

Description	Shares/Face Amount (000)	Value (000)

Exchange Traded Fund — 0.3%
VanEck Vectors Preferred Securities ex Financials ETF	6,961	$132
Total Exchange Traded Fund		132
Total Registered Investment Companies (Cost $983 (000))		998

Convertible Bond — 1.1%
Real Estate Investment Trust — 1.1%
Colony Capital
3.875%, 01/15/21	$500	473
Total Real Estate Investment Trust		473
Total Convertible Bond (Cost $478 (000))		473

Cash Equivalent (C) — 8.4%
Federated Government Obligations Fund, Cl I, 2.290%	3,598,180	3,599
Total Cash Equivalent (Cost $3,599 (000))		3,599
Total Investments — 101.9% (Cost $43,794 (000))		$43,480

Percentages are based on net assets of $42,690 (000).

*	Non-income producing security.
(A)	Perpetual Maturity
(B)

144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On January 31, 2019, the value of these securities amounted to $7,122 (000), representing 16.7% of the net assets.

(C)	The rate reported is the 7-day effective yield as of January 31, 2019.

Cl — Class

ETF — Exchange Traded Fund

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

USD — U.S. Dollar

VAR — Variable Rate

Schedules of Investments

Diversified Income Fund (concluded)

The following is a list of the level of inputs used as of January 31, 2019, in valuing the Fund’s investments carried at value (000):

	Level 1	Level 2	Level 3	Total
Investments in Securities
Corporate Bonds	$—	$18,731	$—	$18,731
Common Stock	17,212	—	—	17,212
Preferred Stock	2,467	—	—	2,467
Registered Investment Companies	998	—	—	998
Convertible Bond	—	473	—	473
Cash Equivalent	3,599	—	—	3,599

Total Investments in Securities	$24,276	$19,204	$—	$43,480

Amounts designated as “—” are either $0 or have been rounded to $0.

During the year ended January 31, 2019, there have been no transfers between Level 1 and Level 2 assets and liabilities.

During the year ended January 31, 2019, there have been no transfers between Level 2 and Level 3 assets and liabilities.

During the year ended January 31, 2019, there were no Level 3 investments.

The accompanying notes are an integral part of the financial statements.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Schedules of Investments	January 31, 2019

Diversified International Fund

Description	Shares	Value (000)

Common Stock — 96.7%
Australia — 1.2%
BHP Group ADR	51,067	$2,614
Total Australia		2,614

Austria — 3.6%
Erste Group Bank	82,212	2,869
Schoeller-Bleckmann Oilfield Equipment	34,673	2,701
Voestalpine	77,753	2,487
Total Austria		8,057

Brazil — 4.0%
Banco Bradesco ADR*	366,375	4,550
JBS	1,075,100	4,454
Total Brazil		9,004

Canada — 2.8%
Magna International	71,462	3,784
Rogers Communications, Cl B	45,276	2,448
Total Canada		6,232

Chile — 1.2%
Sociedad Quimica y Minera de Chile ADR	64,407	2,748
Total Chile		2,748

China — 3.7%
Anhui Conch Cement, Cl H	732,000	3,955
Baidu ADR*	10,345	1,786
BYD, Cl H	450,500	2,644
Total China		8,385

Colombia — 1.6%
Bancolombia ADR	79,485	3,545
Total Colombia		3,545

Czech Republic — 0.8%
Komercni Banka	47,382	1,913
Total Czech Republic		1,913

France — 6.5%
Capgemini	29,440	3,259
Safran	46,302	6,083
Societe Generale	57,890	1,803
Sodexo	33,894	3,539
Total France		14,684

Description	Shares	Value (000)

Germany — 4.1%
Continental	16,995	$2,684
Merck KGaA	35,936	3,777
Vonovia	55,105	2,770
Total Germany		9,231

Hong Kong — 4.4%
ANTA Sports Products	476,000	2,460
China Life Insurance, Cl H	1,359,000	3,349
Shanghai Fosun Pharmaceutical Group, Cl H	610,500	1,856
Sinopharm Group, Cl H	516,000	2,305
Total Hong Kong		9,970

India — 3.3%
HDFC Bank ADR	37,338	3,667
ICICI Bank ADR	382,630	3,907
Total India		7,574

Indonesia — 0.8%
Indofood Sukses Makmur	3,108,800	1,724
Total Indonesia		1,724

Italy — 1.3%
Prysmian	141,728	3,046
Total Italy		3,046

Japan — 8.3%
Denso	99,000	4,537
Hitachi	92,700	2,907
Secom	58,000	4,850
SoftBank Group	39,500	3,095
Toray Industries	456,000	3,381
Total Japan		18,770

Mexico — 1.4%
Grupo Financiero Banorte, Cl O	581,300	3,249
Total Mexico		3,249

Netherlands — 4.8%
Heineken	44,807	4,030
RELX	165,440	3,669
Royal Dutch Shell, Cl A	103,155	3,205
Total Netherlands		10,904

Norway — 5.4%
DNB	290,559	5,152
Equinor ADR	202,660	4,617

Schedules of Investments

Diversified International Fund (continued)

Description	Shares	Value (000)

Norway (continued)
Norsk Hydro	549,822	$2,540
Total Norway		12,309

Panama — 2.1%
Carnival	82,096	4,727
Total Panama		4,727

Singapore — 2.6%
DBS Group Holdings	221,200	3,935
United Industrial	837,900	1,863
Total Singapore		5,798

South Korea — 1.9%
Samsung Electronics	102,923	4,269
Total South Korea		4,269

Spain — 3.0%
Amadeus IT Group, Cl A	92,531	6,740
Total Spain		6,740

Switzerland — 5.9%
Credit Suisse Group ADR	240,971	2,918
Novartis ADR	65,687	5,749
Roche Holding	17,979	4,783
Total Switzerland		13,450

Taiwan — 4.7%
ASE Technology Holding	1,431,376	2,833
Hon Hai Precision Industry	1,065,880	2,456
Taiwan Semiconductor Manufacturing	732,000	5,351
Total Taiwan		10,640

United Kingdom — 8.8%
Barclays	1,646,475	3,426
Diageo	160,570	6,129
HSBC Holdings	469,774	3,947
ITV	1,272,364	2,164
Rio Tinto ADR	73,705	4,147
Total United Kingdom		19,813

United States — 8.5%
Check Point Software Technologies*	30,009	3,359
Core Laboratories	41,991	2,833
Everest Re Group	19,032	4,169

Description	Shares	Value (000)

United States (continued)
ICON*	62,849	$8,791
Total United States		19,152
Total Common Stock (Cost $165,276 (000))		218,548

Cash Equivalents (A) — 2.7%

Dreyfus Government Cash Management, Cl I, 2.300%	1,706,318	1,706
Federated Government Obligations Fund, Cl I, 2.290%	4,521,282	4,522
Total Cash Equivalents (Cost $6,228 (000))		6,228
Total Investments — 99.4% (Cost $171,504 (000))		$224,776

Percentages are based on net assets of $226,069 (000).

*	Non-income producing security.
(A)	The rate reported is the 7-day effective yield as of January 31, 2019.
ADR	— American Depositary Receipt
Cl	— Class

The following is a list of the level of inputs used as of January 31, 2019, in valuing the Fund’s investments carried at value (000):

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stock
Australia	$2,614	$—	$—	$2,614
Austria	8,057	—	—	8,057
Brazil	9,004	—	—	9,004
Canada	6,232	—	—	6,232
Chile	2,748	—	—	2,748
China	8,385	—	—	8,385
Colombia	3,545	—	—	3,545
Czech Republic	1,913	—	—	1,913
France	14,684	—	—	14,684
Germany	9,231	—	—	9,231
Hong Kong	9,970	—	—	9,970
India	7,574	—	—	7,574
Indonesia	1,724	—	—	1,724
Italy	3,046	—	—	3,046
Japan	18,770	—	—	18,770
Mexico	3,249	—	—	3,249
Netherlands	10,904	—	—	10,904
Norway	12,309	—	—	12,309
Panama	4,727	—	—	4,727

Schedules of Investments	January 31, 2019

Diversified International Fund (concluded)

	Level 1	Level 2		Level 3	Total
Singapore	$5,798	$—		$—	$5,798
South Korea	4,269	—		—	4,269
Spain	6,740	—		—	6,740
Switzerland	13,450	—		—	13,450
Taiwan	—	10,640	†	—	10,640
United Kingdom	19,813	—		—	19,813
United States	19,152	—		—	19,152

Total Common Stock	207,908	10,640		—	218,548

Cash Equivalents	6,228	—		—	6,228

Total Investments in Securities	$214,136	$10,640		$—	$224,776

†	Represents securities trading outside the United States, the values of which were adjusted as a result of foreign market closure.

Changes in the classifications between Levels 1 and 2 occurred throughout the period when foreign equity securities were fair valued using other observable market based inputs provided by MarkIt in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment was principally traded. As of January 31, 2019, securities with a total value $10,640 (000) were classified as Level 2 due to the application of the fair value provided by MarkIt. All transfers, if any, are recognized at period end.

During the year ended January 31, 2019, there have been no transfers between Level 2 and Level 3 assets and liabilities.

During the year ended January 31, 2019, there were no Level 3 investments.

The accompanying notes are an integral part of the financial statements.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Schedules of Investments

Dynamic Asset Allocation Fund

Description	Shares	Value (000)

Registered Investment Companies — 98.4%
Exchange Traded Funds — 98.4%
iShares 20+ Year Treasury Bond ETF	12,485	$1,523
iShares Core S&P 500 ETF	4,397	1,194
iShares Core U.S. Aggregate Bond ETF	17,191	1,847
iShares iBoxx $ Investment Grade Corporate Bond ETF	5,579	651
iShares MSCI EAFE Index Fund	3,455	217
iShares MSCI Emerging Markets ETF	6,287	271
iShares MSCI Frontier 100 ETF	19,263	544
iShares MSCI Global Gold Miners ETF	31,530	557
iShares Russell 2000 ETF	3,639	542
iShares Short Maturity Bond ETF	6,492	325
SPDR Bloomberg Barclays International Treasury Bond ETF	23,170	651
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	23,397	814
Vanguard Global ex-U.S. Real Estate ETF	3,774	217
Vanguard Real Estate ETF	16,982	1,416
Total Exchange Traded Funds		10,769
Total Registered Investment Companies (Cost $10,507 (000))		10,769

Cash Equivalent (A) — 3.4%
Federated Government Obligations Fund, Cl I, 2.290%	370,794	371
Total Cash Equivalent (Cost $371 (000))		371
Total Investments — 101.8% (Cost $10,878 (000))		$11,140

Percentages are based on net assets of $10,947 (000).

(A)	The rate reported is the 7-day effective yield as of January 31, 2019.

Cl — Class

EAFE — Europe, Australasia and the Far East

EM — Emerging Market

ETF — Exchange Traded Fund

MSCI — Morgan Stanley Capital International

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depository Receipts

As of January 31, 2019, all of the Fund’s investments are Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

During the year ended January 31, 2019, there have been no transfers between Level 1 and Level 2 assets and liabilities.

During the year ended January 31, 2019, there have been no transfers between Level 2 and Level 3 assets and liabilities.

During the year ended January 31, 2019, there were no Level 3 investments.

The accompanying notes are an integral part of the financial statements.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Schedules of Investments	January 31, 2019

International Small Cap Fund

Description	Shares	Value (000)

Common Stock — 93.5%
Australia — 6.9%
Abacus Property Group	39,735	$106
Australian Pharmaceutical Industries	19,121	18
BlueScope Steel	31,536	285
Charter Hall Group	53,595	321
JB Hi-Fi	4,087	66
New Hope	35,543	104
Sandfire Resources NL	12,789	65
Whitehaven Coal	19,854	71
Total Australia		1,036

Canada — 6.1%
Aecon Group	16,548	230
Canfor Pulp Products	5,310	75
Choice Properties Real Estate Investment Trust ‡	11,666	114
Enerflex	6,610	87
High Arctic Energy Services	14,130	41
Medical Facilities	5,710	75
Methanex	1,283	70
North American Construction Group	9,989	104
Parex Resources*	4,666	70
Stelco Holdings	4,367	58
Total Canada		924

Finland — 1.7%
Tokmanni Group	13,873	135
Valmet	5,652	127
Total Finland		262

France — 2.5%
Cie Plastic Omnium	3,069	84
Eiffage	1,568	147
Faurecia	928	41
Fountaine Pajot	856	109
Total France		381

Germany — 5.2%
Cewe Stiftung & KGAA	1,106	97
DMG Mori	2,243	113
Eckert & Ziegler	2,506	274
EDAG Engineering Group	5,493	101
FUCHS PETROLUB	3,428	150
Siltronic	538	53
Total Germany		788

Description	Shares	Value (000)

Hong Kong — 1.2%
CITIC Telecom International Holdings	257,766	$94
Tianneng Power International	95,000	88
Total Hong Kong		182

Israel — 6.1%
AudioCodes	6,687	94
Danel Adir Yeoshua	2,306	119
Hilan	3,462	86
Kamada*	19,023	100
Oil Refineries*	414,853	203
Paz Oil	932	139
Rami Levy Chain Stores Hashikma Marketing 2006	3,394	184
Total Israel		925

Italy — 7.0%
A2A	95,484	174
Ascopiave	22,094	81
DiaSorin	2,833	259
Fincantieri	95,649	111
Hera	29,459	100
Italgas	15,389	93
Mediaset*	25,828	85
Saras	73,345	156
Total Italy		1,059

Japan — 17.8%
Cosmo Energy Holdings	2,600	59
Daiwabo Holdings	1,500	80
Dip	5,000	91
Dynam Japan Holdings	66,000	83
Financial Products Group	7,900	86
Foster Electric	2,200	34
Fudo Tetra	3,600	55
Inaba Denki Sangyo	1,300	51
Itochu Enex	12,500	109
Kintetsu World Express	5,500	79
Kito	6,300	97
KLab	9,300	78
KYORIN Holdings	4,200	89
Meitec	2,000	87
Nichi-iko Pharmaceutical	7,900	118
Nihon Kohden	6,200	194
Nippon Light Metal Holdings	26,100	58
Nissin	4,700	76
Nojima	5,900	116
Rohto Pharmaceutical	4,200	113

Schedules of Investments

International Small Cap Fund (continued)

Description	Shares	Value (000)

Japan (continued)
Seikitokyu Kogyo	26,400	$149
Shibaura Mechatronics	2,700	86
Tobishima	6,200	82
Tokuyama	3,800	88
Tokyo Steel Manufacturing	19,800	166
Wakachiku Construction	5,600	76
Yamazen	8,800	88
Yuasa Trading	5,100	150
ZERIA Pharmaceutical	2,400	40
Total Japan		2,678

Netherlands — 2.2%
ASR Nederland	3,875	163
ForFarmers	10,362	101
Heijmans*	5,812	61
Total Netherlands		325

Norway — 4.2%
AF Gruppen	13,897	228
Aker Solutions	24,258	132
Petroleum Geo-Services*	27,966	63
Selvaag Bolig	16,528	85
Veidekke	11,172	122
Total Norway		630

Portugal — 0.5%
Altri SGPS	9,134	76
Total Portugal		76

Singapore — 5.0%
Best World International	70,700	140
Mapletree Industrial Trust ‡	259,666	386
Yanlord Land Group	245,365	231
Total Singapore		757

South Korea — 4.6%
AK Holdings*	1,146	53
Dongwon Development	43,380	166
Huchems Fine Chemical	9,932	205
JW Pharmaceutical	3,754	136
Maeil Dairies	1,108	77
YeaRimDang Publishing*	9,301	52
Total South Korea		689

Spain — 1.3%
Cia de Distribucion Integral Logista Holdings	2,653	68

Description	Shares	Value (000)

Spain (continued)
CIE Automotive	4,705	$132
Total Spain		200

Sweden — 4.5%
Alcadon Group	8,200	28
Betsson	15,372	142
Granges	5,896	57
Lindab International	11,087	89
Nobina	22,437	154
Scandi Standard	20,302	140
SSAB, Cl B	18,070	60
Total Sweden		670

Switzerland — 1.2%
Adecco Group	1,859	92
Galenica	2,029	93
Total Switzerland		185

United Kingdom — 14.2%
Avast*	21,725	82
Drax Group	24,257	128
Ferrexpo	69,101	234
Games Workshop Group	6,036	239
Grainger	20,576	62
IG Group Holdings	8,184	68
International Personal Finance	27,889	75
Judges Scientific	4,457	150
Paragon Banking Group	25,787	140
Plus500	9,248	187
Polypipe Group	12,979	67
Redrow	26,109	199
Safestore Holdings	28,046	212
SThree	20,676	74
Tate & Lyle	13,959	126
William Hill	42,287	98
Total United Kingdom		2,141

United States — 1.3%
Hudson, Cl A*	6,668	86
Luxfer Holdings	5,749	114
Total United States		200
Total Common Stock (Cost $14,085 (000))		14,108

Schedules of Investments	January 31, 2019

International Small Cap Fund (concluded)

Description	Shares	Value (000)

Preferred Stock — 0.5%
Materials — 0.5%
STO & KGaA 0.247%	724	$72
Total Materials		72
Total Preferred Stock (Cost $97 (000))		72

Cash Equivalents (A) — 4.7%
Dreyfus Government Cash Management, Cl I, 2.300%	169,019	169
Federated Government Obligations Fund, Cl I, 2.290%	543,222	543
Total Cash Equivalents (Cost $712 (000))		712
Total Investments — 98.7% (Cost $14,894 (000))		$14,892

Percentages are based on net assets of $15,093 (000).

*	Non-income producing security.
‡	Real Estate Investment Trust.
(A)	The rate reported is the 7-day effective yield as of January 31, 2019.

Cl — Class

As of January 31, 2019, all of the Fund’s investments are Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

During the year ended January 31, 2019, there have been no transfers between Level 1 and Level 2 assets and liabilities.

During the year ended January 31, 2019, there have been no transfers between Level 2 and Level 3 assets and liabilities.

During the year ended January 31, 2019, there were no Level 3 investments.

The accompanying notes are an integral part of the financial statements.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Schedules of Investments

Louisiana Tax-Free Income Fund

Description	Face Amount (000)	Value (000)

Municipal Bonds — 91.0%
Louisiana — 91.0%
Ascension Parish, RB, AGM
Callable 03/04/19 @ 100
3.250%, 04/01/35	$85	$84
Bienville, Parish School District No. 1 Arcadia, GO, BAM
Callable 03/01/28 @ 100
3.000%, 03/01/30	150	150
Central, Community School System, GO
Callable 03/01/24 @ 100
4.000%, 03/01/30	150	158
Desoto, Parish School Board, RB
Callable 05/01/22 @ 100
3.500%, 05/01/32	270	273
Iberia, Parishwide School District, GO
Callable 03/01/24 @ 100
3.750%, 03/01/33	275	282
Lafayette, Parish Law Enforcement District, Limited Tax, GO
Callable 03/01/22 @ 100
3.250%, 03/01/32	180	181
Lafayette, Parish School Board, RB
Callable 04/01/27 @ 100
4.000%, 04/01/40	250	258
Lafayette, Utilities Revenue, RB, AGM
Callable 11/01/27 @ 100
4.000%, 11/01/35	150	158
Lafourche, Parish School Board, GO, BAM
Callable 03/01/27 @ 100
3.125%, 03/01/37	250	239
Louisiana, Local Government Environmental Facilities & Community Development Authority, Bossier City Project, RB
Callable 11/01/25 @ 100
5.000%, 11/01/32	150	172
Louisiana, Local Government Environmental Facilities & Community Development Authority, BRCC Facilities Corp. Project, RB
Callable 12/01/21 @ 100
4.125%, 12/01/32	100	103
Louisiana, Local Government Environmental Facilities & Community Development Authority, LCTCS Act 360 Project, RB
Callable 10/01/24 @ 100
5.000%, 10/01/34	250	281

Description	Face Amount (000)	Value (000)
Louisiana (continued)
Louisiana, Local Government Environmental Facilities & Community Development Authority, Livingston Parish Courthouse Project, RB, AGM
Callable 09/01/21 @ 100
4.625%, 09/01/41	$200	$206
Louisiana, Local Government Environmental Facilities & Community Development Authority, Plaquemines Project, RB, AGM
Callable 09/01/22 @ 100
4.000%, 09/01/37	200	206
Louisiana, Local Government Environmental Facilities & Community Development Authority, RB, BAM
Callable 02/01/28 @ 100
5.000%, 02/01/30	150	177
Louisiana, Local Government Environmental Facilities & Community Development Authority, Youngsville Project, RB, AGM
Callable 07/01/21 @ 100
4.900%, 07/01/41	175	185
Louisiana, Transportation Authority, Ser A, RB
Callable 08/15/23 @ 100
4.500%, 08/15/43	250	263
New Orleans, Louisiana Water System Revenue, RB
5.000%, 12/01/24	225	256
Plaquemine City, Sales & Use Tax Project, RB, AGM
Callable 12/01/27 @ 100
3.500%, 12/01/29	250	267
Plaquemines Parish, Ser A, RB
Callable 03/01/20 @ 101
4.550%, 03/01/28	115	119
Red River, Parish School Board, GO
Callable 03/01/27 @ 100
4.000%, 03/01/38	250	261
Shreveport, Louisiana Water & Sewer Revenue, Ser C, RB, BAM
Callable 12/01/28 @ 100
4.000%, 12/01/33	210	222
St. Charles Parish, School District No. 1, GO
Callable 03/01/22 @ 100
3.000%, 03/01/30	200	201
St. John the Baptist Parish, GO
Callable 03/01/25 @ 100
3.500%, 03/01/30	110	114

Schedules of Investments	January 31, 2019

Louisiana Tax-Free Income Fund (concluded)

Description	Face Amount (000)/Shares	Value (000)
Louisiana (continued)
St. Tammany Parish, Hospital Service District No. 2, GO
Callable 03/01/22 @ 100
3.125%, 03/01/32	$260	$261
St. Tammany Parish, Recreation District No. 14, GO
Callable 04/01/24 @ 100
3.750%, 04/01/34	175	181
Terrebonne Parish, Sales & Use Tax Project, Ser ST, RB, AGM, Pre-Refunded @ 100 5.250%, 04/01/36 (A)	100	107
West Ouachita, Parish School District, RB
Callable 09/01/25 @ 100
3.750%, 09/01/34	190	196
Zachary, Community School District No. 1, GO
Callable 03/01/22 @ 100
3.500%, 03/01/32	200	203
Total Louisiana		5,764
Total Municipal Bonds (Cost $5,676 (000))		5,764

Cash Equivalent (B) — 7.9%
Federated Government Obligations Fund, Cl I, 2.290%	501,916	502
Total Cash Equivalent (Cost $502 (000))		502
Total Investments — 98.9% (Cost $6,178 (000))		$6,266

Percentages are based on net assets of $6,334 (000).

(A)	Pre-Refunded Security — The maturity date shown is the pre-refunded date.
(B)	The rate reported is the 7-day effective yield as of January 31, 2019.
AGM	— Assured Guaranty Municipal
BAM	— Build America Mutual
Cl	— Class
GO	— General Obligation
RB	— Revenue Bond
Ser	— Series

The following is a list of the level of inputs used as of January 31, 2019 in valuing the Fund’s investments carried at value (000):

	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Bonds	$—	$5,764	$—	$5,764
Cash Equivalent	502	—	—	502

Total Investments in Securities	$502	$5,764	$—	$6,266

Amounts designated as “—“ are either $0 or have been rounded to $0.

During the year ended January 31, 2019, there have been no transfers between Level 1 and Level 2 assets and liabilities.

During the year ended January 31, 2019, there have been no transfers between Level 2 and Level 3 assets and liabilities.

During the year ended January 31, 2019, there were no Level 3 investments.

The accompanying notes are an integral part of the financial statements.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Schedules of Investments

Microcap Fund

Description	Shares	Value (000)

Common Stock — 94.1%
Aerospace & Defense — 1.2%
Ducommun*	4,081	$161
Total Aerospace & Defense		161

Airlines — 0.8%
Mesa Air Group*	12,260	107
Total Airlines		107

Automotive — 1.1%
Tower International	5,200	151
Total Automotive		151

Banks — 7.1%
Capital City Bank Group	6,271	151
Federal Agricultural Mortgage, Cl C	2,809	198
Franklin Financial Network	5,800	185
Parke Bancorp	9,400	184
TriState Capital Holdings*	6,500	132
Univest Financial	5,600	132
Total Banks		982

Building Products — 0.7%
Insteel Industries	4,662	103
Total Building Products		103

Chemicals — 1.0%
Hawkins	3,150	131
Total Chemicals		131

Commercial Services — 4.4%
Barrett Business Services	2,327	146
BG Staffing	6,165	159
Heidrick & Struggles International	4,423	146
Heritage-Crystal Clean*	5,801	149
Total Commercial Services		600

Computers & Services — 3.3%
AstroNova	7,000	140
Digi International*	13,915	165
Quantenna Communications*	10,371	155
Total Computers & Services		460

Construction Materials — 1.0%
United States Lime & Minerals	2,075	143
Total Construction Materials		143

Description	Shares	Value (000)

Containers & Packaging — 1.0%
UFP Technologies*	4,294	$142
Total Containers & Packaging		142

Data Processing & Outsourced Services — 1.1%
Willdan Group*	4,405	148
Total Data Processing & Outsourced Services		148

Diversified Consumer Services — 1.2%
Carriage Services, Cl A	8,600	167
Total Diversified Consumer Services		167

Diversified Telecommunication Services — 0.3%
Frontier Communications	23,386	47
Total Diversified Telecommunication Services		47

Electrical Utilities — 1.1%
Spark Energy, Cl A	17,857	148
Total Electrical Utilities		148

Electronic Equipment, Instruments & Components — 3.7%
Napco Security Technologies*	9,694	152
PCM*	9,500	203
Vishay Precision Group*	4,417	148
Total Electronic Equipment, Instruments & Components		503

Energy Equipment & Services — 2.0%
Matrix Service*	6,711	144
Tidewater*	5,807	125
Total Energy Equipment & Services		269

Engineering Services — 1.3%
Sterling Construction*	13,463	178
Total Engineering Services		178

Entertainment — 1.3%
Marcus	4,123	184
Total Entertainment		184

Financial Services — 14.5%
Diamond Hill Investment Group	1,048	162
Donnelley Financial Solutions*	9,615	141
Elevate Credit*	25,800	115
Enova International*	8,335	192
EZCORP, Cl A*	20,280	189
International. FCStone*	3,857	147
Marlin Business Services	8,146	181

Schedules of Investments	January 31, 2019

Microcap Fund (continued)

Description	Shares	Value (000)

Financial Services (continued)
On Deck Capital*	27,200	$205
Pzena Investment Management, Cl A	16,424	144
Regional Management*	7,600	210
Victory Capital Holdings, Cl A*	16,000	174
Virtus Investment Partners	1,604	144
Total Financial Services		2,004

Food Products — 1.2%
Freshpet*	4,748	170
Total Food Products		170

Hotels, Restaurants & Leisure — 5.4%
Carrols Restaurant Group*	14,147	122
El Pollo Loco Holdings*	9,717	160
Monarch Casino & Resort*	3,848	167
Nathan’s Famous	2,201	149
Red Robin Gourmet Burgers*	4,685	150
Total Hotels, Restaurants & Leisure		748

Household Durables — 1.2%
ZAGG*	14,741	165
Total Household Durables		165

Insurance — 6.6%
Citizens, Cl A*	23,319	165
Goosehead Insurance, Cl A*	4,742	136
Health Insurance Innovations, Cl A*	3,772	145
Heritage Insurance Holdings	11,738	170
Kingstone	7,150	118
Protective Insurance	9,488	175
Total Insurance		909

Interactive Media & Services — 1.1%
QuinStreet*	8,149	155
Total Interactive Media & Services		155

Machinery — 1.3%
Eastern	6,465	176
Total Machinery		176

Medical Products & Services — 5.5%
BioSpecifics Technologies*	2,043	133
FONAR*	8,636	191
Lantheus Holdings*	8,100	136
Medical Transcription Billing*	31,561	130
RadNet*	12,216	167
Total Medical Products & Services		757

Description	Shares	Value (000)

Oil, Gas & Consumable Fuels — 5.3%
Bonanza Creek Energy*	5,447	$126
Contango Oil & Gas*	43,000	163
Hallador Energy	29,160	165
Overseas Shipholding Group, Cl A*	49,459	90
W&T Offshore*	37,396	187
Total Oil, Gas & Consumable Fuels		731

Personal Products — 0.9%
Natural Health Trends	7,363	121
Total Personal Products		121

Pharmaceuticals — 1.0%
Osmotica Pharmaceuticals*	17,000	133
Total Pharmaceuticals		133

Real Estate Investment Trust — 6.6%
Braemar Hotels & Resorts	14,019	156
BRT Apartments	11,080	144
Cherry Hill Mortgage Investment	7,000	130
Dynex Capital	29,549	177
Gladstone Commercial	6,860	137
Preferred Apartment Communities, Cl A	10,758	171
Total Real Estate Investment Trust		915

Semiconductors & Semiconductor Equipment — 1.9%
inTEST*	20,713	152
SMART Global Holdings*	4,623	115
Total Semiconductors & Semiconductor Equipment		267

Specialty Retail — 4.7%
Container Store Group*	24,000	172
Shoe Carnival	3,551	131
Vitamin Shoppe*	20,000	92
Zumiez*	9,700	247
Total Specialty Retail		642

Trading Companies & Distributors — 2.3%
Lawson Products*	3,997	118
Transcat*	8,600	193
Total Trading Companies & Distributors		311

Transportation Services — 1.0%
USA Truck*	7,518	134
Total Transportation Services		134
Total Common Stock (Cost $13,277 (000))		12,962

Schedules of Investments

Microcap Fund (concluded)

Description	Shares	Value (000)

Cash Equivalent (A) — 4.6%
Federated Government Obligations Fund, Cl I, 2.290%	636,221	$636
Total Cash Equivalent (Cost $636 (000))		636
Total Investments — 98.7% (Cost $13,913 (000))		$13,598

Percentages are based on net assets of $13,773 (000).

*	Non-income producing security.
(A)	The rate reported is the 7-day effective yield as of January 31, 2019.

Cl — Class

As of January 31, 2019, all of the Fund’s investments are Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

During the year ended January 31, 2019, there have been no transfers between Level 1 and Level 2 assets and liabilities.

During the year ended January 31, 2019, there have been no transfers between Level 2 and Level 3 assets and liabilities.

During the year ended January 31, 2019, there were no Level 3 investments.

The accompanying notes are an integral part of the financial statements.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Schedules of Investments	January 31, 2019

Mississippi Tax-Free Income Fund

Description	Face Amount (000)	Value (000)

Municipal Bonds — 97.2%
Mississippi — 97.2%
Clinton, Public School District, GO
Callable 10/01/21 @ 100
2.750%, 10/01/28	$150	$151
Copiah County, GO
Callable 04/01/25 @ 100
3.500%, 04/01/32	390	387
Forrest County, GO
Callable 03/01/24 @ 100
4.000%, 03/01/27	385	419
Lauderdale County, GO
3.000%, 04/01/26	150	156
Lauderdale County, GO
Callable 11/01/25 @ 100
3.250%, 11/01/31	250	252
Callable 11/01/25 @ 100
3.000%, 11/01/30	100	100
Medical Center Educational Building, University of Mississippi Medical Center Facilities Expansion and Renovation Project, Ser A, RB
Callable 06/01/22 @ 100
4.000%, 06/01/41	250	252
Mississippi State, Development Bank, Brandon Public Improvement Project, RB
Callable 03/01/25 @ 100
3.000%, 03/01/30	155	156
Mississippi State, Development Bank, Columbus Infrastructure Building Project, RB, AGM
Callable 12/01/20 @ 100
4.500%, 12/01/30	100	103
Mississippi State, Development Bank, Flowood Refunding Project, RB
Callable 11/01/21 @ 100
4.125%, 11/01/31	200	209
Mississippi State, Development Bank, Gulf Coast Community College District, RB
Callable 12/01/26 @ 100
3.375%, 12/01/39	250	240
Mississippi State, Development Bank, Harrison County Coliseum Project, Ser A, RB
5.250%, 01/01/34	500	601
Mississippi State, Development Bank, Hinds County Project, RB
5.000%, 11/01/26	75	88

Description	Face Amount (000)	Value (000)

Mississippi (continued)
Mississippi State, Development Bank, Jackson Public School District Project, RB
Callable 04/01/23 @ 100
5.000%, 04/01/28	$575	$632
Mississippi State, Development Bank, Jones County Junior College Project, RB, BAM
Callable 05/01/26 @ 100
3.500%, 05/01/35	200	196
Mississippi State, Development Bank, Marshall Country Industrial Development Authority, RB
Callable 01/01/25 @ 100
3.750%, 01/01/35	200	203
Mississippi State, Development Bank, Meridian Apartment Center Project, RB
5.000%, 03/01/25	360	413
Mississippi State, Development Bank, Pearl Capital Improvement Project, RB, AGM
Callable 12/01/21 @ 100
4.000%, 12/01/31	205	211
Mississippi State, Development Bank, Pearl River Community College Project, RB, AGM
Callable 09/01/22 @ 100
3.375%, 09/01/36	750	747
Mississippi State, Development Bank, Tax Increment Financing Project, TA
Callable 05/01/19 @ 100
4.500%, 05/01/24	120	121
Mississippi State, Development Bank, Vicksburg Public Improvement Project, RB, BAM
3.000%, 03/01/21	320	327
Mississippi State, Development Bank, Water & Sewer Project, RB, AGM
Callable 03/01/22 @ 100
3.500%, 03/01/32	400	403
Mississippi State, Ser D, GO
Callable 12/01/27 @ 100
3.000%, 12/01/37	500	456
Mississippi State, Ser E, RB
5.000%, 10/15/25	500	583
Mississippi State, State Capital Improvement Project, Ser A, GO
Callable 10/01/21 @ 100
4.000%, 10/01/36	900	919
Callable 10/01/21 @ 100
3.750%, 10/01/31	910	926

Schedules of Investments

Mississippi Tax-Free Income Fund (concluded)

Description	Face Amount (000)/Shares	Value (000)

Mississippi (continued)
Mississippi State, University Educational Building, RB
Callable 08/01/27 @ 100
4.000%, 08/01/43	$500	$512
Oktibbeha County, Ser A, GO, AGM
Callable 11/01/28 @ 100
4.000%, 11/01/29	270	300
Oxford, School District, GO
Callable 05/01/28 @ 100
3.500%, 05/01/38	500	491
Oxford, School District, GO
Callable 04/01/27 @ 100
3.000%, 04/01/31	300	299
Oxford, Ser B, GO
Callable 08/01/25 @ 100
3.125%, 08/01/33	575	567
Starkville, GO
4.000%, 06/01/27	400	450
University of Southern Mississippi, Facilities Refinancing Project, Ser A, RB
Callable 03/01/25 @ 100
3.250%, 03/01/33	425	425
Total Mississippi		12,295
Total Municipal Bonds (Cost $12,146 (000))		12,295

Cash Equivalent (A) — 1.8%
Federated Government Obligations Fund, Cl I, 2.290%	233,859	234
Total Cash Equivalent (Cost $234 (000))		234
Total Investments — 99.0% (Cost $12,380 (000))		$12,529

Percentages are based on net assets of $12,653 (000).

(A)	The rate reported is the 7-day effective yield as of January 31, 2019.

AGM — Assured Guaranty Municipal

BAM — Build America Mutual

Cl — Class

GO — General Obligation

RB — Revenue Bond

Ser — Series

TA — Tax Allocation

The following is a list of the level of inputs used as of January 31, 2019, in valuing the Fund’s investments carried at value (000):

	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Bonds	$—	$12,295	$—	$12,295
Cash Equivalent	234	—	—	234

Total Investments in Securities	$234	$12,295	$—	$12,529

Amounts designated as “—“ are either $0 or have been rounded to $0.

During the year ended January 31, 2019, there have been no transfers between Level 1 and Level 2 assets and liabilities.

During the year ended January 31, 2019, there have been no transfers between Level 2 and Level 3 assets and liabilities.

During the year ended January 31, 2019, there were no Level 3 investments.

The accompanying notes are an integral part of the financial statements.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Schedules of Investments	January 31, 2019

Quantitative Long/Short Fund

Description	Shares	Value (000)

Common Stock — 70.1%
Aerospace & Defense — 0.8%
Boeing (A)	2,800	$1,080
Total Aerospace & Defense		1,080

Auto Components — 0.5%
Gentex	30,000	635
Total Auto Components		635

Automotive — 2.2%
American Axle & Manufacturing Holdings*	24,300	359
AutoZone*(A)	1,300	1,102
Goodyear Tire & Rubber	24,300	515
Harsco*(A)	43,000	916
Total Automotive		2,892

Banks — 2.8%
Capital One Financial	4,100	330
JPMorgan Chase (A)	7,900	818
PNC Financial Services Group (A)	7,700	944
Voya Financial	12,400	576
Zions Bancorp (A)	21,700	1,033
Total Banks		3,701

Beauty Products — 1.5%
Estee Lauder, Cl A	6,500	887
Inter Parfums	15,800	1,050
Total Beauty Products		1,937

Building & Construction — 0.4%
Advanced Drainage Systems	19,000	484
Total Building & Construction		484

Chemicals — 0.7%
Celanese, Cl A	9,900	948
Total Chemicals		948

Commercial Services — 1.6%
Kforce	30,300	994
Waste Management (A)	11,100	1,062
Total Commercial Services		2,056

Commercial Services & Supplies — 0.8%
HNI	25,600	995
Total Commercial Services & Supplies		995

Description	Shares	Value (000)

Computer & Electronics Retail — 0.3%
Best Buy (A)	7,100	$421
Total Computer & Electronics Retail		421

Computers & Services — 7.9%
Apple (A)	4,300	716
Cadence Design Systems*(A)	17,800	855
Cisco Systems (A)	23,900	1,130
EVERTEC	22,400	620
F5 Networks*	3,000	483
Fidelity National Information Services (A)	4,900	512
Hewlett Packard Enterprise	50,400	786
HP (A)	48,800	1,075
Juniper Networks	18,200	472
Lumentum Holdings*	9,500	465
Microsoft (A)	9,000	940
NetApp	9,000	574
Visa, Cl A (A)	8,900	1,201
Zebra Technologies, Cl A*(A)	3,700	642
Total Computers & Services		10,471

Consumer Products — 0.4%
Wolverine World Wide	15,600	535
Total Consumer Products		535

Containers & Packaging — 0.4%
Berry Global Group*	11,900	586
Total Containers & Packaging		586

Diversified Consumer Services — 1.1%
K12*(A)	44,700	1,408
Total Diversified Consumer Services		1,408

Diversified Support Services — 0.4%
KAR Auction Services	10,900	567
Total Diversified Support Services		567

Drugs — 1.1%
Innoviva*	26,500	453
Jazz Pharmaceuticals*	3,300	416
Zoetis, Cl A	6,200	534
Total Drugs		1,403

E-Commerce — 0.6%
Expedia Group (A)	6,700	799
Total E-Commerce		799

Schedules of Investments

Quantitative Long/Short Fund (continued)

Description	Shares	Value (000)

Electrical Utilities — 0.9%
NRG Energy (A)	28,000	$1,146
Total Electrical Utilities		1,146

Electronic Components & Equipment — 0.8%
Tech Data*	10,800	1,033
Total Electronic Components & Equipment		1,033

Financial Services — 1.8%
American Express (A)	12,100	1,243
Blucora*	17,800	525
Oppenheimer Holdings, Cl A (A)	20,700	557
Total Financial Services		2,325

Hotels, Restaurants & Leisure — 0.4%
Brinker International	11,900	482
Total Hotels, Restaurants & Leisure		482

Hypermarkets & Super Centers — 0.8%
Costco Wholesale (A)	4,800	1,030
Total Hypermarkets & Super Centers		1,030

Industrials — 0.7%
Air Products & Chemicals (A)	6,000	987
Total Industrials		987

Information Technology — 1.3%
Teradata*(A)	26,500	1,176
VMware, Cl A*	3,600	544
Total Information Technology		1,720

Insurance — 3.3%
Assured Guaranty	10,200	414
Everest Re Group	2,300	504
Progressive (A)	18,400	1,238
Prudential Financial	5,600	516
Reinsurance Group of America, Cl A (A)	5,500	794
Travelers (A)	6,500	816
Total Insurance		4,282

Interactive Media & Services — 0.7%
Care.com*(A)	41,500	986
Total Interactive Media & Services		986

Internet & Direct Marketing Retail — 0.6%
Stamps.com*	4,600	856
Total Internet & Direct Marketing Retail		856

Description	Shares	Value (000)

Machinery — 0.6%
Hillenbrand (A)	19,600	$831
Total Machinery		831

Managed Health Care — 1.5%
Humana (A)	2,900	896
UnitedHealth Group (A)	3,950	1,067
Total Managed Health Care		1,963

Manufacturing — 1.7%
Allied Motion Technologies (A)	24,500	1,033
Generac Holdings*(A)	22,900	1,212
Total Manufacturing		2,245

Media — 0.5%
AMC Networks, Cl A*	10,400	655
Total Media		655

Medical Products & Services — 4.9%
Amgen (A)	4,700	879
AMN Healthcare Services*	7,900	512
Cigna (A)	1,630	326
Encompass Health (A)	14,200	949
Haemonetics*	6,800	672
HCA Healthcare	7,500	1,046
Hill-Rom Holdings (A)	6,845	685
Integer Holdings*(A)	16,400	1,328
Total Medical Products & Services		6,397

Mortgage Real Estate Investment Trust — 0.3%
Exantas Capital	41,300	437
Total Mortgage Real Estate Investment Trust		437

Office Furniture & Fixtures — 0.7%
CDW	11,100	924
Total Office Furniture & Fixtures		924

Oil, Gas & Consumable Fuels — 0.4%
Renewable Energy Group*	16,700	482
Total Oil, Gas & Consumable Fuels		482

Paper & Paper Products — 0.6%
Verso*	33,000	814
Total Paper & Paper Products		814

Petroleum & Fuel Products — 2.0%
Arch Coal	10,900	961

Schedules of Investments	January 31, 2019

Quantitative Long/Short Fund (continued)

Description	Shares	Value (000)

Petroleum & Fuel Products (continued)
ConocoPhillips (A)	14,100	$954
Marathon Oil (A)	42,800	676
Total Petroleum & Fuel Products		2,591

Petroleum Refining — 0.6%
PBF Energy, Cl A	22,800	835
Total Petroleum Refining		835

Pharmaceuticals — 2.2%
Abbott Laboratories (A)	15,000	1,095
Eli Lilly (A)	6,700	803
Pfizer (A)	24,800	1,053
Total Pharmaceuticals		2,951

Retail — 9.9%
Abercrombie & Fitch, Cl A	25,600	555
Ascena Retail Group*	92,100	226
Caleres	21,800	650
Dick’s Sporting Goods	16,700	590
DSW, Cl A	27,900	760
Fossil Group*	22,200	377
Genesco*	22,100	998
Hibbett Sports*	43,000	703
Johnson Outdoors, Cl A	8,500	533
Kohl’s (A)	12,000	824
Lowe’s (A)	6,600	635
Macy’s (A)	31,000	815
MarineMax*	48,500	862
Ralph Lauren, Cl A (A)	7,773	903
Ross Stores (A)	11,600	1,069
Urban Outfitters*	27,500	888
Vera Bradley*	73,000	653
Wendy’s	57,700	999
Total Retail		13,040

Semi-Conductors & Instruments — 5.3%
Broadcom	2,300	617
Cirrus Logic*	13,800	513
Cohu	37,000	649
Cypress Semiconductor	24,800	344
KEMET	44,000	780
Kla-Tencor (A)	9,500	1,012
Micron Technology*(A)	15,600	596
Nanometrics*	10,400	318
Semtech*	20,700	1,005
Texas Instruments (A)	11,200	1,128
Total Semi-Conductors & Instruments		6,962

Description	Shares	Value (000)

Telecommunication Services — 0.4%
CenturyLink	38,200	$585
Total Telecommunication Services		585

Textiles, Apparel & Luxury Goods — 1.7%
Crocs*(A)	33,000	948
Deckers Outdoor*	10,100	1,297
Total Textiles, Apparel & Luxury Goods		2,245

Transportation Services — 2.0%
Allison Transmission Holdings (A)	21,500	1,046
Federal Signal	26,600	585
Norfolk Southern (A)	5,800	973
Total Transportation Services		2,604
Total Common Stock (Cost $82,791 (000))		92,326

Cash Equivalents (B) — 29.9%

Federated Government Obligations Fund, Cl I, 2.290%	39,360,755	39,361
Goldman Sachs Financial Square Government Fund, 2.300%	236,068	236
Total Cash Equivalents (Cost $39,597 (000))		39,597
Total Investments — 100.0% (Cost $122,388 (000))		$131,923

Percentages are based on net assets of $131,743 (000).

Securities Sold Short — (9.1)%
Description	Shares	Value (000)

Common Stock — (9.1)%
Airlines — (0.2)%
Allegiant Travel, Cl A	(1,210)	$(157)
JetBlue Airways*	(8,490)	(153)
Total Airlines		(310)

Automotive — (0.2)%
CNH Industrial	(15,021)	(149)
LCI Industries	(1,905)	(157)
Total Automotive		(306)

Banks — (1.1)%
Central Pacific Financial	(5,660)	(162)
Chemung Financial	(3,520)	(148)
FB Financial	(4,030)	(133)
First Internet Bancorp	(6,160)	(123)

Schedules of Investments

Quantitative Long/Short Fund (continued)

Description	Shares	Value (000)

Banks (continued)
Hilltop Holdings	(7,830)	$(144)
Investors Bancorp	(12,700)	(154)
LegacyTexas Financial Group	(4,040)	(161)
Mr Cooper Group*	(10,700)	(165)
QCR Holdings	(4,380)	(150)
Total Banks		(1,340)

Building & Construction — (0.1)%
DR Horton	(3,790)	(146)
Total Building & Construction		(146)

Chemicals — (0.2)%
GCP Applied Technologies*	(5,790)	(146)
Valvoline	(7,040)	(155)
Total Chemicals		(301)

Coatings/Paint — (0.1)%
Floor & Decor Holdings, Cl A*	(4,670)	(160)
Total Coatings/Paint		(160)

Commercial Services — (0.1)%
Brink’s	(2,080)	(154)
Total Commercial Services		(154)

Computer Software — (0.4)%
ChannelAdvisor*	(13,090)	(141)
Instructure*	(3,925)	(155)
LivePerson*	(7,540)	(177)
Total Computer Software		(473)

Computers & Services — (0.1)%
Arista Networks*	(670)	(144)
Total Computers & Services		(144)

Data Processing & Outsourced Services — (0.1)%
CoStar Group*	(410)	(160)
Total Data Processing & Outsourced Services		(160)

Diversified Support Services — (0.1)%
Viad	(2,830)	(149)
Total Diversified Support Services		(149)

Drugs — (0.1)%
Intersect ENT*	(5,400)	(160)
Total Drugs		(160)

Description	Shares	Value (000)

Educational Services — (0.1)%
American Public Education*	(5,040)	$(149)
Total Educational Services		(149)

Electronic Components & Equipment — (0.1)%
Cognex	(3,520)	(160)
Total Electronic Components & Equipment		(160)

Engineering Services — (0.6)%
Dycom Industries*	(2,480)	(144)
KBR	(8,470)	(146)
MasTec*	(3,235)	(144)
MYR Group*	(4,810)	(146)
Primoris Services	(7,210)	(144)
Total Engineering Services		(724)

Entertainment — (0.3)%
Golden Entertainment*	(7,990)	(149)
Madison Square Garden*	(530)	(147)
Speedway Motorsports	(8,900)	(144)
Total Entertainment		(440)

Financial Services — (0.4)%
Charles Schwab	(3,330)	(156)
Interactive Brokers Group, Cl A	(2,845)	(143)
TD Ameritrade Holding	(2,830)	(158)
Total Financial Services		(457)

Food, Beverage & Tobacco — (0.1)%
Craft Brew Alliance*	(9,490)	(156)
Total Food, Beverage & Tobacco		(156)

Hotels & Lodging — (0.4)%
Hilton Grand Vacations*	(4,980)	(151)
Hilton Worldwide Holdings	(2,050)	(152)
Hyatt Hotels, Cl A	(2,170)	(152)
Total Hotels & Lodging		(455)

Household Products — (0.1)%
Central Garden & Pet, Cl A*	(4,200)	(150)
Total Household Products		(150)

Machinery — (0.1)%
Gencor Industries*	(12,102)	(168)
Total Machinery		(168)

Schedules of Investments	January 31, 2019

Quantitative Long/Short Fund (concluded)

Description	Shares	Value (000)

Manufacturing — (0.2)%
SPX*	(5,020)	$(149)
Thermon Group Holdings*	(6,500)	(150)
Total Manufacturing		(299)

Materials — (0.3)%
Martin Marietta Materials	(810)	(143)
US Concrete*	(4,140)	(148)
Vulcan Materials	(1,430)	(145)
Total Materials		(436)

Media — (0.1)%
Zillow Group, Cl C*	(4,350)	(153)
Total Media		(153)

Medical Products & Services — (1.3)%
Aimmune Therapeutics*	(5,995)	(141)
Amicus Therapeutics*	(12,790)	(154)
AnaptysBio*	(2,100)	(139)
Blueprint Medicines*	(2,250)	(162)
Enanta Pharmaceuticals*	(2,000)	(159)
Flexion Therapeutics*	(11,180)	(164)
Heron Therapeutics*	(5,610)	(151)
Kura Oncology*	(8,850)	(141)
OraSure Technologies*	(12,260)	(158)
Radius Health*	(9,210)	(168)
Rocket Pharmaceuticals*	(8,540)	(123)
Total Medical Products & Services		(1,660)

Metals & Mining — (0.1)%
Olympic Steel	(8,390)	(162)
Total Metals & Mining		(162)

Paper & Paper Products — (0.1)%
Sealed Air	(3,990)	(158)
Total Paper & Paper Products		(158)

Real Estate Investment Trust — (0.3)%
Douglas Emmett^	(4,150)	(157)
Jones Lang LaSalle	(1,085)	(156)
Total Real Estate Investment Trust		(313)

Real Estate Management & Development — (0.1)%
CBRE Group, Cl A*	(3,440)	(157)
Total Real Estate Management & Development		(157)

Description	Shares	Value (000)

Retail — (0.6)%
Air Lease, Cl A	(4,030)	$(153)
BlueLinx Holdings*	(5,700)	(166)
Jack in the Box	(1,800)	(146)
Systemax	(6,070)	(142)
Yum China Holdings	(4,250)	(155)
Total Retail		(762)

Semi-Conductors & Instruments — (0.4)%
First Solar*	(3,120)	(158)
Teradyne	(4,620)	(166)
Versum Materials	(4,920)	(181)
Total Semi-Conductors & Instruments		(505)

Transportation Services — (0.5)%
Atlas Air Worldwide Holdings*	(3,060)	(163)
Knight-Swift Transportation Holdings, Cl A	(4,980)	(158)
Trinity Industries	(6,700)	(156)
Twin Disc*	(8,040)	(146)
Total Transportation Services		(623)

Waste Management Services — (0.1)%
Limoneira	(6,510)	(143)
Total Waste Management Services		(143)
Total Common Stock (Proceeds $(11,903) (000))		(12,033)
Total Securities Sold Short — (9.1)% (Proceeds $(11,903) (000))		$(12,033)

Percentages are based on Net Assets of $131,743 (000).

*	Non-income producing security.
(A)	All or a portion of this security has been held in a segregated account as collateral for securities sold short. The total market value of securities held as collateral was $50,035 (000).
(B)	The rate reported is the 7-day effective yield as of January 31, 2019.

Cl — Class

As of January 31, 2019, all of the Fund’s investments are Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

During the year ended January 31, 2019, there have been no transfers between Level 1 and Level 2 assets and liabilities.

During the year ended January 31, 2019, there have been no transfers between Level 2 and Level 3 assets and liabilities.

During the year ended January 31, 2019, there were no Level 3 investments.

The accompanying notes are an integral part of the financial statements.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Schedules of Investments

U.S. Small Cap Fund

Description	Shares	Value (000)

Common Stock — 95.4%
Aerospace & Defense — 0.9%
Huntington Ingalls Industries	1,050	$217
Total Aerospace & Defense		217

Auto Components — 4.1%
Cooper-Standard Holdings*	2,360	180
Gentex	10,616	225
Modine Manufacturing*	13,077	191
Stoneridge*	7,879	206
Visteon*	1,951	150
Total Auto Components		952

Automotive — 0.8%
Harsco*	8,788	187
Total Automotive		187

Banks — 1.8%
Axos Financial *	7,836	238
Federal Agricultural Mortgage, Cl C	2,568	181
Total Banks		419

Building & Construction — 3.0%
Owens Corning	4,042	212
Patrick Industries*	5,563	222
Universal Forest Products	8,380	258
Total Building & Construction		692

Chemicals — 3.1%
Kraton*	6,930	195
Kronos Worldwide	14,938	197
PolyOne	5,328	172
Trinseo	3,221	158
Total Chemicals		722

Commercial Services & Supplies — 3.7%
ACCO Brands	30,000	265
Deluxe	4,167	196
HNI	5,438	211
UniFirst	1,307	181
Total Commercial Services & Supplies		853

Computer Software — 1.2%
Fair Isaac*	1,205	271
Total Computer Software		271

Description	Shares	Value (000)

Computers & Services — 4.4%
CalAmp*	13,315	$192
Ciena*	10,025	382
CSG Systems International	7,065	256
Lumentum Holdings*	3,995	195
Total Computers & Services		1,025

Diversified Consumer Services — 2.0%
K12*	14,940	471
Total Diversified Consumer Services		471

Diversified Telecommunication Services — 2.1%
Iridium Communications*	13,335	258
Vonage Holdings*	24,990	228
Total Diversified Telecommunication Services		486

Drugs — 2.9%
ANI Pharmaceuticals*	4,735	254
Mallinckrodt*	11,265	246
Supernus Pharmaceuticals*	4,448	170
Total Drugs		670

Electronic Equipment, Instruments & Components — 2.2%
Electro Scientific Industries*	10,614	318
Littelfuse	1,070	188
Total Electronic Equipment, Instruments & Components		506

Energy Equipment & Services — 1.0%
Mammoth Energy Services	11,000	243
Total Energy Equipment & Services		243

Entertainment — 0.7%
Scientific Games, Cl A*	6,156	154
Total Entertainment		154

Financial Services — 4.7%
Blucora*	7,125	210
Enova International*	7,171	166
Hamilton Lane, Cl A	4,832	175
On Deck Capital*	40,152	302
World Acceptance*	2,295	238
Total Financial Services		1,091

Food, Beverage & Tobacco — 1.3%
Sanderson Farms	2,410	297
Total Food, Beverage & Tobacco		297

Schedules of Investments	January 31, 2019

U.S. Small Cap Fund (continued)

Description	Shares	Value (000)

Hotels, Restaurants & Leisure — 0.9%
Brinker International	5,128	$208
Total Hotels, Restaurants & Leisure		208

Household Durables — 1.8%
KB Home	9,905	212
Turtle Beach*	14,490	216
Total Household Durables		428

Insurance — 5.0%
Argo Group International Holdings	4,592	306
Hanover Insurance Group	1,834	209
Kemper	2,885	217
RLI	3,160	209
Universal Insurance Holdings	5,618	212
Total Insurance		1,153

Interactive Media & Services — 1.3%
Care.com*	12,669	301
Total Interactive Media & Services		301

Internet & Direct Marketing Retail — 1.5%
Shutterfly*	3,895	179
Stamps.com*	890	166
Total Internet & Direct Marketing Retail		345

Leasing & Renting — 1.3%
RH*	2,210	300
Total Leasing & Renting		300

Machinery — 3.8%
Columbus McKinnon	5,944	215
Hillenbrand	4,667	198
Hurco	6,495	249
Kadant	2,727	233
Total Machinery		895

Manufacturing — 2.8%
Allied Motion Technologies	5,106	215
Atkore International Group*	8,638	201
Generac Holdings*	4,520	239
Total Manufacturing		655

Media — 2.3%
Gray Television*	16,738	280
Nexstar Media Group, Cl A	2,993	250
Total Media		530

Description	Shares	Value (000)

Medical Products & Services — 6.2%
Computer Programs & Systems	8,451	$222
Halozyme Therapeutics*	14,348	232
Hill-Rom Holdings	2,305	231
Integer Holdings*	3,128	253
NuVasive*	3,488	175
PDL BioPharma*	100,575	320
Total Medical Products & Services		1,433

Metals & Mining — 1.0%
Schnitzer Steel Industries, Cl A	9,500	230
Total Metals & Mining		230

Oil, Gas & Consumable Fuels — 3.4%
CONSOL Energy*	5,424	193
Overseas Shipholding Group, Cl A*	89,189	162
Peabody Energy	5,750	205
Renewable Energy Group*	8,000	231
Total Oil, Gas & Consumable Fuels		791

Paper & Forest Products — 1.7%
Boise Cascade	5,000	137
Louisiana-Pacific	10,435	255
Total Paper & Forest Products		392

Real Estate Investment Trust — 0.7%
RMR Group	2,644	174
Total Real Estate Investment Trust		174

Retail — 7.6%
Ascena Retail Group*	55,590	136
BJ’s Restaurants	4,649	232
Boot Barn Holdings*	9,007	211
Children’s Place	1,974	191
Denny’s*	19,450	344
Fossil Group*	9,713	165
Hibbett Sports*	9,734	159
Johnson Outdoors, Cl A	3,265	204
Nautilus*	16,265	122
Total Retail		1,764

Semi-Conductors & Instruments — 5.4%
Cabot Microelectronics	2,005	204
Cohu	9,680	170
Diodes*	8,240	277
Entegris	6,529	216
Nanometrics*	7,350	225

Schedules of Investments

U.S. Small Cap Fund (concluded)

Description	Shares	Value (000)

Semi-Conductors & Instruments (continued)
Silicon Laboratories*	2,193	$168
Total Semi-Conductors & Instruments		1,260

Specialty Retail — 0.9%
Container Store Group*	29,822	214
Total Specialty Retail		214

Textiles, Apparel & Luxury Goods — 2.8%
Crocs*	12,733	365
Deckers Outdoor*	2,240	288
Total Textiles, Apparel & Luxury Goods		653

Transportation Services — 4.2%
ArcBest	5,260	198
Echo Global Logistics*	8,383	199
Greenbrier	3,851	163
Meritor*	10,911	226
USA Truck*	10,538	188
Total Transportation Services		974

Wireless Telecommunication Services — 0.9%
Boingo Wireless*	8,633	208
Total Wireless Telecommunication Services		208
Total Common Stock (Cost $23,776 (000))		22,164

Cash Equivalent (A) — 4.0%
Federated Government Obligations Fund, Cl I, 2.290%	930,624	931
Total Cash Equivalent (Cost $931 (000))		931
Total Investments — 99.4% (Cost $24,707 (000))		$23,095

Percentages are based on net assets of $23,228 (000).

*	Non-income producing security.
(A)	The rate reported is the 7-day effective yield as of January 31, 2019.

Cl — Class

As of January 31, 2019, all of the Fund’s investments are Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

During the year ended January 31, 2019, there have been no transfers between Level 1 and Level 2 assets and liabilities.

During the year ended January 31, 2019, there have been no transfers between Level 2 and Level 3 assets and liabilities.

During the year ended January 31, 2019, there were no Level 3 investments.

The accompanying notes are an integral part of the financial statements.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Statements of Assets and Liabilities (000)(1)	As of January 31, 2019

	Burkenroad Small Cap Fund	Diversified Income Fund		Diversified International Fund
Assets:
Investments in securities at value (Cost $278,554, $43,794 and $171,504, respectively)	$381,909	$43,480		$224,776
Receivable for capital shares sold	72	187		629
Tax reclaims receivable	—	—		914
Accrued income	51	306		212
Prepaid expenses	40	13		26

Total Assets	382,072	43,986		226,557

Liabilities:
Payable for investment securities purchased	—	1,115		—
Payable for capital shares redeemed	544	110		77
Payable due to Adviser	310	16		174
Shareholder servicing fees payable	67	11		10
Payable due to Administrator	27	3		16
Payable due to Custodian	23	3		50
Payable due to Transfer Agent	16	7		12
Payable for distribution fees	82	1		—
Payable due to Trustees	12	1		7
Chief Compliance Officer fees payable	4	—		2
Other accrued expenses	240	29		140

Total Liabilities	1,325	1,296		488

Net Assets	$380,747	$42,690		$226,069

Net Assets:
Paid-in-Capital	$248,533	$52,112		$180,437
Total Distributable Earnings/(Loss)	132,214	(9,422)		45,632

Net Assets	$380,747	$42,690		$226,069

Institutional Class Shares:
Net Assets	$161,260	$38,593		$220,490
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	3,413,349	3,043,491		9,771,342
Net Asset Value, Offering and Redemption Price Per Share	$47.24	$12.68		$22.56

Investor Class Shares:
Net Assets	$197,852	$3,846		$5,496
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	4,200,367	303,923		242,885
Net Asset Value, Offering and Redemption Price Per Share	$47.10	$12.65		$22.63

Class C Shares:
Net Assets	n/a	$251		$83
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	n/a	19,971		3,781
Net Asset Value, Offering and Redemption Price Per Share	n/a	$12.60	*	$22.07	*

Class D Shares:
Net Assets	$21,635	n/a		n/a
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	481,785	n/a		n/a
Net Asset Value, Offering and Redemption Price Per Share	$44.91	n/a		n/a

“n/a” designates that the Fund does not offer this class.

(1)	Amounts shown in (000)s with the exception of Outstanding Shares of Beneficial Interest and Net Asset Value Per Share.
*	Net Assets divided by Shares do not calculate to the stated Net Asset Value because Net Assets amounts are shown rounded.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities (000)(1) (continued)

	Dynamic Asset Allocation Fund		International Small Cap Fund		Louisiana Tax-Free Income Fund
Assets:
Investments in securities at value (Cost $10,878, $14,894 and $6,178, respectively)	$11,140		$14,892		$6,266
Foreign currency (Cost $-, $10 and $-, respectively)	—		10		—
Receivable for investment securities sold	2,505		14		—
Accrued income	—		42		83
Receivable from Adviser	—		—		2
Receivable for capital shares sold	39		135		—
Tax reclaims receivable	—		40		—
Prepaid expenses	1		1		1

Total Assets	13,685		15,134		6,352

Liabilities:
Payable for investment securities purchased	2,711		9		—
Payable for capital shares redeemed	—		1		—
Payable due to Adviser	9		13		—
Shareholder servicing fees payable	1		1		5
Payable due to Administrator	1		1		1
Payable due to Custodian	1		1		1
Payable due to Transfer Agent	6		6		6
Other accrued expenses	9		9		5

Total Liabilities	2,738		41		18

Net Assets	$10,947		$15,093		$6,334

Net Assets:
Paid-in-Capital	$11,547		$16,602		$6,463
Total Distributable Earnings/(Loss)	(600)		(1,509)		(129)

Net Assets	$10,947		$15,093		$6,334

Institutional Class Shares:
Net Assets	$9,935		$14,699		$3,969
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	664,196		1,011,908		237,718
Net Asset Value, Offering and Redemption Price Per Share	$14.96		$14.53		$16.70

Investor Class Shares:
Net Assets	$682		$394		$2,348
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	45,606		27,094		140,594
Net Asset Value, Offering and Redemption Price Per Share	$14.95		$14.54		$16.70

Class C Shares:
Net Assets	$330		$—		$17
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	22,235		13		1,015
Net Asset Value, Offering and Redemption Price Per Share	$14.86	*	$14.45	*	$16.91	*

(1)	Amounts shown in (000)s with the exception of Outstanding Shares of Beneficial Interest and Net Asset Value Per Share.
*	Net Assets divided by Shares do not calculate to the stated Net Asset Value because Net Assets amounts are shown rounded.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities (000)(1) (continued)	As of January 31, 2019

	Microcap Fund		Mississippi Tax-Free Income Fund
Assets:
Investments in securities at value (Cost $13,913 and $12,380, respectively)	$13,598		$12,529
Receivable for capital shares sold	243		—
Accrued income	2		151
Prepaid expenses	1		2

Total Assets	13,844		12,682

Liabilities:
Payable for capital shares redeemed	38		—
Payable due to Adviser	15		—
Payable due to Transfer Agent	6		6
Payable due to Administrator	1		1
Shareholder servicing fees payable	1		11
Payable due to Trustees	1		1
Payable for distribution fees	—		1
Other accrued expenses	9		9

Total Liabilities	71		29

Net Assets	$13,773		$12,653

Net Assets:
Paid-in-Capital	$14,582		$13,081
Total Distributable Earnings/(Loss)	(809)		(428)

Net Assets	$13,773		$12,653

Institutional Class Shares:
Net Assets	$13,158		$8,856
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	825,452		550,691
Net Asset Value, Offering and Redemption Price Per Share	$15.94		$16.08

Investor Class Shares:
Net Assets	$574		$3,765
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	36,261		233,907
Net Asset Value, Offering and Redemption Price Per Share	$15.84	*	$16.10

Class C Shares:
Net Assets	$41		$32
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	2,648		1,980
Net Asset Value, Offering and Redemption Price Per Share	$15.39	*	$16.11	*

*	Net Assets divided by Shares do not calculate to the stated Net Asset Value because Net Asset amounts are shown rounded.
(1)	Amounts shown in (000)s with the exception of Outstanding Shares of Beneficial Interest and Net Asset Value Per Share.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities (000)(1) (concluded)

	Quantitative Long/Short Fund	U.S. Small Cap Fund
Assets:
Investments in securities at value (Cost $122,388 and $24,707, respectively)	$131,923	$23,095
Deposits held at Prime Broker	12,033	—
Receivable for capital shares sold	21	451
Accrued income	149	5
Prepaid expenses	21	3

Total Assets	144,147	23,554

Liabilities:
Payable for securities sold short (Proceeds $11,903 and $-, respectively)	12,033	—
Payable for investment securities purchased	—	203
Payable due to Adviser	88	14
Payable due to Prime Broker	83	—
Payable due to Transfer Agent	10	7
Payable due to Administrator	10	2
Payable for capital shares redeemed	73	83
Payable due to Custodian	3	1
Shareholder servicing fees payable	7	1
Payable due to Trustees	4	1
Payable for distribution fees	6	—
Chief Compliance Officer fees payable	2	—
Other accrued expenses	85	14

Total Liabilities	12,404	326

Net Assets	$131,743	$23,228

Net Assets:
Paid-in-Capital	$121,857	$26,197
Total Distributable Earnings/(Loss)	9,886	(2,969)

Net Assets	$131,743	$23,228

Institutional Class Shares:
Net Assets	$114,494	$22,156
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	6,550,685	1,448,189
Net Asset Value, Offering and Redemption Price Per Share	$17.48	$15.30

Investor Class Shares:
Net Assets	$14,875	$1,025
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	871,707	67,472
Net Asset Value, Offering and Redemption Price Per Share	$17.06	$15.20	*

Class C Shares:
Net Assets	$2,374	$47
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	153,400	3,234
Net Asset Value, Offering and Redemption Price Per Share	$15.48	$14.67	*

*	Net Assets divided by Shares do not calculate to the stated Net Asset Value because Net Asset amounts are shown rounded.
(1)	Amounts shown in (000)s with the exception of Outstanding Shares of Beneficial Interest and Net Asset Value Per Share.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Operations (000)	For the year ended January 31, 2019

	Burkenroad Small Cap Fund	Diversified Income Fund	Diversified International Fund	Dynamic Asset Allocation Fund
Investment Income:
Interest income	$—	$1,447	$6,855	$—
Dividend income	11,063	1,159	—	324
Other income	290	—	8	—
Less: Foreign Taxes Withheld	—	—	(711)	—

Total Investment Income	11,353	2,606	6,152	324

Expenses:
Investment advisory fees	5,333	343	2,294	68
Administration fees	457	40	198	8
Shareholder servicing fees — Investor Class	644	11	13	2
Shareholder servicing fees — Class C	n/a	1	—	1
Shareholder servicing fees — Class D	2	n/a	n/a	n/a
Distribution fees — Class C	n/a	3	1	2
Distribution fees — Class D	68	n/a	n/a	n/a
Transfer agent fees	135	44	78	38
Custodian fees	170	15	270	3
Trustees’ fees	54	5	24	1
Chief Compliance Officer fees	13	1	6	—
Registration fees	74	34	51	3
Professional fees	235	24	119	6
Printing fees	18	1	—	2
Insurance and other expenses	105	21	50	4

Total Expenses	7,308	543	3,104	138

Less: Investment advisory fees waived	(113)	(88)	—	—
Recovery of Investment Advisory Fees Previously Waived	—	—	—	3

Total Net Expenses	7,195	455	3,104	141

Net Investment Income (Loss)	4,158	2,151	3,048	183

Net realized gain (loss) from security transactions	87,102	(530)	2,604	(594)
Net realized gain (loss) from foreign currency transactions	—	—	(56)	—
Net realized gain (loss) from forward foreign currency contracts	—	—	(53)	—
Net change in unrealized appreciation (depreciation) on investments	(136,258)	(2,147)	(42,257)	(309)
Net change in unrealized appreciation (depreciation) on foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies	—	—	(60)	—

Net Realized and Unrealized Gain (Loss) on investments	(49,156)	(2,677)	(39,822)	(903)

Increase (Decrease) in Net Assets Resulting from Operations	$(44,998)	$(526)	$(36,774)	$(720)

“n/a” designates that the Fund does not offer this class.

Amounts shown as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Operations (000) (continued)

	International Small Cap Fund	Louisiana Tax-Free Income Fund	Microcap Fund	Mississippi Tax-Free Income Fund
Investment Income:
Interest income	$—	$222	$—	$457
Dividend income	689	—	156	—
Other income	—	—	—	1
Less: Foreign Taxes Withheld	(69)	—	—	—

Total Investment Income	620	222	156	458

Expenses:
Investment advisory fees	203	39	166	82
Administration fees	15	5	13	11
Shareholder servicing fees — Investor Class	1	5	2	9
Custodian fees	6	2	5	4
Transfer agent fees	39	37	39	38
Trustees’ fees	2	1	1	1
Chief Compliance Officer fees	1	—	1	1
Professional fees	8	3	8	7
Printing fees	2	1	1	1
Registration fees	3	7	3	8
Pricing fees	—	5	—	5
Insurance and other expenses	10	4	6	4

Total Expenses	290	109	245	171

Less: Investment advisory fees waived	(3)	(39)	—	(61)
Less: Reimbursement from Adviser	—	(17)	—	—
Recovery of Investment Advisory Fees Previously Waived	—	—	4	—

Total Net Expenses	287	53	249	110

Net Investment Income (Loss)	333	169	(93)	348

Net realized gain (loss) from security transactions	(913)	29	(150)	54
Net realized gain (loss) from foreign currency transactions	(12)	—	—	—
Net realized gain (loss) from forward foreign currency contracts	(46)	—	—	—
Net change in unrealized appreciation (depreciation) on investments	(3,588)	(58)	(2,570)	(163)
Net change in unrealized appreciation (depreciation) on foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies	(2)	—	—	—

Net Realized and Unrealized Gain (Loss) on investments	(4,561)	(29)	(2,720)	(109)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(4,228)	$140	$(2,813)	$239

Amounts shown as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Operations (000) (concluded)	For the year ended January 31, 2019

	Quantitative Long/Short Fund	U.S. Small Cap Fund
Investment Income:
Dividend income	$2,695	$263
Other income	4	—
Less: Foreign Taxes Withheld	—	—

Total Investment Income	2,699	263

Expenses:
Investment advisory fees	1,171	244
Administration fees	119	25
Shareholder servicing fees — Investor Class	26	3
Shareholder servicing fees — Class C	6	—
Distribution fees — Class C	20	1
Transfer agent fees	62	41
Custodian fees	13	9
Trustees’ fees	15	2
Chief Compliance Officer fees	4	1
Interest expense on securities sold short	115	—
Dividend expense on securities sold short	98	—
Registration fees	48	4
Professional fees	69	13
Printing fees	5	1
Insurance and other expenses	35	8

Total Expenses	1,806	352

Less: Investment advisory fees waived	—	(14)

Total Net Expenses	1,806	338

Net Investment Income (Loss)	893	(75)

Net realized gain (loss) from security transactions	6,784	1,083
Net realized gain (loss) on securities sold short	111	—
Net change in unrealized appreciation (depreciation) on investments	(15,699)	(7,063)
Net change in unrealized appreciation (depreciation) on securities sold short	(327)	—

Net Realized and Unrealized Gain (Loss) on investments	(9,131)	(5,980)

Increase (Decrease) in Net Assets Resulting from Operations	$(8,238)	$(6,055)

Amounts shown as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (000)

	Burkenroad Small Cap Fund		Diversified Income Fund		Diversified International Fund
	2019	2018	2019	2018	2019	2018
Investment Activities:
Net investment income (loss)	$4,158	$(121)	$2,151	$2,032	$3,048	$2,659
Net realized gain (loss) from security transactions and foreign currency transactions	87,102	86,726	(530)	183	2,495	18,014
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(136,258)	3,985	(2,147)	(212)	(42,317)	48,863

Net Increase (Decrease) in Net Assets Resulting from Operations	(44,998)	90,590	(526)	2,003	(36,774)	69,536

Distributions(1):
Net investment income:
Institutional Class Shares	(42,716)	(13,911)	(1,134)	(1,873)	(2,564)	(2,597)
Investor Class Shares	(54,296)	(36,770)	(103)	(210)	(50)	(52)
Class C Shares	n/a	n/a	(7)	(15)	—	—
Class D Shares	(5,779)	(2,451)	n/a	n/a	n/a	n/a
Return of capital:
Institutional Class Shares	—	—	(368)	(489)	—	—
Investor Class Shares	—	—	(36)	(59)	—	—
Class C Shares	n/a	n/a	(3)	(6)	—	—
Class D Shares	—	—	n/a	n/a	n/a	n/a

Total Distributions	(102,791)	(53,132)	(1,651)	(2,652)	(2,614)	(2,649)

Capital Share Transactions(2):
Institutional Class Shares:
Shares issued	90,579	122,851	7,687	7,470	14,267	18,884
Shares reinvested	38,690	12,243	378	523	1,519	1,602
Shares redeemed	(132,360)	(65,503)	(14,175)	(9,149)	(27,417)	(59,459)

Net Institutional Class Shares Transactions	(3,091)	69,591	(6,110)	(1,156)	(11,631)	(38,973)

Investor Class Shares:
Shares issued	38,743	104,283	1,060	475	376	796
Shares reinevsted	48,495	33,437	98	193	45	48
Shares redeemed	(250,610)	(311,277)	(2,484)	(1,751)	(1,760)	(2,717)

Net Investor Class Shares Transactions	(163,372)	(173,557)	(1,326)	(1,083)	(1,339)	(1,873)

Class C Shares:
Shares issued	n/a	n/a	—	25	3	—
Shares reinevsted	n/a	n/a	8	18	—	—
Shares redeemed	n/a	n/a	(180)	(337)	(23)	(36)

Net Class C Shares Transactions	n/a	n/a	(172)	(294)	(20)	(36)

Class D Shares:
Shares issued	2,696	2,840	n/a	n/a	n/a	n/a
Shares reinevsted	5,536	2,325	n/a	n/a	n/a	n/a
Shares redeemed	(9,296)	(22,986)	n/a	n/a	n/a	n/a

Net Class D Shares Transactions	(1,064)	(17,821)	n/a	n/a	n/a	n/a

Total Increase (Decrease) in Net Assets from Capital Share Transactions	(167,527)	(121,787)	(7,608)	(2,533)	(12,990)	(40,882)

Total Increase (Decrease) in Net Assets	(315,316)	(84,329)	(9,785)	(3,182)	(52,378)	26,005

Net Assets:
Beginning of year	696,063	780,392	52,475	55,657	278,447	252,442

End of year(3)	$380,747	$696,063	$42,690	$52,475	$226,069	$278,447

“n/a” designates that the Fund does not offer this class.

(1)	Current year presentation of distributions conform with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (see Note 10).
(2)	For shares issued, reinvested and redeemed, see Note 4 in the Notes to Financial Statements.
(3)

Includes undistributed (distributed in excess of) net investment income of $(747), $(565) and $(364), respectively, in 2018. The SEC eliminated the requirement to disclose undistributed net investment income on November 5, 2018.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (000) (continued)	For the years ended January 31

	Dynamic Asset Allocation Fund		International Small Cap Fund		Louisiana Tax-Free Income Fund		Microcap Fund
	2019	2018	2019	2018	2019	2018	2019	2018
Investment Activities:
Net investment income (loss)	$183	$53	$333	$111	$169	$192	$(93)	$(7)
Net realized gain (loss) from security transactions and foreign currency transactions	(594)	75	(971)	621	29	132	(150)	184
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(309)	438	(3,590)	3,022	(58)	(125)	(2,570)	1,380

Net Increase (Decrease) in Net Assets Resulting from Operations	(720)	566	(4,228)	3,754	140	199	(2,813)	1,557

Distributions(1):
Net investment income:
Institutional Class Shares	(182)	(52)	(477)	(290)	(106)	(118)	(409)	(244)
Investor Class Shares	(11)	(4)	(11)	(8)	(63)	(82)	(17)	(13)
Class C Shares	(3)	—	—	—	—	—	(1)	(1)

Total Distributions	(196)	(56)	(488)	(298)	(169)	(200)	(427)	(258)

Capital Share Transactions(2):
Institutional Class Shares:
Shares issued	7,867	3,382	7,314	6,605	693	581	5,950	6,104
Shares reinvested	52	14	271	49	16	15	396	241
Shares redeemed	(2,622)	(111)	(6,153)	(370)	(505)	(755)	(4,251)	(868)

Net Institutional Class Shares Transactions	5,297	3,285	1,432	6,284	204	(159)	2,095	5,477

Investor Class Shares:
Shares issued	270	79	80	103	107	189	66	71
Shares reinvested	10	4	11	8	51	71	17	13
Shares redeemed	(79)	(248)	(109)	(138)	(676)	(669)	(110)	(215)

Net Investor Class Shares Transactions	201	(165)	(18)	(27)	(518)	(409)	(27)	(131)

Class C Shares:
Shares issued	26	6	—	—	—	17	3	—
Shares reinevsted	1	—	—	—	—	—	1	1
Shares redeemed	(9)	(35)	—	—	—	—	(6)	(1)

Net Class C Shares Transactions	18	(29)	—	—	—	17	(2)	—

Total Increase (Decrease) in Net Assets from Capital Share Transactions	5,516	3,091	1,414	6,257	(314)	(551)	2,066	5,346

Total Increase (Decrease) in Net Assets	4,600	3,601	(3,302)	9,713	(343)	(552)	(1,174)	6,645

Net Assets:
Beginning of year	6,347	2,746	18,395	8,682	6,677	7,229	14,947	8,302

End of year(3)	$10,947	$6,347	$15,093	$18,395	$6,334	$6,677	$13,773	$14,947

(1)	Current year presentation of distributions conform with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (see Note 10).
(2)	For shares issued, reinvested and redeemed, see Note 4 in the Notes to Financial Statements.
(3)

Includes undistributed (distributed in excess of) net investment income of $(13), $(250), $- and $(36), respectively, in 2018. The SEC eliminated the requirement to disclose undistributed net investment income on November 5, 2018.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (000) (concluded)

	Mississippi Tax-Free Income Fund		Quantitative Long/Short Fund		U.S. Small Cap Fund
	2019	2018	2019	2018	2019	2018
Investment Activities:
Net investment income (loss)	$348	$408	$893	$229	$(75)	$31
Net realized gain (loss) from investments (including securities sold short)	54	183	6,895	7,569	1,083	(691)
Net change in unrealized appreciation (depreciation) on investments (including securities sold short)	(163)	(213)	(16,026)	8,643	(7,063)	2,863

Net Increase (Decrease) in Net Assets Resulting from Operations	239	378	(8,238)	16,441	(6,055)	2,203

Distributions(1):
Net investment income:
Institutional Class Shares	(234)	(248)	(8,595)	(1,688)	(1,462)	(15)
Investor Class Shares	(111)	(160)	(1,118)	(435)	(61)	—
Class C Shares	(1)	(1)	(182)	(52)	(4)	—

Total Distributions	(346)	(409)	(9,895)	(2,175)	(1,527)	(15)

Capital Share Transactions(2):
Institutional Class Shares:
Shares issued	714	1,284	29,913	41,909	8,704	21,143
Shares reinvested	4	6	7,306	1,593	1,438	5
Shares redeemed	(637)	(308)	(48,774)	(12,612)	(12,552)	(4,709)

Net Institutional Class Shares Transactions	81	982	(11,555)	30,890	(2,410)	16,439

Investor Class Shares:
Shares issued	226	555	7,677	13,430	1,183	853
Shares reinvested	92	138	1,067	422	61	—
Shares redeemed	(2,245)	(1,511)	(11,863)	(56,536)	(1,458)	(531)

Net Investor Class Shares Transactions	(1,927)	(818)	(3,119)	(42,684)	(214)	322

Class C Shares:
Shares issued	—	10	174	766	3	—
Shares reinevsted	1	1	173	48	4	—
Shares redeemed	—	(10)	(1,051)	(1,488)	(92)	(40)

Net Class C Shares Transactions	1	1	(704)	(674)	(85)	(40)

Total Increase (Decrease) in Net Assets from Capital Share Transactions	(1,845)	165	(15,378)	(12,468)	(2,709)	16,721

Total Increase (Decrease) in Net Assets	(1,952)	134	(33,511)	1,798	(10,291)	18,909

Net Assets:
Beginning of year	14,605	14,471	165,254	163,456	33,519	14,610

End of year(3)	$12,653	$14,605	$131,743	$165,254	$23,228	$33,519

(1)	Current year presentation of distributions conform with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (see Note 10).
(2)	For shares issued, reinvested and redeemed, see Note 4 in the Notes to Financial Statements.
(3)

Includes undistributed (distributed in excess of) net investment income of $1, $133 and $(35), respectively, in 2018. The SEC eliminated the requirement to disclose undistributed net investment income on November 5, 2018.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

This page intentionally left blank.

Financial Highlights

For a Share Outstanding Throughout the Year or Period

For the year or period ended January 31,

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)†		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period
Burkenroad Small Cap Fund
INSTITUTIONAL CLASS SHARES
2019	$69.46	$0.59		$(8.01)	$(7.42)	$(0.65)	$(14.15)	$(14.80)	$47.24
2018	65.95	0.08		8.94	9.02	—	(5.51)	(5.51)	69.46
2017*	57.19	0.09		8.67	8.76	—	—	—	65.95
INVESTOR CLASS SHARES^
2019	$69.21	$0.40	(2)	$(7.87)	$(7.47)	$(0.49)	$(14.15)	$(14.64)	$47.10
2018	65.83	(0.03	)(2)	8.92	8.89	—	(5.51)	(5.51)	69.21
2017	51.65	(0.02)		14.20	14.18	—	—	—	65.83
2016	54.22	0.00		(2.15)	(2.15)	—	(0.42)	(0.42)	51.65
2015	55.57	(0.11)		(0.04)	(0.15)	—	(1.20)	(1.20)	54.22
CLASS D SHARES
2019	$66.64	$0.66		$(7.72)	$(7.06)	$(0.52)	$(14.15)	$(14.67)	$44.91
2018	63.69	(0.16)		8.62	8.46	—	(5.51)	(5.51)	66.64
2017	50.10	(0.16)		13.75	13.59	—	—	—	63.69
2016	52.74	(0.14)		(2.08)	(2.22)	—	(0.42)	(0.42)	50.10
2015	54.22	(0.25)		(0.03)	(0.28)	—	(1.20)	(1.20)	52.74

(1)	Portfolio turnover is for the Fund for the fiscal year.
(2)	For the years ended January 31, the amounts includes a reimbursement for payments of prior years’ shareholder servicing fees as follows:

	Net Investment Income Per Share	Net Investment Income Ratio	Total Return
INVESTOR CLASS SHARES
2018	$0.03	0.04%	0.05%
2019	$0.04	0.06%	0.06%
CLASS D SHARES
2019	$0.31	0.43%	0.46%
^	Class name changed from Class A Shares to Investor Class Shares, effective May 31, 2016.
*	Commenced operations on May 31, 2016. Ratios for the period have been annualized.
†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charges. Sales charges were eliminated effective May 31, 2016. Total return is for the period indicated and has not been annualized.

Amounts designated as “—” represent less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2019

Total Return††		Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Recaptured)	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

(7.97)%		$161,260	1.15%	1.17%	0.88%		31%
13.79		228,272	1.15	1.17	0.12		50
15.32		150,676	1.14	1.14	0.22		38 (1)

(8.10	)%(2)	$197,852	1.35%	1.37%	0.61	%(2)	31%
13.61	(2)	437,070	1.35	1.37	(0.04	)(2)	50
27.45		582,849	1.39	1.39	(0.03)		38
(4.01)		629,950	1.37	1.37	0.01		39
(0.34)		691,396	1.35	1.35	(0.18)		53

(7.79	)%(2)	$21,635	1.40%	1.42%	1.04	%(2)	31%
13.40		30,721	1.52	1.53	(0.25)		50
27.13		46,867	1.64	1.64	(0.28)		38
(4.25)		55,168	1.62	1.62	(0.26)		39
(0.59)		51,225	1.60	1.60	(0.44)		53

Financial Highlights (continued)

For a Share Outstanding Throughout the Year

For the year ended January 31,

	Net Asset Value, Beginning of Year	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Dividends
Diversified Income Fund
INSTITUTIONAL CLASS SHARES
2019	$13.21	$0.57	$(0.66)	$(0.09)	$(0.33)	$(0.11)	$—	$(0.44)
2018	13.37	0.49	(0.01)	0.48	(0.51)	(0.13)	—	(0.64)
2017	12.56	0.51	0.92	1.43	(0.47)	(0.15)	—	(0.62)
2016	14.79	0.64	(2.05)	(1.41)	(0.73)	(0.09)	—	(0.82)
2015	15.49	0.56	(0.32)	0.24	(0.66)	(0.18)	(0.10)	(0.94)
INVESTOR CLASS SHARES^
2019	$13.19	$0.53	$(0.65)	$(0.12)	$(0.31)	$(0.11)	$—	$(0.42)
2018	13.35	0.45	(0.01)	0.44	(0.47)	(0.13)	—	(0.60)
2017	12.54	0.46	0.93	1.39	(0.42)	(0.16)	—	(0.58)
2016	14.78	0.60	(2.04)	(1.44)	(0.72)	(0.08)	—	(0.80)
2015	15.50	0.55	(0.36)	0.19	(0.65)	(0.16)	(0.10)	(0.91)
CLASS C SHARES
2019	$13.16	$0.43	$(0.64)	$(0.21)	$(0.24)	$(0.11)	$—	$(0.35)
2018	13.32	0.34	—	0.34	(0.37)	(0.13)	—	(0.50)
2017	12.51	0.36	0.93	1.29	(0.34)	(0.14)	—	(0.48)
2016	14.77	0.49	(2.04)	(1.55)	(0.63)	(0.08)	—	(0.71)
2015	15.48	0.42	(0.33)	0.09	(0.57)	(0.13)	(0.10)	(0.80)

^	Class name changed from Class A Shares to Investor Class Shares, effective May 31, 2016.
†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charges. Sales charges were eliminated effective May 31, 2016.

Amounts designated as “—” represents less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2019

Net Asset Value, End of Year	Total Return††	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Reimbursements)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$12.68	(0.62)%	$38,593	0.90%	1.08%	4.43%	69%
13.21	3.64	46,668	0.90	1.07	3.64	59
13.37	11.56	48,405	0.90	1.04	3.84	83
12.56	(9.90)	40,448	0.90	1.00	4.56	77
14.79	1.37	52,046	0.90	0.99	3.56	77

$12.65	(0.89)%	$3,846	1.15%	1.33%	4.13%	69%
13.19	3.38	5,367	1.15	1.32	3.38	59
13.35	11.29	6,514	1.15	1.28	3.50	83
12.54	(10.11)	8,557	1.15	1.25	4.28	77
14.78	1.08	12,563	1.15	1.24	3.47	77

$12.60	(1.61)%	$251	1.90%	2.08%	3.34%	69%
13.16	2.61	440	1.90	2.07	2.58	59
13.32	10.47	738	1.90	2.03	2.75	83
12.51	(10.85)	1,118	1.90	2.00	3.53	77
14.77	0.43	1,556	1.90	2.00	2.66	77

Financial Highlights (continued)

For a Share Outstanding Throughout the Year

For the year ended January 31,

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)†		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year
Diversified International Fund
INSTITUTIONAL CLASS SHARES
2019	$26.41	$0.30		$(3.88)	$(3.58)	$(0.27)	$—	$(0.27)	$22.56
2018	20.61	0.23		5.81	6.04	(0.24)	—	(0.24)	26.41
2017	17.57	0.22		3.05	3.27	(0.23)	—	(0.23)	20.61
2016	21.02	0.23		(3.42)	(3.19)	(0.26)	—	(0.26)	17.57
2015	21.55	0.19		(0.54)	(0.35)	(0.18)	—	(0.18)	21.02
INVESTOR CLASS SHARES^
2019	$26.42	$0.26	(1)	$(3.84)	$(3.58)	$(0.21)	$—	$(0.21)	$22.63
2018	20.62	0.18		5.79	5.97	(0.17)	—	(0.17)	26.42
2017	17.56	0.21		3.00	3.21	(0.15)	—	(0.15)	20.62
2016	20.94	0.22		(3.45)	(3.23)	(0.15)	—	(0.15)	17.56
2015	21.47	0.14		(0.55)	(0.41)	(0.12)	—	(0.12)	20.94
CLASS C SHARES
2019	$25.72	$0.07	(1)	$(3.72)	$(3.65)	$—	$—	$—	$22.07
2018	20.09	—		5.63	5.63	—	—	—	25.72
2017	17.12	0.02		2.98	3.00	(0.03)	—	(0.03)	20.09
2016	20.41	0.03		(3.31)	(3.28)	(0.01)	—	(0.01)	17.12
2015	20.97	(0.04)		(0.52)	(0.56)	—	—	—	20.41

(1)	For the year ended January 31, 2019, the amount includes a reimbursement for payments of prior years’ shareholder servicing fees as follows:

	Net Investment Income Per Share	Net Investment Income Ratio	Total Return
INVESTOR CLASS SHARES	$0.03	0.13%	0.12%
CLASS C SHARES	$0.03	0.13%	0.12%
^	Class name changed from Class A Shares to Investor Class Shares, effective May 31, 2016.
†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charge. Sales charges were eliminated effective May 31, 2016.

Amounts designated as “—” represent less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2019

Total Return††		Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Recaptured)	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

(13.48)%		$220,490	1.27%	1.27%	1.26%		10%
29.35		270,452	1.28	1.28	0.99		16
18.67		244,532	1.26	1.26	1.17		29
(15.27)		290,492	1.24	1.24	1.09		15
(1.66)		439,801	1.20	1.20	0.83		21

(13.50	)%(1)	$5,496	1.47%	1.47%	1.08	%(1)	10%
29.00		7,875	1.53	1.53	0.77		16
18.32		7,782	1.51	1.51	1.08		29
(15.50)		14,295	1.49	1.49	1.05		15
(1.93)		44,232	1.45	1.45	0.61		21

(14.19	)%(1)	$83	2.27%	2.27%	0.30	%(1)	10%
28.02		120	2.28	2.28	0.01		16
17.51		128	2.26	2.26	0.13		29
(15.27)		114	1.24	1.24	1.09		15
(2.67)		197	2.20	2.20	(0.19)		21

Financial Highlights (continued)

For a Share Outstanding Throughout the Year or Period

For the year or period ended January 31,

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period
Dynamic Asset Allocation Fund
INSTITUTIONAL CLASS SHARES
2019	$16.54	$0.31	$(1.61)	$(1.30)	$(0.28)	$—	$(0.28)	$14.96
2018	14.65	0.25	1.82	2.07	(0.18)	—	(0.18)	16.54
2017	12.83	0.06	1.86	1.92	(0.10)	—	(0.10)	14.65
2016*	15.00	0.06	(2.21)	(2.15)	(0.02)	—	(0.02)	12.83
INVESTOR CLASS SHARES^
2019	$16.53	$0.23	$(1.57)	$(1.34)	$(0.24)	$—	$(0.24)	$14.95
2018	14.64	0.14	1.88	2.02	(0.13)	—	(0.13)	16.53
2017	12.81	0.03	1.86	1.89	(0.06)	—	(0.06)	14.64
2016*	15.00	—	(2.18)	(2.18)	(0.01)	—	(0.01)	12.81
CLASS C SHARES
2019	$16.42	$0.11	$(1.55)	$(1.44)	$(0.12)	$—	$(0.12)	$14.86
2018	14.54	0.03	1.86	1.89	(0.01)	—	(0.01)	16.42
2017	12.77	(0.08)	1.85	1.77	—	—	—	14.54
2016*	15.00	(0.06)	(2.17)	(2.23)	—	—	—	12.77

*	Commenced operations May 29, 2015. Ratios for the period have been annualized.
^	Class name changed from Class A Shares to Investor Class Shares, effective May 31, 2016.
†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charges. Sales charges were eliminated effective May 31, 2016. Total return and portfolio turnover rates are for the period and have not been annualized.
(1)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

Amounts designated as “—” represents less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2019

Total Return††	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Recaptured Waivers	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate††

(7.78)%	$9,935	1.40	%(1)	1.37%	1.96%	310%
14.15	5,449	1.40		2.04	1.60	140
14.98	1,764	1.40		2.77	0.44	239
(14.31)	750	1.40		3.00	0.62	379

(8.04)%	$682	1.65	%(1)	1.63%	1.47%	310%
13.86	552	1.65		2.39	0.92	140
14.74	649	1.65		3.11	0.22	239
(14.54)	604	1.65		2.99	(0.04)	379

(8.71)%	$330	2.40	%(1)	2.38%	0.72%	310%
13.04	346	2.40		3.13	0.20	140
13.86	333	2.40		3.88	(0.60)	239
(14.87)	364	2.40		3.77	(0.63)	379

Financial Highlights (continued)

For a Share Outstanding Throughout the Year or Period

For the year or period ended January 31,

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period
International Small Cap Fund
INSTITUTIONAL CLASS SHARES
2019	$18.54	$0.30	$(3.85)	$(3.55)	$(0.23)	$(0.23)	$(0.46)	$14.53
2018	14.16	0.14	4.56	4.70	(0.32)	—	(0.32)	18.54
2017	13.47	0.16	0.74	0.90	(0.21)	—	(0.21)	14.16
2016*	15.00	(0.03)	(1.49)	(1.52)	(0.01)	—	(0.01)	13.47
INVESTOR CLASS SHARES^
2019	$18.53	$0.25	$(3.83)	$(3.58)	$(0.18)	$(0.23)	$(0.41)	$14.54
2018	14.16	0.12	4.53	4.65	(0.28)	—	(0.28)	18.53
2017	13.46	0.15	0.72	0.87	(0.17)	—	(0.17)	14.16
2016*	15.00	(0.05)	(1.49)	(1.54)	—	—	—	13.46
CLASS C SHARES
2019	$18.49	$0.27	$(3.83)	$(3.56)	$(0.25)	$(0.23)	$(0.48)	$14.45
2018	14.08	0.10	4.54	4.64	(0.23)	—	(0.23)	18.49
2017	13.39	0.03	0.74	0.77	(0.08)	—	(0.08)	14.08
2016*	15.00	(0.13)	(1.48)	(1.61)	—	—	—	13.39

*	Commenced operations May 29, 2015. Ratios for the period have been annualized.
^	Class name changed from Class A Shares to Investor Class Shares, effective May 31, 2016.
†	Per share data calculated using average shares method.
††

Total return excludes applicable sales charges. Sales charges were eliminated effective May 31, 2016. Total return and portfolio turnover rates are for the period indicated and have not been annualized.

(1)	Ratio reflects the impact of the low level of average net assets. Under normal asset levels, the ratio of expenses to average net assets would have been 2.55%.

Amounts designated as “—” represents less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2019

Total Return††	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

(18.93)%	$14,699	1.55%		1.57%	1.81%	86%
33.27	17,866	1.55		1.71	0.85	64
6.77	8,259	1.55		1.87	1.19	88
(10.12)	7,102	1.55		2.27	(0.30)	29

(19.10)%	$394	1.80%		1.81%	1.55%	86%
32.87	529	1.80		1.96	0.73	64
6.50	423	1.80		2.10	1.09	88
(10.27)	582	1.80		2.55	(0.55)	29

(19.02)%	$—	1.69	%(1)	1.68%	1.64%	86%
32.97	—	1.81	(1)	1.81	0.62	64
5.74	—	2.55		2.84	0.25	88
(10.73)	3	2.55		12.35	(1.37)	29

Financial Highlights (continued)

For a Share Outstanding Throughout the Year

For the year ended January 31,

	Net Asset Value, Beginning of Year	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year
Louisiana Tax-Free Income Fund
INSTITUTIONAL CLASS SHARES
2019	$16.77	$0.45	$(0.07)	$0.38	$(0.45)	$—	$(0.45)	$16.70
2018	16.79	0.47	—	0.47	(0.49)	—	(0.49)	16.77
2017	17.29	0.49	(0.49)	—	(0.50)	—	(0.50)	16.79
2016	17.37	0.51	(0.08)	0.43	(0.51)	—	(0.51)	17.29
2015	15.66	0.51	1.72	2.23	(0.52)	—	(0.52)	17.37
INVESTOR CLASS SHARES^
2019	$16.77	$0.41	$(0.07)	$0.34	$(0.41)	$—	$(0.41)	$16.70
2018	16.78	0.42	0.01	0.43	(0.44)	—	(0.44)	16.77
2017	17.28	0.44	(0.49)	(0.05)	(0.45)	—	(0.45)	16.78
2016	17.37	0.47	(0.09)	0.38	(0.47)	—	(0.47)	17.28
2015	15.65	0.47	1.73	2.20	(0.48)	—	(0.48)	17.37
CLASS C SHARES
2019	$16.94	$0.29	$(0.03)	$0.26	$(0.29)	$—	$(0.29)	$16.91
2018	16.88	0.31	0.17	0.48	(0.42)	—	(0.42)	16.94
2017	17.29	0.61	(0.53)	0.08	(0.49)	—	(0.49)	16.88
2016	17.36	0.35	0.05	0.40	(0.47)	—	(0.47)	17.29
2015	15.65	0.35	1.81	2.16	(0.45)	—	(0.45)	17.36

(1)	Ratio reflects the impact of the low level of average net assets. Under normal asset levels, the ratio of expenses of average net assets would have been 1.75%
^	Class name changed from Class A Shares to Investor Class Shares, effective May 31, 2016.
†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charges. Sales charges were eliminated effective May 31, 2016.

Amounts designated as “—” represents less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2019

Total Return††	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Recaptured)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

2.31%	$3,969	0.75%		1.62%	2.70%	24%
2.80	3,781	0.75		1.53	2.74	27
(0.06)	3,939	0.75		1.38	2.84	5
2.56	4,902	0.75		1.32	2.99	16
14.43	5,137	0.75		1.34	3.09	19

2.10%	$2,348	0.96%		1.82%	2.49%	24%
2.60	2,879	1.00		1.78	2.49	27
(0.31)	3,290	1.00		1.63	2.58	5
2.25	4,740	1.00		1.57	2.74	16
14.21	5,341	1.00		1.59	2.85	19

1.55%	$17	1.71	%(1)	2.58%	1.75%	24%
2.85	17	1.71	(1)	2.52	1.82	27
0.45	—	0.04	(1)	0.06	3.55	5
2.39	—	1.55	(1)	2.12	2.03	16
13.98	29	1.75		2.36	2.07	19

Financial Highlights (continued)

For a Share Outstanding Throughout the Year or Period

For the year or period ended January 31,

	Net Asset Value, Beginning of Period	Net Investment Loss†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period
Microcap Fund
INSTITUTIONAL CLASS SHARES
2019	$19.28	$(0.10)	$(2.76)	$(2.86)	$(0.01)	$(0.47)	$(0.48)	$15.94
2018	17.26	(0.01)	2.39	2.38	—	(0.36)	(0.36)	19.28
2017	13.72	0.04	3.54	3.58	(0.04)	—	(0.04)	17.26
2016*	15.00	(0.04)	(1.24)	(1.28)	—	—	—	13.72
INVESTOR CLASS SHARES^
2019	$19.19	$(0.15)	$(2.73)	$(2.88)	$—	$(0.47)	$(0.47)	$15.84
2018	17.23	(0.05)	2.37	2.32	—	(0.36)	(0.36)	19.19
2017	13.70	—	3.53	3.53	—	—	—	17.23
2016*	15.00	(0.06)	(1.24)	(1.30)	—	—	—	13.70
CLASS C SHARES
2019	$18.80	$(0.28)	$(2.66)	$(2.94)	$—	$(0.47)	$(0.47)	$15.39
2018	17.01	(0.18)	2.33	2.15	—	(0.36)	(0.36)	18.80
2017	13.63	(0.11)	3.49	3.38	—	—	—	17.01
2016*	15.00	(0.13)	(1.24)	(1.37)	—	—	—	13.63

*	Commenced operations May 29, 2015. Ratios for the period have been annualized.
^	Class name changed from Class A Shares to Investor Class Shares, effective May 31, 2016.
†	Per share data calculated using average shares method.
††

Total return excludes applicable sales charges. Sales charges were eliminated effective May 31, 2016. Total return and portfolio turnover rates are for the period indicated and have not been annualized.

(1)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

Amounts designated as “—” represents less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2019

Total Return††	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Recaptured)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

(14.55)%	$13,158	1.50	%(1)	1.47%	(0.55)%	143%
13.77	14,167	1.50		1.59	(0.05)	116
26.11	7,476	1.50		1.85	0.28	153
(8.53)	4,491	1.50		2.48	(0.39)	153

(14.73)%	$574	1.75	%(1)	1.72%	(0.80)%	143%
13.44	729	1.75		1.84	(0.26)	116
25.77	780	1.75		2.11	(0.02)	153
(8.67)	969	1.75		2.70	(0.62)	153

(15.36)%	$41	2.50	%(1)	2.47%	(1.55)%	143%
12.61	51	2.50		2.59	(1.02)	116
24.80	46	2.50		2.85	(0.75)	153
(9.13)	50	2.50		3.90	(1.32)	153

Financial Highlights (continued)

For a Share Outstanding Throughout the Year

For the year ended January 31,

	Net Asset Value, Beginning of Year	Net Investment Income†		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year
Mississippi Tax-Free Income Fund
INSTITUTIONAL CLASS SHARES
2019	$16.18	$0.42		$(0.10)	$0.32	$(0.42)	$—	$(0.42)	$16.08
2018	16.21	0.46		(0.03)	0.43	(0.46)	—	(0.46)	16.18
2017	16.86	0.46		(0.63)	(0.17)	(0.48)	—	(0.48)	16.21
2016	17.01	0.49		(0.15)	0.34	(0.49)	—	(0.49)	16.86
2015	15.51	0.50		1.51	2.01	(0.51)	—	(0.51)	17.01
INVESTOR CLASS SHARES^
2019	$16.18	$0.39	(2)	$(0.08)	$0.31	$(0.39)	$—	$(0.39)	$16.10
2018	16.21	0.42		(0.03)	0.39	(0.42)	—	(0.42)	16.18
2017	16.87	0.42		(0.65)	(0.23)	(0.43)	—	(0.43)	16.21
2016	17.01	0.45		(0.14)	0.31	(0.45)	—	(0.45)	16.87
2015	15.51	0.46		1.51	1.97	(0.47)	—	(0.47)	17.01
CLASS C SHARES
2019	$16.20	$0.26	(2)	$(0.09)	$0.17	$(0.26)	$—	$(0.26)	$16.11
2018	16.24	0.30		(0.04)	0.26	(0.30)	—	(0.30)	16.20
2017	16.89	0.29		(0.63)	(0.34)	(0.31)	—	(0.31)	16.24
2016	17.01	0.32		(0.13)	0.19	(0.31)	—	(0.31)	16.89
2015	15.51	0.62		1.39	2.01	(0.51)	—	(0.51)	17.01

^	Class name changed from Class A Shares to Investor Class Shares, effective May 31, 2016.
†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charges. Sales charges were eliminated effective May 31, 2016.
(1)

Ratio reflects the impact of the initial low level of average net assets associated with commencement of operations. Under normal asset levels, the ratio of expenses to average Net Assets would have been 1.75%

(2)	For the year ended January 31, 2019, the amount includes a reimbursement for payments of prior years’ shareholder servicing fees as follows:

	Net Investment Income Per Share	Net Investment Income Ratio	Total Return
INVESTOR CLASS SHARES	$0.00	0.02%	0.02%
CLASS C SHARES	$0.00	0.00%	0.00%

Amounts designated as “—” represents less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2019

Total Return††		Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Reimbursements)	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

2.03%		$8,856	0.75%	1.20%	2.61%		40%
2.68		8,829	0.75	1.17	2.82		17
(1.09)		7,877	0.75	1.11	2.73		1
2.11		7,931	0.75	1.10	2.97		6
13.15		8,580	0.75	1.04	3.07		3

1.96	%(2)	$3,765	0.94%	1.38%	2.42	%(2)	40%
2.42		5,744	1.00	1.42	2.57		17
(1.40)		6,563	1.00	1.36	2.48		1
1.91		8,409	1.00	1.35	2.72		6
12.86		10,493	1.00	1.29	2.82		3

1.06	%(2)	$32	1.75%	2.20%	1.61	%(2)	40%
1.61		32	1.75	2.17	1.82		17
(2.09)		31	1.75	2.11	1.74		1
1.14		32	1.75	2.07	1.98		6
13.15		—	— (1)	—	3.79		3

Financial Highlights (continued)

For a Share Outstanding Throughout the Year

For the year ended January 31,

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)†		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year
Quantitative Long/Short Fund
INSTITUTIONAL CLASS SHARES
2019	$19.97	$0.12		$(1.24)	$(1.12)	$(0.10)	$(1.27)	$(1.37)	$17.48
2018	18.23	0.03		1.97	2.00	—	(0.26)	(0.26)	19.97
2017	17.15	0.03		1.05	1.08	—	—	—	18.23
2016	17.87	(0.09)		(0.18)	(0.27)	—	(0.45)	(0.45)	17.15
2015	17.06	(0.01)		1.83	1.82	—	(1.01)	(1.01)	17.87
INVESTOR CLASS SHARES^
2019	$19.54	$0.10	(3)	$(1.24)	$(1.14)	$(0.07)	$(1.27)	$(1.34)	$17.06
2018	17.82	0.03	(3)	1.95	1.98	—	(0.26)	(0.26)	19.54
2017	16.81	(0.01)		1.02	1.01	—	—	—	17.82
2016	17.57	(0.13)		(0.18)	(0.31)	—	(0.45)	(0.45)	16.81
2015	16.83	(0.04)		1.79	1.75	—	(1.01)	(1.01)	17.57
CLASS C SHARES
2019	$17.91	$(0.05	)(3)	$(1.11)	$(1.16)	$—	$(1.27)	$(1.27)	$15.48
2018	16.53	(0.14)		1.78	1.64	—	(0.26)	(0.26)	17.91
2017	15.71	(0.13)		0.95	0.82	—	—	—	16.53
2016	16.58	(0.25)		(0.17)	(0.42)	—	(0.45)	(0.45)	15.71
2015	16.04	(0.17)		1.72	1.55	—	(1.01)	(1.01)	16.58

(1)

Expense ratio includes the advisory fee at the annual rate of 1.20% of the Fund’s average daily net assets and a performance fee adjustment, if applicable, that increases/decreases the total fee +0.40%/-0.40%. The effective advisory fee rate for the years ended January 31, 2017, 2016, 2015 and 2014 was 0.92%, 1.15%, 0.84% and 0.96%, respectively. Expense limitations are applied before giving effect to performance incentive adjustments. Effective June 1, 2017, the performance fee adjustment was discontinued. The effective advisory fee rate from February 1, 2017 through June 1, 2017 was 0.77%.

(2)

Expense ratio includes interest and dividend expense related to short sales. Excluding such interest and dividend expense, the ratio of expenses to average net assets for the years or periods presented would be:

	Institutional Class Shares	Investor Class Shares	Class C Shares
2019	1.07%	1.22%	2.02%
2018	1.04%	1.24%	2.04%
2017	1.13%	1.40%	2.14%
2016	1.35%	1.63%	2.40%
2015	1.07%	1.31%	2.08%
(3)	For the years ended January 31, the amounts include a reimbursement for payments of prior years’ shareholder servicing fees as follows:

	Net Investment Income Per Share	Net Investment Income Ratio	Total Return
INVESTOR CLASS SHARES
2018	$0.05	0.18%	0.26%
2019	$0.00	0.02%	0.02%
CLASS C SHARES
2019	$0.01	0.07%	0.07%
^	Class name changed from Class A Shares to Investor Class Shares, effective May 31, 2016.
†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charge. Sales charges were eliminated effective May 31, 2016.

Amounts designated as “—” represent less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2019

Total Return††		Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets(1)(2)	Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Recaptured)	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

(5.21)%		$114,494	1.20%	1.20%	0.64%		84%
11.04		141,821	1.14	1.14	0.18		104
6.30		100,557	1.26	1.26	0.18		126
(1.59)		78,415	1.64	1.64	(0.47)		159
10.59		64,494	1.47	1.47	(0.03)		151

(5.42	)%(3)	$14,875	1.35%	1.35%	0.51	%(3)	84%
11.18	(3)	19,994	1.34	1.34	0.15	(3)	104
6.01		59,079	1.53	1.53	(0.06)		126
(1.85)		75,436	1.92	1.92	(0.74)		159
10.32		42,614	1.70	1.70	(0.25)		151

(6.06	)%(3)	$2,374	2.15%	2.15%	(0.31	)%(3)	84%
9.99		3,439	2.14	2.14	(0.82)		104
5.22		3,820	2.27	2.27	(0.82)		126
(2.63)		3,817	2.69	2.69	(1.50)		159
9.58		1,458	2.47	2.47	(1.04)		151

Financial Highlights (concluded)

For a Share Outstanding Throughout the Year

For the year or ended January 31,

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Losses	Total Dividends and Distributions	Net Asset Value, End of Year
U.S. Small Cap Fund
INSTITUTIONAL CLASS SHARES
2019	$19.57	$(0.04)	$(3.31)	$(3.35)	$(0.01)	$(0.91)	$(0.92)	$15.30
2018	18.25	0.02	1.31	1.33	(0.01)	—	(0.01)	19.57
2017	14.41	0.07	3.88	3.95	(0.11)	—	(0.11)	18.25
2016	14.50	0.03	(0.09)	(0.06)	(0.03)	—	(0.03)	14.41
2015	14.32	0.04	0.15	0.19	(0.01)	—	(0.01)	14.50
INVESTOR CLASS SHARES^
2019	$19.48	$(0.08)	$(3.29)	$(3.37)	$—	$(0.91)	$(0.91)	$15.20
2018	18.20	(0.02)	1.30	1.28	—	—	—	19.48
2017	14.37	0.02	3.88	3.90	(0.07)	—	(0.07)	18.20
2016	14.47	(0.01)	(0.09)	(0.10)	—	—	—	14.37
2015	14.32	(0.02)	0.17	0.15	—	—	—	14.47
CLASS C SHARES
2019	$18.99	$(0.21)	$(3.20)	$(3.41)	$—	$(0.91)	$(0.91)	$14.67
2018	17.89	(0.15)	1.25	1.10	—	—	—	18.99
2017	14.17	(0.09)	3.81	3.72	—	—	—	17.89
2016	14.38	(0.11)	(0.10)	(0.21)	—	—	—	14.17
2015	14.32	(0.12)	0.18	0.06	—	—	—	14.38

^	Class name changed from Class A Shares to Investor Class Shares, effective May 31, 2016.
†	Per share data calculated using average shares method.
††

Total return excludes applicable sales charges. Sales charges were eliminated effective May 31, 2016. Total return and portfolio turnover rates are for the period indicated and have not been annualized.

(1)	Ratio reflects the impact of the low level of average net assets. Under normal asset levels, ratios would have been 2.10%.

Amounts designated as “—” represent less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2019

Total Return††	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Reimbursements)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate††

(16.49)%	$22,156	1.10%	1.14%	(0.23)%	113%
7.28	31,856	1.10	1.18	0.12	78
27.41	13,343	1.10	1.33	0.42	82
(0.45)	9,454	1.10	1.44	0.15	61
1.32	6,704	1.10	2.18	0.27	71

(16.67)%	$1,025	1.35%	1.39%	(0.46)%	113%
7.03	1,507	1.35	1.43	(0.10)	78
27.10	1,082	1.35	1.58	0.13	82
(0.69)	1,232	1.35	1.71	(0.10)	61
1.05	1,489	1.35	4.63	(0.14)	71

(17.32)%	$47	2.10%	2.14%	(1.18)%	113%
6.15	156	2.10	2.18	(0.85)	78
26.25	185	2.10	2.33	(0.56)	82
(1.46)	130	2.07 (1)	2.46	(0.76)	61
0.42	138	2.10	4.78	(0.85)	71

Notes to Financial Statements

1.	Organization:

The Advisors’ Inner Circle Fund II (the “Trust”) was organized as a Massachusetts business trust under a Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company with 28 funds. The financial statements included herein relate to the Trust’s Hancock Horizon Family of Funds. The Hancock Horizon Family of Funds includes the Hancock Horizon Burkenroad Small Cap Fund (the “Burkenroad Small Cap Fund”), the Hancock Horizon Diversified Income Fund (the “Diversified Income Fund”), the Hancock Horizon Diversified International Fund (the “Diversified International Fund”), the Hancock Horizon Dynamic Asset Allocation Fund (the “Dynamic Asset Allocation Fund”), the Hancock Horizon International Small Cap Fund (the “International Small Cap Fund”), the Hancock Horizon Louisiana Tax-Free Income Fund (the “Louisiana Tax-Free Income Fund”), the Hancock Horizon Microcap Fund (the “Microcap Fund”), the Hancock Horizon Mississippi Tax-Free Income Fund (the “Mississippi Tax-Free Income Fund”), the Hancock Horizon Quantitative Long/Short Fund (the “Quantitative Long/Short Fund”) and the Hancock Horizon U.S. Small Cap Fund (the “U.S. Small Cap Fund”) (each a “Fund” and collectively the “Funds”). Each Fund, except for the Louisiana Tax-Free Income Fund and the Mississippi Tax-Free Income Fund, is diversified. The Louisiana Tax-Free Income Fund and the Mississippi Tax-Free Income Fund are non-diversified. The financial statements of the remaining funds in the Trust are presented separately. The assets of each Fund of the Trust are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.

Effective May 31, 2016, Class A Shares were redesignated as Investor Class Shares. The share class name had no impact on the Funds’ operations or investment policy.

2.	Significant Accounting Policies:

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The Funds are investment companies in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidelines for investment companies.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation – Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the

January 31, 2019

Trusts’ fair value procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: a security’s trading has been halted or suspended; a security has been de-listed from a national exchange; a security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or a security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Fair valued securities, if applicable, are identified in the Schedules of Investments.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If Horizon Advisers (the “Adviser”) or a sub-adviser of the Funds becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Funds’ Administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser if a Fund is holding a relevant security that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

The Diversified International Fund and International Small Cap Fund use MarkIt Fair Value. (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities held by the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values the non-U.S. securities in its portfolio that exceed the applicable “confidence interval”

Notes to Financial Statements (continued)

based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts the Administrator and may request that a meeting of the Committee be held.

If a local market in which the Diversified International Fund or International Small Cap Fund owns securities is closed for one or more days, the Funds shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above. As of January 31, 2019, the Diversified International Fund valued certain securities in accordance with the procedures described above. As of January 31, 2019, for the International Small Cap Fund, no securities were valued in accordance with the procedures described above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•	Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Federal Income Taxes – It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended January 31, 2019, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended January 31, 2019, the Funds did not incur any interest or penalties.

Security Transactions and Related Income – Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Dividend income and expense is recognized on the ex-dividend date and interest income and

January 31, 2019

expense is recognized on an accrual basis. Purchase discounts and premiums on debt securities are accreted and amortized to maturity and are included in interest income. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

The Diversified International Fund and the International Small Cap Fund may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

Investments in REITs – Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Foreign Currency Translation – The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the closing rate on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized gains and losses on investments and net change in unrealized appreciation (depreciation) on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Short Sales – The Quantitative Long/Short Fund engages in short sales (selling securities it does not own) as a part of its normal investment activities. When the Fund sells a security short, it borrows the security from a third party and sells it at the then current market price. The Fund is then obligated to buy the security on a later date so that it can return the security to the lender. Short positions may be used either to hedge long positions or may be used speculatively to seek positive returns in instances where the Adviser believes a security’s price will decline. The Fund will either realize a profit or incur a loss from a short position, depending on whether the value of the underlying stock decreases or increases, respectively, between the time it is sold and when the Fund replaces the borrowed security. Because the market price of the security sold short could increase without limit, the Fund could be subject to a theoretically unlimited loss.

In accordance with the terms of its prime brokerage agreement, the Fund may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Fund records these prime broker charges on a net basis as interest income or prime broker interest expense. In addition, the Fund is required to pay the lender any dividends declared on short positions. Such amounts are recorded on the ex-dividend date as dividends expense on securities sold short.

Short sales are collateralized by cash deposits with the counterparty broker, Goldman, Sachs & Co., and pledged securities held at the custodian, U.S. Bank, N.A. The collateral required is determined daily by reference to the market value of the short positions. Please refer to the Quantitative Long/Short Fund’s Statement of Asset and Liabilities regarding deposits held/due to prime broker.

The Fund is required to maintain margin cash balances at the prime broker sufficient to satisfy its short sales positions on a

Notes to Financial Statements (continued)

daily basis. The Fund is charged interest expense at the Fed Open Rate plus 150 basis points on the amount of any shortfall in the required cash margin.

The Fund had prime brokerage borrowings throughout the year ended January 31, 2019 as follows:

Maximum Amount Borrowed	Average Outstanding Balance	Effective Interest Rate Paid	Interest Paid
$1,253,637	$440,243	2.30%	$9,974

Expenses – Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Classes of Shares – Class-specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class-specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared and paid monthly for the Diversified Income Fund, the Louisiana Tax-Free Income Fund and the Mississippi Tax-Free Income Fund, and declared and paid annually for the Burkenroad Small Cap Fund, the Diversified International Fund, the Dynamic Asset Allocation Fund, the International Small Cap Fund, the Microcap Fund, the Quantitative Long/Short Fund and the U.S. Small Cap Fund. Net realized gains on sales of securities, if any, are distributed to shareholders at least annually.

3.	Agreements and other Transactions with Affiliates:

Advisory Agreement

Horizon Advisers (the “Adviser”) is an unincorporated division of Whitney Bank and serves as the investment adviser to the Funds. Whitney Bank, which uses the trade name Hancock Bank, is part of Hancock Holding Company’s family of companies. Hancock Holding Company and its family of companies, including Whitney Bank, are collectively known as “Hancock”. For its services, the Adviser is entitled to a fee that is calculated daily and paid monthly at an annual rate based on the average daily net assets of each Fund as follows:

Assets	Burkenroad Small Cap Fund	Diversified Income Fund	Diversified International Fund	Dynamic Asset Allocation Fund	International Small Cap Fund
$0 - $100 million	n/a	n/a	1.00%	n/a	n/a
Over $100 million	n/a	n/a	0.90%	n/a	n/a
$0 - $500 million	0.95%	0.70%	n/a	0.70%	1.10%
$500 million - $1 billion	0.90%	0.65%	n/a	0.65%	1.05%
Over $1 billion	0.85%	0.60%	n/a	0.60%	1.00%

Assets	Louisiana Tax-Free Income Fund	Microcap Fund	Mississippi Tax-Free Income Fund	Quantitative Long/Short Fund(1)	U.S. Small Cap Fund
$0 - $500 million	0.60%	1.00%	0.60%	0.80%	0.80%
$500 million - $1 billion	0.55%	0.95%	0.55%	0.75%	0.75%
Over $1 billion	0.50%	0.90%	0.50%	0.70%	0.70%

“n/a” designates asset tier not applicable.

(1)

Effective June 1, 2017, the performance fee adjustment was discontinued. Prior to June 1, 2017, the advisory fee paid to the Adviser for providing services to the Quantitative Long/Short Fund consisted of a basic annual fee rate of 1.20% of the Fund’s average daily net assets for the first $500 million in assets, 1.15% of the Fund’s average daily net assets for the next $500 million in assets, and 1.10% of the Fund’s average daily net assets for assets over $1 billion (the “Basic Fee”), and a potential performance adjustment (“Performance Adjustment”) of 0.40% of the Fund’s average daily net assets during the 12-month period ending on each monthly Performance Adjustment calculation date (a “Performance Period”). The Performance Adjustment was subtracted from the Basic Fee if the Fund’s Institutional Class Shares underperformed the S&P Composite 1500 Index by 200 basis points or more during a Performance Period, and was added to the Basic Fee if the Fund’s Institutional Class Shares outperformed the S&P Composite 1500 Index by 200 basis points or more during a Performance Period. Because the Performance Adjustment was based on the performance of the Fund relative to the performance of the S&P Composite 1500 Index, the Adviser could receive a positive Performance Adjustment even during Performance Periods when the Fund’s performance was negative.

The Adviser has agreed to waive all or a portion of its fee so that the total annual expenses (excluding interest, dividend expenses, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) of each Fund will not exceed the following as a percentage of average net assets:

	Burkenroad Small Cap Fund*	Diversified Income Fund*	Diversified International Fund*	Dynamic Asset Allocation Fund*	International Small Cap Fund*
Institutional Class Shares	1.15%	0.90%	1.50%	1.40%	1.55%
Investor Class Shares	1.40%	1.15%	1.75%	1.65%	1.80%
Class C Shares	n/a	1.90%	2.50%	2.40%	2.55%
Class D Shares	1.65%	n/a	n/a	n/a	n/a

January 31, 2019

	Louisiana Tax-Free Income Fund*	Microcap Fund*	Mississippi Tax-Free Income Fund*	Quantitative Long/ Short Fund*		U.S. Small Cap Fund*
Institutional Class Shares	0.75%	1.50%	0.75%	1.70%	(1)	1.10%
Investor Class Shares	1.00%	1.75%	1.00%	1.95%	(1)	1.35%
Class C Shares	1.75%	2.50%	1.75%	2.70%	(1)	2.10%

“n/a” designates that the Fund does not offer this class.

*	The Adviser has contractually agreed to waive fees and reimburse expenses through May 31, 2019.
(1)

Prior to June 1, 2017, the Adviser had contractually agreed to reduce fees and reimburse expenses to the extent necessary in order to keep the Net Expenses (excluding interest, dividend expenses, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses), before giving effect to any performance incentive adjustment, from exceeding 1.70%, 1.95%, and 2.70% of the Fund’s average daily net assets of the Institutional Class, Investor Class and Class C Shares, respectively, until May 2018 (the “Expense Limits”). Since the Expense Limits were applied before giving effect to performance incentive adjustments, the percentages shown as Net Expenses for each class of shares may be up to 0.40% higher or lower than the Expense Limit for that class because Net Expenses reflect performance incentive adjustments, if any.

The Adviser may seek reimbursement for Advisory Fees waived or limited and other expenses paid by the Adviser during the preceding three-year period, pursuant to the Expense Limitation Agreement. Reimbursement by a Fund of the Advisory Fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement may be made when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of each Fund to exceed the total operating expense limitation. During the year ended January 31, 2019, the Adviser recaptured previously waived/reimbursed fees of $2,518 for the Dynamic Asset Allocation Fund and $4,051 for the Microcap Fund.

As of January 31, 2019, fees previously waived and reimbursed by the Adviser which may be subject to possible future reimbursement are as follows:

Fiscal Year	Subject to Repayment until July 31:	Burkenroad Small Cap Fund	Diversified Income Fund	Dynamic Asset Allocation Fund	International Small Cap Fund
2017	2020	$—	$78,178	$29,420	$26,919
2018	2021	129,813	97,526	25,490	21,258
2019	2022	113,253	88,018	—	3,281

	Total	$243,066	$263,722	$54,910	$51,458

Fiscal Year	Subject to Repayment until July 31:	Louisiana Tax-Free Income Fund	Microcap Fund	Mississippi Tax-Free Income Fund	U.S. Small Cap Fund
2017	2020	$54,749	$19,680	$58,697	$30,209
2018	2021	56,425	11,002	62,871	22,744
2019	2022	55,900	—	61,032	14,250

	Total	$167,074	$30,682	$182,600	$67,203

The Adviser oversees EARNEST Partners, LLC (“EARNEST” or the “Sub-Adviser”), the sub-adviser to the Diversified International Fund, and GlobeFlex Capital, L.P. (“GlobeFlex” or the “Sub-Adviser” and, together with EARNEST, the “Sub-Advisers”), the sub-adviser to the International Small Cap Fund, to ensure compliance with the investment policies and guidelines of each Fund, and monitors each Sub-Adviser’s adherence to its investment style. The Adviser pays EARNEST out of the advisory fee it receives from the Diversified International Fund and pays GlobeFlex out of the advisory fee it receives from the International Small Cap Fund. The Board supervises the Adviser and the Sub-Advisers and establishes policies that the Adviser and Sub-Advisers must follow in their management activities.

Administration Agreement

SEI Investments Global Funds Services (the “Administrator”) is the Administrator of the Trust. SEI Investments Management Corporation (“SEI Investments”), a wholly owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Administrator.

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services to the Funds. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average

Notes to Financial Statements (continued)

daily net assets of the Funds. For the year ended January 31, 2019, the Funds were charged as follows for these services:

Fund Name	Administration Fee Charged
Burkenroad Small Cap Fund	$456,952
Diversified Income Fund	39,713
Diversified International Fund	197,607
Dynamic Asset Allocation Fund	7,932
International Small Cap Fund	14,963
Louisiana Tax-Free Income Fund	5,229
Microcap Fund	13,457
Mississippi Tax-Free Income Fund	11,068
Quantitative Long/Short Fund	118,734
U.S. Small Cap Fund	24,679

Transfer Agent and Custodian Agreement

Hancock serves as the transfer agent and dividend disbursing agent for the Funds. For providing these services, Hancock is paid an annual fee of $12,000 for each class of each Fund and 0.0175% of the average daily net assets of the Funds.

Hancock Bank serves as custodian to the Funds (except for the Quantitative Long/Short Fund), and for such services is paid an annual fee from the Funds’ assets of 0.03% of each Fund’s average daily net assets, subject to a minimum of $250 per month per Fund.

U.S. Bank serves as custodian to the Quantitative Long/Short Fund and for such services is paid an annual fee based on the Fund’s average daily net assets. BNY Mellon serves as sub-custodian to the Diversified International Fund, and for such services is paid an annual fee based on the Fund’s average daily net assets.

Distribution Agreement

The Trust and SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments Company, have entered into a distribution agreement. As provided in the distribution agreement and the distribution plan, the Trust will be charged a fee based upon the average daily net assets of the Funds.

The following table summarizes the agreement:

	Burkenroad Small Cap Fund	Diversified Income Fund	Diversified International Fund	Dynamic Asset Allocation Fund	International Small Cap Fund
Institutional Class Shares	—	—	—	—	—
Investor Class Shares	—	—	—	—	—
Class C Shares	n/a	0.75%	0.75%	0.75%	0.75%
Class D Shares	0.25%	n/a	n/a	n/a	n/a

	Louisiana Tax-Free Income Fund	Microcap Fund	Mississippi Tax-Free Income Fund	Quantitative Long/Short Fund	U.S. Small Cap Fund
Institutional Class Shares	—	—	—	—	—
Investor Class Shares	—	—	—	—	—
Class C Shares	0.75%	0.75%	0.75%	0.75%	0.75%

“—” designates that no fees are charged to this class.

“n/a” designates that the Fund does not offer this class.

To the extent that the applicable shares are held through Hancock or any of its affiliates providing custodian, brokerage or investment-related services, including Hancock Investment Securities, Inc., those entities may receive the distribution and servicing fees, payable from the Funds’ assets, applicable to that class of shares. During the year ended January 31, 2019, Hancock Investment Securities, Inc. received distribution fees in the amount of $5,505 for the Burkenroad Small Cap Fund.

The Trust has adopted a shareholder servicing plan pursuant to which a shareholder servicing fee will be charged based upon the average daily net assets of the Funds.

The following table summarizes the agreement:

	Burkenroad Small Cap Fund	Diversified Income Fund	Diversified International Fund	Dynamic Asset Allocation Fund	International Small Cap Fund
Institutional Class Shares	—	—	—	—	—
Investor Class Shares	0.25%	0.25%	0.25%	0.25%	0.25%
Class C Shares	n/a	0.25%	0.25%	0.25%	0.25%
Class D Shares	0.25%	n/a	n/a	n/a	n/a

January 31, 2019

	Louisiana Tax-Free Income Fund	Microcap Fund	Mississippi Tax-Free Income Fund	Quantitative Long/ Short Fund	U.S. Small Cap Fund
Institutional Class Shares	—	—	—	—	—
Investor Class Shares	0.25%	0.25%	0.25%	0.25%	0.25%
Class C Shares	0.25%	0.25%	0.25%	0.25%	0.25%

“—” designates that no fees are charged to this class.

“n/a” designates that the Fund does not offer this class.

To the extent that the applicable shares are held through Hancock or any of its affiliates providing custodial, brokerage or investment-related services, including Hancock Investment Services, Inc., those entities may receive shareholder servicing fees, payable from the Funds’ assets, applicable to that class of shares. During the year ended January 31, 2019, Hancock Investment Securities, Inc. received shareholder servicing fees in the amount of $5,505 for the Burkenroad Small Cap Fund.

Other

Certain officers and a trustee of the Trust are also officers of the Administrator and/or the Distributor. Such officers and trustee are paid no fees by the Trust for serving as officers of the Trust.

The services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

During the year ended January 31, 2019, the Burkenroad Small Cap Fund, the Diversified International Fund, the Mississippi Tax-Free Income Fund and the Quantitative Long/Short Fund were reimbursed for payments of prior years’ shareholder servicing fees in the amounts of $290,296, $8,255, $997 and $4,448, respectively. These amounts were reimbursed by the Adviser and are included in Other income on the Statements of Operations.

Notes to Financial Statements (continued)

4.	Share Transactions:

Shares issued, reinvested and redeemed for the Funds were as follows (000):

For the year ended January 31, 2019 and the year ended January 31, 2018.

	Burkenroad Small Cap Fund		Diversified Income Fund		Diversified International Fund		Dynamic Asset Allocation Fund
	2019	2018	2019	2018	2019	2018	2019	2018
Institutional Class Shares:
Shares issued	1,426	1,791	598	558	622	787	501	216
Shares reinvested	910	179	29	39	73	64	3	1
Shares redeemed	(2,210)	(968)	(1,116)	(685)	(1,165)	(2,473)	(170)	(7)

Total Institutional Class Shares Transactions	126	1,002	(489)	(88)	(470)	(1,622)	334	210

Investor Class Shares:
Shares issued	590	1,545	82	36	16	34	17	5
Shares reinvested	1,148	490	8	14	2	2	1	—
Shares redeemed	(3,853)	(4,573)	(193)	(131)	(73)	(115)	(5)	(16)

Total Investor Class Shares Transactions	(2,115)	(2,538)	(103)	(81)	(55)	(79)	13	(11)

Class C Shares:
Shares issued	n/a	n/a	—	2	—	—	2	—
Shares reinvested	n/a	n/a	1	1	—	—	—	—
Shares redeemed	n/a	n/a	(14)	(25)	(1)	(2)	(1)	(2)

Total Class C Shares Transactions	n/a	n/a	(13)	(22)	(1)	(2)	1	(2)

Class D Shares:
Shares issued	41	44	n/a	n/a	n/a	n/a	n/a	n/a
Shares reinvested	137	35	n/a	n/a	n/a	n/a	n/a	n/a
Shares redeemed	(157)	(354)	n/a	n/a	n/a	n/a	n/a	n/a

Total Class D Shares Transactions	21	(275)	n/a	n/a	n/a	n/a	n/a	n/a

Net Change in Capital Shares	(1,968)	(1,811)	(605)	(191)	(526)	(1,703)	348	197

“n/a” designates that the Fund does not offer this class.

Amounts designated as “—” are 0 shares or have been rounded to 0 shares.

January 31, 2019

	International Small Cap Fund		Louisiana Tax-Free Income Fund		Microcap Fund
	2019	2018	2019	2018	2019	2018
Institutional Class Shares:
Shares issued	443	401	42	34	319	338
Shares reinvested	20	3	1	1	28	12
Shares redeemed	(415)	(23)	(30)	(44)	(257)	(49)

Total Institutional Class Shares Transactions	48	381	13	(9)	90	301

Investor Class Shares:
Shares issued	5	7	6	11	3	4
Shares reinvested	1	—	3	4	1	1
Shares redeemed	(8)	(8)	(40)	(40)	(6)	(12)

Total Investor Class Shares Transactions	(2)	(1)	(31)	(25)	(2)	(7)

Class C Shares:
Shares issued	—	—	—	1	—	—
Shares reinvested	—	—	—	—	—	—
Shares redeemed	—	—	—	—	—	—

Total Class C Shares Transactions	—	—	—	1	—	—

Net Change in Capital Shares	46	380	(18)	(33)	88	294

	Mississippi Tax-Free Income Fund		Quantitative Long/Short Fund		U.S. Small Cap Fund
	2019	2018	2019	2018	2019	2018
Institutional Class Shares:
Shares issued	45	78	1,537	2,169	502	1,152
Shares reinvested	—	1	439	82	107	—
Shares redeemed	(40)	(19)	(2,526)	(666)	(789)	(256)

Total Institutional Class Shares Transactions	5	60	(550)	1,585	(180)	896

Investor Class Shares:
Shares issued	14	34	405	730	66	47
Shares reinvested	6	8	66	22	4	—
Shares redeemed	(141)	(92)	(622)	(3,043)	(80)	(29)

Total Investor Class Shares Transactions	(121)	(50)	(151)	(2,291)	(10)	18

Class C Shares:
Shares issued	—	1	10	45	—	—
Shares reinvested	—	—	12	3	—	—
Shares redeemed	—	(1)	(61)	(87)	(5)	(2)

Total Class C Shares Transactions	—	—	(39)	(39)	(5)	(2)

Net Change in Capital Shares	(116)	10	(740)	(745)	(195)	912

Amounts designated as “—” are 0 shares or have been rounded to 0 shares.

Notes to Financial Statements (continued)

5.	Investment Transactions:

The cost of security purchases and the proceeds from the sales and maturities of securities, other than short-term investments, for the year ended January 31, 2019 were as follows:

	Burkenroad Small Cap Fund (000)	Diversified Income Fund (000)	Diversified International Fund (000)	Dynamic Asset Allocation Fund (000)	International Small Cap Fund (000)
Cost of Security Purchases
U.S. Government Securities	$—	$—	$—	$—	$—
Other	169,965	30,704	23,663	34,141	16,289

Proceeds from Sales and Maturities
U.S. Government Securities	$—	$—	$—	$—	$—
Other	426,661	40,764	31,158	28,757	14,918

	Louisiana Tax-Free Income Fund (000)	Microcap Fund (000)	Mississippi Tax-Free Income Fund (000)	Quantitative Long/Short Fund (000)	U.S. Small Cap Fund (000)
Cost of Security Purchases
U.S. Government Securities	$—	$—	$—	$—	$—
Other	1,485	23,946	5,296	85,373	33,778

Proceeds from Sales and Maturities
U.S. Government Securities	$—	$—	$—	$—	$—
Other	2,423	22,908	6,774	97,262	38,815

6.	Federal Tax Information:

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to undistributed net investment income/(accumulated loss), paid-in capital or accumulated net realized gain/(loss), as appropriate, in the period that the differences arise.

Each of the Funds has a tax year that ends on April 30. The following tax disclosure is representative as of April 30, 2018, except for the tax character of distributions and Federal tax cost and aggregate tax gross unrealized appreciation and depreciation on investments, which are representative as of January 31, 2019 with tax basis adjustments as of April 30, 2018.

January 31, 2019

Permanent book and tax differences resulted in the following reclassifications. These differences are due to dividends on short sales, foreign currency transactions, partnership, net operating loss and return of capital distributions as of April 30, 2018 and January 31, 2019. These reclassifications had no impact on the net assets or net asset value of the Funds. Accordingly, the following reclassifications have been made to/from the following accounts (000):

	Distributable (Earnings/Loss)	Additional Paid-In Capital
Burkenroad Small Cap Fund	$126	$(126)
Dynamic Asset Allocation Fund	4	(4)

The tax character of dividends and distributions declared during the years ended January 31, 2019 and January 31, 2018 was as follows (000):

	Ordinary Income		Long-Term Capital Gain		Tax-Exempt		Return of Capital		Totals
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018
Burkenroad Small Cap Fund	$4,743	$—	$98,048	$53,132	$—	$—	$—	$—	$102,791	$53,132
Diversified Income Fund	1,244	2,098	—	—	—	—	407	554	1,651	2,652
Diversified International Fund	2,614	2,649	—	—	—	—	—	—	2,614	2,649
Dynamic Asset Allocation Fund	196	56	—	—	—	—	—	—	196	56
International Small Cap Fund	240	298	248	—	—	—	—	—	488	298
Louisiana Tax-Free Income Fund	4	4	—	—	165	196	—	—	169	200
Microcap Fund	10	—	417	258	—	—	—	—	427	258
Mississippi Tax-Free Income Fund	7	8	—	—	339	401	—	—	346	409
Quantitative Long/Short Fund	809	—	9,086	2,175	—	—	—	—	9,895	2,175
U.S. Small Cap Fund	14	15	1,513	—	—	—	—	—	1,527	15

Amounts are as of fiscal year end, tax character will be determined upon the Funds’ tax year end April 30th.

Amounts designated as “—” are either $0 or have been rounded to $0.

Notes to Financial Statements (continued)

As of April 30, 2018, the components of distributable earnings (accumulated losses) on a tax basis were as follows (000):

	Burkenroad Small Cap Fund	Diversified Income Fund	Diversified International Fund	Dynamic Asset Allocation Fund	International Small Cap Fund
Undistributed ordinary income	$—	$—	$1,298	$—	$51
Undistributed long-term capital gain	65,361	—	—	—	248
Unrealized appreciation (depreciation)	198,120	221	72,315	220	1,960
Capital Loss Carryforward	—	(9,094)	(3,226)	(247)	—
Late-Year Loss Deferral	(494)	—	—	—	—
Other temporary differences	—	(16)	—	—	—

Total distributable earnings (accumulated losses)	$262,987	$(8,889)	$70,387	$(27)	$2,259

	Louisiana Tax-Free Income Fund	Microcap Fund	Mississippi Tax-Free Income Fund	Quantitative Long/Short Fund	U.S. Small Cap Fund
Undistributed ordinary income	$—	$28	$—	$379	$14
Undistributed tax-exempt	1	—	3	—	—
Undistributed long-term capital gain	—	389	—	6,197	—
Unrealized appreciation (depreciation)	—	1,822	(18)	17,064	2,492
Capital Loss Carryforward	(200)	—	(517)	—	(886)
Late-Year Loss Deferral	—	—	—	—	—
Other temporary differences	17	—	—	—	—

Total distributable earnings (accumulated losses)	$(182)	$2,239	$(532)	$23,640	$1,620

Deferred Late-Year Losses represent ordinary losses realized on investment transactions from January 1, 2018 through April 30, 2018 and specified losses realized on investment transactions from November 1, 2017 through April 30, 2018, that, in accordance with Federal income tax regulations, the Fund defers and treats as having arisen in the following fiscal year.

During the year ended April 30, 2018, the, Diversified International Fund, Dynamic Asset Allocation Fund, International Small Cap Fund, Louisiana Tax-Free Income Fund and Mississippi Tax-Free Income Fund utilized capital loss carryforwards to offset realized capital gains in the amount (000) of $17,788, $12, $840, $143 and $308, respectively.

Under the Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of April 30, 2018, the following Funds have capital loss carryforwards to offset capital gains for an unlimited period (000):

	Short-Term	Long-Term	Total Capital Loss Carryforwards
Diversified Income Fund	$6,822	$2,272	$9,094
Diversified International Fund	—	3,226	3,226
Dynamic Asset Allocation Fund	247	—	247
Louisiana Tax-Free Income Fund	169	31	200
Mississippi Tax-Free Income Fund	140	377	517
U.S. Small Cap Fund	886	—	886

January 31, 2019

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments (excluding securities sold short and foreign currency) held by the Funds at January 31, 2019 were as follows:

	Federal Tax Cost (000)	Aggregate Gross Unrealized Appreciation (000)	Aggregate Gross Unrealized Depreciation (000)	Net Unrealized Appreciation (Depreciation) (000)
Burkenroad Small Cap Fund	$278,554	$123,824	$(20,469)	$103,355
Diversified Income Fund	43,810	1,445	(1,775)	(330)
Diversified International Fund	176,602	55,086	(6,912)	48,174
Dynamic Asset Allocation Fund	10,909	239	(8)	231
International Small Cap Fund	15,038	974	(1,120)	(146)
Louisiana Tax-Free Income Fund	6,179	110	(23)	87
Microcap Fund	13,913	1,188	(1,503)	(315)
Mississippi Tax-Free Income Fund	12,380	220	(71)	149
Quantitative Long/Short Fund	122,446	13,529	(4,052)	9,477
U.S. Small Cap Fund	24,715	2,030	(3,650)	(1,620)

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on securities sold short held by the Quantitative Long/Short Fund at January 31, 2019 was as follows:

	Federal Tax Cost (000)	Aggregate Gross Unrealized Appreciation (000)	Aggregate Gross Unrealized Depreciation (000)	Net Unrealized Appreciation (Depreciation) (000)
Quantitative Long/Short Fund	$(11,903)	$440	$(570)	$(130)

Notes to Financial Statements (continued)

7.	Other:

On January 31, 2019, the number of shareholders below held the following percentage of the outstanding shares of the Funds.

	Number of Shareholders	% of Outstanding Shares
Burkenroad Small Cap Fund, Institutional Class	3	41
Burkenroad Small Cap Fund, Investor Class	2	37
Burkenroad Small Cap Fund, Class D	1	18
Diversified Income Fund, Institutional Class	2	83
Diversified Income Fund, Investor Class	2	33
Diversified Income Fund, Class C	5	72
Diversified International Fund, Institutional Class	4	90
Diversified International Fund, Investor Class	—	—
Diversified International Fund, Class C	3	33
Dynamic Asset Allocation Fund, Institutional Class	3	99
Dynamic Asset Allocation Fund, Investor Class	3	66
Dynamic Asset Allocation Fund, Class C	2	71
International Small Cap Fund, Institutional Class	2	91
International Small Cap Fund, Investor Class	—	—
International Small Cap Fund, Class C	2	100
Louisiana Tax-Free Income Fund, Institutional Class	2	93
Louisiana Tax-Free Income Fund, Investor Class	3	48
Louisiana Tax-Free Income Fund, Class C	1	99
Microcap Fund, Institutional Class	2	96
Microcap Fund, Investor Class	1	35
Microcap Fund, Class C	5	94
Mississippi Tax-Free Income Fund, Institutional Class	1	98
Mississippi Tax-Free Income Fund, Investor Class	—	—
Mississippi Tax-Free Income Fund, Class C	1	99
Quantitative Long/Short Fund, Institutional Class	3	58
Quantitative Long/Short Fund, Investor Class	1	39
Quantitative Long/Short Fund, Class C	1	32
U.S. Small Cap Fund, Institutional Class	3	88
U.S. Small Cap Fund, Investor Class	1	68
U.S. Small Cap Fund, Class C	4	91

These shareholders are comprised of omnibus accounts, which are held on behalf of various individual shareholders.

8.	Indemnifications:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on the Trust’s experience, the risk of loss from such claims is considered remote.

9.	Concentration of Risks:

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC, or any government agency. The principal risks affecting shareholders’ investments in the Fund are set forth below:

Municipal Securities Risk (Louisiana Tax-Free Income Fund and Mississippi Tax-Free Income Fund) – Because the Louisiana Tax-Free Income Fund and Mississippi Tax-Free Income Fund primarily purchases municipal bonds, the Funds are more susceptible to adverse economic, political or regulatory changes that may impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund’s securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer’s ability to levy and collect taxes.

The Fund’s concentration of investments in securities of issuers located in Louisiana or Mississippi subjects the Fund to economic conditions and government policies within that state. As a result, the Fund will be more susceptible to factors that adversely affect issuers of Louisiana or Mississippi obligations than a mutual fund that does not have as great a concentration in Louisiana or Mississippi. As with Louisiana or Mississippi municipal securities, events in any of the U.S. territories where the Fund is invested may affect the Fund’s investments and its performance.

The Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, higher education, housing industrial development, transportation or pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

January 31, 2019

Income from municipal obligations could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities or non-compliant conduct of bond issuers. A portion of the Fund’s income may be taxable to shareholders subject to the federal alternative minimum tax.

Fixed Income Securities Risk (Louisiana Tax-Free Income Fund, Mississippi Tax-Free Income Fund and Diversified Income Fund) – The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows. The volatility of lower-rated securities is even greater than that of higher-rated securities. Interest rate risk is generally greater for fixed income securities with longer maturities or duration.

The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment grade security is more likely to pay interest and repay principal than an issuer of a lower-rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

High Yield Securities Risk (Louisiana Tax-Free Income Fund, Mississippi Tax-Free Income Fund and Diversified Income Fund) – High yield, or “junk,” bonds are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. Compared with investment grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. Market developments and the financial condition of the issuer of these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment grade debt securities. Insufficient liquidity in the non-investment grade bond market may make it more difficult to dispose of non-investment grade bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value non-investment grade bonds accurately.

Investment in Other Investment Companies Risk (Diversified Income Fund, Diversified International Fund, Louisiana Tax-Free Income Fund and Mississippi Tax-Free Income Fund) – To the extent the Fund invests in other investment companies, such as ETFs, closed-end funds and other mutual funds, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund’s investment could decline, which could adversely affect the Fund’s performance. By investing in another investment company, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. The Fund does not intend to invest in other investment companies unless the Adviser believes that the potential benefits of the investment justify the payment of any additional fees or expenses. Federal securities laws impose limitations on the Fund’s ability to invest in other investment companies.

Because closed-end funds and ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares may trade at a discount or premium to their net asset value. Investments in closed-end funds and ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, because the value of closed-end funds and ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect Fund performance.

Notes to Financial Statements (continued)

Non-Diversification Risk (Louisiana Tax-Free Income Fund and Mississippi Tax-Free Income Fund) – Because the Fund is nondiversified, it may be more susceptible to a single adverse economic or political occurrence affecting one or more of the issuers, and may experience increased volatility due to its investments in those securities.

Equity Risk (Burkenroad Small Cap Fund, Diversified Income Fund, Diversified International Fund, International Small Cap Fund, Microcap Fund, Quantitative Long/Short Fund and U.S. Small Cap Fund) – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund’s securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Small- and Mid-Capitalization Company Risk (Burkenroad Small Cap Fund, Diversified Income Fund, International Small Cap Fund, Quantitative Long/Short Fund and U.S. Small Cap Fund) – The mid- and small-capitalization companies the Fund may invest in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium and small-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid- and small-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Mortgage-Backed Securities Risk (Diversified Income Fund) – The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore difficult to calculate how they will respond to changes in interest rates. The Fund may have to re-invest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

Asset-Backed Securities Risk (Diversified Income Fund) – Asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Some asset-backed securities present credit risks that are not presented by mortgage backed securities. This is because certain asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. Moreover, the value of the collateral may be insufficient to cover the principal amount of the obligation. Other asset-backed securities do not have the benefit of a security interest in collateral at all.

U.S. Government Securities Risk (Diversified Income Fund) – U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. As a result, investments in securities issued by the government sponsored agencies that are not backed by the U.S. Treasury are subject to higher credit risk than those that are.

Foreign Company Risk (Diversified Income Fund, Diversified International Fund and International Small Cap Fund) – Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. In addition, investments in foreign companies are generally denominated in a foreign currency, the value of which may be influenced by currency exchange rates and exchange control regulations. Changes in the value of a currency compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign

January 31, 2019

securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Emerging Markets Securities Risk (Diversified Income Fund and Diversified International Fund) – The Fund may invest in companies located or doing business in emerging market countries. An “emerging market” country is any country determined by the Adviser to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products than more developed countries. Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. Moreover, the currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

MLPs Risk (Diversified Income Fund) – MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additional risks of investing in a MLP also include those involved in investing in a partnership as opposed to a corporation, such as limited control of management, limited voting rights and tax risks. MLPs may be subject to state taxation in certain jurisdictions, which will have the effect of reducing the amount of income paid by the MLP to its investors.

REITs Risk (Burkenroad Small Cap Fund, Diversified Income Fund, Microcap Fund, Quantitative Long/Short Fund and U.S. Small Cap Fund) – REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: (i) declines in property values; (ii) increases in property taxes, operating expenses, interest rates or competition; (iii) overbuilding; (iv) zoning changes; and (v) losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses.

Bank Loans Risk (Diversified Income Fund) – The Fund may invest in bank loans through participations or assignments. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which they have purchased the participation. As a

Notes to Financial Statements (continued)

result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation.

When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan. Investments in unsecured bank loans are subject to a greater risk of loss than investments in bank loans secured by collateral.

Bank loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Short Sales Risk (Quantitative Long/Short Fund) – The Fund is also subject to short sales risk. Short sales are transactions in which the Fund sells a security it does not own. The Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Because the market price of the security sold short could increase without limit, the Fund could be subject to a theoretically unlimited loss. The risk of such price increases is the principal risk of engaging in short sales.

In addition, the Fund’s investment performance may suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. Moreover, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These expenses negatively impact the performance of the Fund. For example, when the Fund short sells an equity security that pays a dividend, it is obligated to pay the dividend on the security it has sold. However, a dividend paid on a security sold short generally reduces the market value of the shorted security and thus, increases the Fund’s unrealized gain or reduces the Fund’s unrealized loss on its short sale transaction. To the extent that the dividend that the Fund is obligated to pay is greater than the return earned by the Fund on investments, the performance of the Fund will be negatively impacted. Furthermore, the Fund may be required to pay a premium or interest to the lender of the security. The foregoing types of short sale expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund’s needs for immediate cash or other liquidity.

Derivatives Risk (Quantitative Long/Short Fund) – Derivatives are often more volatile than other investments and may magnify the Fund’s gains or losses. There are various factors that affect the Fund’s ability to achieve its investment objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its investment objective or to realize profits or limit losses.

Because derivative instruments may be purchased by the Fund for a fraction of the market value of the investments underlying such instruments, a relatively small price movement in the underlying investment may result in an immediate and substantial gain or loss to the Fund. Derivatives

January 31, 2019

are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it.

Portfolio Turnover Risk (Dynamic Asset Allocation Fund and Quantitative Long/Short Fund) – The Fund is subject to portfolio turnover risk since it may buy and sell investments frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

Regional Focus Risk (Burkenroad Small Cap Fund) – The Fund’s concentration of investments in securities of companies located or doing business in Alabama, Louisiana, Mississippi, Florida, Georgia and Texas subjects the Fund to economic conditions and government policies within those states. As a result, the Fund will be more susceptible to factors that adversely affect companies located or doing business in those states than a mutual fund that does not have as great a concentration in those states.

Asset Allocation Risk (Dynamic Asset Allocation Fund) – The Fund is subject to asset allocation risk, which is the risk that the Adviser’s allocation of the Fund’s assets among the various asset classes and selection of the Underlying ETFs will cause the Fund to underperform other funds with a similar investment objective and/or underperform the markets in which the Fund invests.

Underlying ETFs Investment Risk (Dynamic Asset Allocation Fund) – The Fund’s investments in Underlying ETFs will subject it to substantially the same risks as those associated with the direct ownership of the securities held by such Underlying ETFs. As a shareholder of an Underlying ETF, the Fund relies on the Underlying ETF to achieve its investment objective. If the Underlying ETF fails to achieve its objective, the value of the Fund’s investment could decline, which could adversely affect the Fund’s performance. By investing in an Underlying ETF, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the Underlying ETF, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations.

Because the value of the Underlying ETFs depends on the demand in the market, they may trade at a discount or premium to their net asset value and the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect Fund performance. Investments in Underlying ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund.

Before investing in the Fund, investors should assess the risks associated with the Underlying ETFs and the types of investments made, or tracked, by the Underlying ETFs. These risks include any combination of the risks described below, although the Fund’s exposure to a particular risk will depend on its allocations to the Underlying ETFs.

Equity Risk – Investments in common stocks are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response.

Foreign Company Risk – Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency, the value of which may be influenced by currency exchange rates and exchange control regulations. Changes in the value of a currency compared to the U.S. dollar may affect (positively or negatively) the value of foreign investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less

Notes to Financial Statements (continued)

publicly available information about foreign securities than is available about domestic securities. Income from foreign securities may be reduced by a withholding tax at the source, which tax would reduce income received from the securities. Foreign securities may also be more difficult to value than securities of U.S. issuers.

Emerging Markets Securities Risk – Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. Moreover, the currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Preferred Stocks Risk – Preferred stocks are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

Convertible Securities Risk – The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

Fixed Income Securities Risk – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise, and vice versa. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows. Interest rate risk is generally greater for lower-rated securities and securities with longer maturities or durations.

The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment grade security is more likely to pay interest and repay principal than an issuer of a lower-rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

High Yield Securities Risk – High yield, or “junk,” bonds are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. Compared with investment grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. Market developments and the financial condition of the issuer of these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment grade debt securities. Insufficient liquidity in the non-investment grade bond market may make it more difficult to dispose of non-investment grade bonds, and a lack of reliable, objective data or market quotations may make it more difficult to value non-investment grade bonds accurately.

January 31, 2019

U.S. Government Securities Risk – Investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

Foreign Sovereign Debt Securities Risk – The risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Municipal Securities Risk – Municipal securities are susceptible to adverse economic, political or regulatory changes that may impact the ability of municipal issuers to repay principal and to make interest payments. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer’s ability to levy and collect taxes. Mortgage-Backed Securities Risk – The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore difficult to calculate how they will respond to changes in interest rates. Prepaid amounts may have to be reinvested at lower interest rates.

Mortgage-Backed Securities Risk – The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore difficult to calculate how they will respond to changes in interest rates. Prepaid amounts may have to be reinvested at lower interest rates.

Asset-Backed Securities Risk – Asset-backed securities are subject to risks similar to those associated with mortgage backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Some asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because certain asset-backed securities do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. Moreover, the value of the collateral may be insufficient to cover the principal amount of the obligation. Other asset-backed securities do not have the benefit of a security interest in collateral at all.

Commodities Risk – The prices of physical commodities (such as energy, minerals, or agricultural products) may be affected by factors such as natural disasters, weather, and U.S. and international economic, political and regulatory developments. The prices of commodities can also fluctuate due to supply and demand disruptions in major producing or consuming regions, as well as temporary distortions in the commodities markets due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions.

REITs Risk – REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: (i) declines in property values; (ii) increases in property taxes, operating expenses, interest rates or competition; (iii) overbuilding; (iv) zoning changes; and (v) losses from casualty or condemnation.

Notes to Financial Statements (continued)

MLPs Risk – MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additional risks of investing in a MLP also include those involved in investing in a partnership as opposed 36 to a corporation, such as limited control of management, limited voting rights and tax risks. MLPs may be subject to state taxation in certain jurisdictions, which will have the effect of reducing the amount of income paid by the MLP to its investors.

Derivatives Risk – Derivatives are often more volatile than other investments and may magnify gains or losses. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives purchased or sold. The lack of a liquid secondary market for a derivative may prevent the closing of derivative positions and could adversely impact the ability to realize profits or limit losses. Because derivative instruments may be purchased for a fraction of the market value of the investments underlying such instruments, a relatively small price movement in the underlying investment may result in an immediate and substantial gain or loss. Derivatives are often more volatile than other investments and more can be lost from a derivative than the amount originally invested in it.

Micro-Capitalization Company Risk (Microcap Fund) – The micro-capitalization companies that the Fund invests in may be newly formed or in the early stages of development with limited product lines, markets or financial resources. Therefore, micro-capitalization companies may be less financially secure than large-, mid- or small-capitalization companies and may be more vulnerable to key personnel losses due to reliance on a smaller number of management personnel. In addition, there may be less public information available about these companies. Micro-capitalization stock prices may be more volatile than large-, mid- and small-capitalization companies and such stocks may be more thinly traded and thus difficult for the Fund to buy and sell in the market. Investing in micro-capitalization companies requires a longer term investment view and may not be appropriate for all investors. The Fund is also subject to the risk that the Fund’s particular investment style, which focuses on micro-capitalization stocks, may underperform other segments of the equity market or the equity market as a whole.

Call Risk – During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or “called”) by the issuer prior to maturity. This may cause a Fund’s average weighted maturity to fluctuate, and may require the Fund to invest the resulting proceeds at lower interest rates.

Credit Risk – The possibility that an issuer will be unable or unwilling to make timely payments of either principal or interest. Generally, the lower the credit quality of a security, the greater the perceived risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value.

10.	Regulatory Matters:

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Statements of Assets and Liabilities. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statements of Changes in Net Assets. The amounts presented in the current Statements of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately. The disaggregated amounts from the prior fiscal year are broken out below if there were both distributions from net investment income and realized capital gains. Otherwise, the amount on the current

January 31, 2019

Statements of Changes in Net Assets for the prior fiscal year end represents distributions of net investment income:

	Net Investment Income (000)	Net Realized Gains (000)	Total (000)
Burkenroad Small Cap Fund	$—	$53,132	$53,132
Diversified Income Fund	2,098	—	2,098
Diversified International Fund	2,649	—	2,649
Dynamic Asset Allocation Fund	56	—	56
International Small Cap Fund	298	—	298
Louisiana Tax-Free Income Fund	200	—	200
Microcap Fund	—	258	258
Mississippi Tax-Free Income Fund	409	—	409
Quantitative Long/Short Fund	—	2,175	2,175
U.S. Small Cap Fund	15	—	15

11.	New Accounting Pronouncements:

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

12.	Subsequent Events:

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements as of January 31, 2019.

Report of Independent Registered Public Accounting Firm	January 31, 2019

To the Shareholders of Hancock Horizon Burkenroad Small Cap Fund, Hancock Horizon Diversified Income Fund, Hancock Horizon Diversified International Fund, Hancock Horizon Dynamic Asset Allocation Fund, Hancock Horizon International Small Cap Fund, Hancock Horizon Louisiana Tax-Free Income Fund, Hancock Horizon Microcap Fund, Hancock Horizon Mississippi Tax-Free Income Fund, Hancock Horizon Quantitative Long/Short Fund and Hancock Horizon U.S. Small Cap Fund and the Board of Trustees of The Advisors’ Inner Circle Fund II

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Hancock Horizon Burkenroad Small Cap Fund, Hancock Horizon Diversified Income Fund, Hancock Horizon Diversified International Fund, Hancock Horizon Dynamic Asset Allocation Fund, Hancock Horizon International Small Cap Fund, Hancock Horizon Louisiana Tax-Free Income Fund, Hancock Horizon Microcap Fund, Hancock Horizon Mississippi Tax-Free Income Fund, Hancock Horizon Quantitative Long/Short Fund and Hancock Horizon U.S. Small Cap Fund (collectively referred to as the “Funds”) (ten of the funds constituting The Advisors’ Inner Circle Fund II (the “Trust”)), including the schedules of investments, as of January 31, 2019, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (ten of the funds constituting The Advisors’ Inner Circle Fund II) at January 31, 2019, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting The Advisors’ Inner Circle Funds II	Statements of operations	Statements of changes in net assets	Financial highlights

Hancock Horizon Burkenroad Small Cap Fund	For the year ended January 31, 2019	For each of the two years in the period ended January 31, 2019	For each of the five years in the period ended January 31, 2019

Hancock Horizon Diversified Income Fund	For the year ended January 31, 2019	For each of the two years in the period ended January 31, 2019	For each of the five years in the period ended January 31, 2019

Hancock Horizon Diversified International Fund	For the year ended January 31, 2019	For each of the two years in the period ended January 31, 2019	For each of the five years in the period ended January 31, 2019

Hancock Horizon Louisiana Tax-Free Income Fund	For the year ended January 31, 2019	For each of the two years in the period ended January 31, 2019	For each of the five years in the period ended January 31, 2019

Report of Independent Registered Public Accounting Firm	January 31, 2019

Individual fund constituting The Advisors’ Inner Circle Funds II	Statements of operations	Statements of changes in net assets	Financial highlights

Hancock Horizon Mississippi Tax-Free Income Fund	For the year ended January 31, 2019	For each of the two years in the period ended January 31, 2019	For each of the five years in the period ended January 31, 2019

Hancock Horizon Quantitative Long/Short Fund	For the year ended January 31, 2019	For each of the two years in the period ended January 31, 2019	For each of the five years in the period ended January 31, 2019

Hancock Horizon U.S. Small Cap Fund	For the year ended January 31, 2019	For each of the two years in the period ended January 31, 2019	For each of the five years in the period ended January 31, 2019

Hancock Horizon Dynamic Asset Allocation Fund	For the year ended January 31, 2019	For each of the two years in the period ended January 31, 2019	For each of the three years in the period ended January 31, 2019 and the period from May 29, 2015 (commencement of operations) through January 31, 2016

Hancock Horizon International Small Cap Fund	For the year ended January 31, 2019	For each of the two years in the period ended January 31, 2019	For each of the three years in the period ended January 31, 2019 and the period from May 29, 2015 (commencement of operations) through January 31, 2016

Hancock Horizon Microcap Fund	For the year ended January 31, 2019	For each of the two years in the period ended January 31, 2019	For each of the three years in the period ended January 31, 2019 and the period from May 29, 2015 (commencement of operations) through January 31, 2016

Report of Independent Registered Public Accounting Firm (concluded)

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2019, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Hancock Horizon investment companies since 2005.

Philadelphia, Pennsylvania

April 1, 2019

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Trustees and Officers of The Advisors’ Inner Circle Fund II (unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Messrs. Nesher and Klauder are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue

Name and Year of Birth	Position with the Trust and Length of Time Served	Principal Occupation(s) During the Past 5 Years

INTERESTED TRUSTEES

ROBERT NESHER (Born: 1946)	Chairman of the Board of Trustees(1) (Since 1991)

SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Vice Chairman of The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. President, Chief Executive Officer and Director of SEI Alpha Strategy Portfolios, LP, 2007 to 2013. President and Director of SEI Opportunity Fund, L.P. to 2010. Vice Chairman of O’Connor EQUUS (closed-end investment company) to 2016. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016. Vice Chairman of Winton Series Trust to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

N. JEFFERY KLAUDER (Born: 1952)	Trustee(1) (Since 2018)	Executive Vice President and General Counsel of SEI Investments since 2004.

INDEPENDENT TRUSTEES

JOSEPH T. GRAUSE, JR. (Born: 1952)	Trustee (Since 2011) Lead Independent Trustee (Since 2018)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager-Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.

(1)

Trustees who are deemed to be “interested persons” (as the term is defined in the 1940 Act) of the Trust are referred to as “Interested Trustees”. Messrs. Nesher and Klauder are deemed Interested Trustees by virtue of their affiliation with the Distributor and/or its affiliates.

January 31, 2019

of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-990-2434. The following chart lists Trustees and Officers as of January 31, 2019.

Other Directorships Held by Board Member

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Insurance Products Trust and The KP Funds. President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund PLC, SEI Global Assets Fund PLC, SEI Global Investments Fund PLC, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director of SEI Private Trust Company; SEI Investments Management Corporation; SEI Trust Company; SEI Investments (South Africa), Limited; SEI Investments (Canada) Company; SEI Global Fund Services Ltd.; SEI Investments Global Limited; SEI Global Master Fund; SEI Global Investments Fund; and SEI Global Assets Fund.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director, Federal Home Loan Bank of Pittsburgh, Meals on Wheels, Lewes/Rehoboth Beach and West Rehoboth Land Trust.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.

Trustees and Officers of The Advisors’ Inner Circle Fund II (unaudited) (continued)

Name and Year of Birth	Position with the Trust and Length of Time Served	Principal Occupation(s) During the Past 5 Years

INDEPENDENT TRUSTEES (continued)

MITCHELL A. JOHNSON (Born: 1942)	Trustee (Since 2005)	Retired. Private investor since 1994.

BETTY L. KRIKORIAN (Born: 1943)	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008-2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.

BRUCE R. SPECA (Born: 1956)	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President—Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2013 to June 2010.

GEORGE J. SULLIVAN, JR. (Born: 1942)	Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.

TRACIE E. AHERN (Born: 1968)	Trustee (Since 2018)	Principal, Danesmead Partners since 2016; Chief Operating Officer/Chief Financial Officer, Brightwood Capital Advisors LLC, 2015 to 2016; Advisor, Brightwood Capital Advisors LLC, 2016; Chief Financial Officer, Soros Fund Management LLC, 2007 to 2015.

OFFICERS

MICHAEL BEATTIE (Born: 1965)	President (Since 2011)	Director of Client Service, SEI Investments, since 2004.

JAMES BERNSTEIN (Born: 1962)	Vice President and Assistant Secretary (Since 2017)	Attorney, SEI Investments, since 2017. Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

JOHN BOURGEOIS (Born: 1973)	Assistant Treasurer (Since 2017)	Fund Accounting Manager, SEI Investments, since 2000.

January 31, 2019

Other Directorships Held by Board Members

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director of Stone Harbor Investments Funds, Stone Harbor Emerging Markets Income Fund.

Current Directorships: The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust, SEI Catholic Values Trust.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of the SEI Alpha Strategy Portfolio, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016. Trustee/Director of State Street Navigator Securities Lending Trust to 2017. Member of the independent review committee for SEI’s Canadian-registered mutual funds to 2017.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds.

None.

None.

None.

Trustees and Officers of The Advisors’ Inner Circle Fund II (unaudited) (concluded)

Name and Year of Birth	Position with the Trust and Length of Time Served	Principal Occupation(s) During the Past 5 Years

OFFICERS (continued)

STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.

RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. to 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

DIANNE M. DESCOTEAUX (Born: 1977)	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.

ROBERT MORROW (Born: 1968)	Vice President (Since 2017)	Account Manager, SEI Investments, since 2007.

BRIDGET E. SUDALL (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (Since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

MATTHEW M. MAHER (Born: 1975)	Vice President and Assistant Secretary (Since 2018)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.

January 31, 2019

Other Directorships Held by Officer

None.

None.

None.

None.

None.

None.

Notice to Shareholders (unaudited)

For shareholders that do not have an April 30, 2018 tax year end, this notice is for informational use only.

For the tax year ended April 30, 2018, each Fund is designating long-term capital gains, tax-exempt interest, ordinary income and return of capital with regard to distributions paid during the year as follows:

Fund	Return of Capital	Long-Term Capital Gains Distributions	Ordinary Income Distributions	Tax-Exempt Interest	Total Distributions	Dividends Received Deduction (1)	Qualified Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividend (5)	Foreign Tax Credit (6)

Burkenroad Small Cap Fund	0.00%	100.00%	0.00%	0.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Diversified Income Fund	16.77%	0.00%	83.23%	0.00%	100.00%	24.39%	23.91%	0.00%	52.44%	0.00%	0.00%

Diversified International Fund	0.00%	0.00%	100.00%	0.00%	100.00%	5.84%	100.00%	0.00%	0.00%	0.00%	17.06%

Dynamic Asset Allocation Fund	0.00%	0.00%	100.00%	0.00%	100.00%	47.84%	100.00%	0.53%	0.00%	0.00%	0.00%

International Small Cap Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	11.21%

Louisiana Tax-Free Income Fund	0.00%	0.00%	2.27%	97.73%	100.00%	0.00%	0.00%	0.00%	2.24%	0.00%	0.00%

Microcap Fund	0.00%	100.00%	0.00%	0.00%	100.00%	0.00%	0.00%	0.00%	0.00%	100.00%	0.00%

Mississippi Tax-Free Income Fund	0.00%	0.00%	2.03%	97.97%	100.00%	0.00%	0.00%	0.00%	1.99%	0.00%	0.00%

Quantitative Long/Short Fund	0.00%	100.00%	0.00%	0.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

U.S. Small Cap Fund	0.00%	0.00%	100.00%	0.00%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned Funds to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Funds who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

January 31, 2019

(4)

The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5)

The percentage in this column represents the amount of “Short-Term Capital Gain Dividend” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(6)

The percentage in this column represents the amount of “Qualifying Foreign Taxes” as a percentage of ordinary distributions during the tax year ended April 30, 2018. The Funds intend to pass through a Foreign Tax Credit to shareholders for the tax year ended April 30, 2018. The total amount of foreign source income is $3,273,869 and $225,502 for Diversified International Fund and International Small Cap Fund, respectively. The total amount of foreign tax paid is $544,828 and $37,650 for Diversified International Fund and International Small Cap Fund, respectively. Your allocable share of the foreign tax credit is reported on form 1099-DIV.

HHF-AR-001-1100

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is George Sullivan, and he is independent as defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by Ernst & Young LLP (“E&Y”) related to the Hancock Horizon Family of Funds (2019 and 2018) (the “Funds”).

E&Y billed the Funds aggregate fees for services rendered to the Funds for the last two fiscal years as follows:

		2019			2018
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees (1)	$299,605	N/A	N/A	$301,105	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Funds’ annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services approved pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(c) were as follows:

	2019	2018
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f)	Not applicable.

(g) (1) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2019 and 2018, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act, as amended (17 CFR § 270.30a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13. Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: April 11, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President
Date: April 11, 2019

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors
Treasurer, Controller, & CFO
Date: April 11, 2019